[GRAPHIC OMITTED - ALLEGHANY FUNDS]
   Annual
Report

   ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST TALON FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
-----------------------------------------------------------
   ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------
   ALLEGHANY/VEREDUS SCITECH FUND
-----------------------------------------------------------
   ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
-----------------------------------------------------------
   ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
-----------------------------------------------------------
   ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST BALANCED FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST BOND FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
-----------------------------------------------------------
   ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
-----------------------------------------------------------

OCTOBER 31, 2000

[LOGO OMITTED - ALLEGHANY FUNDS]

Dear Fellow Shareholder,

As the fiscal year came to a close, the U.S. economy slowed, and investor preferences shifted from growth to value, from the New Economy to the Old Economy and from stocks to bonds. Unlike the past several years, double-digit stock market returns did not occur, while a focus on fundamental valuations overtook the go-go investment climate of 1999 and early 2000. As stocks weakened throughout the period, bonds came on strong as interest rates began to moderate.

Even though it was a very volatile period, I am pleased to report that many of our funds outperformed their benchmarks during the fiscal year ended October 31, 2000. Those outperformers include the Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Talon Fund, and Alleghany/Veredus Aggressive Growth Fund. Congratulations to our portfolio managers, who have continued to manage their funds with discipline and strict adherence to their investment process.

On June 1, 2000, we introduced the Alleghany/Veredus SciTech Fund, which concentrates primarily on companies with novel technologies in such fields as the Internet, wireless communications and biotechnology. We are also pleased to announce two new funds -- Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund -- that officially opened on November 30, 2000 and are managed by our newest investment advisory firm, TAMRO Capital Partners LLC. TAMRO Capital Partners, a value-oriented equity firm based in Alexandria, Virginia, identifies companies that they believe are well positioned for growth and fundamentally strong but are overlooked in the current market. We are continuing to expand our range of investment products and believe that these new funds are a perfect complement to our current roster of funds.

On the following pages, you'll find a detailed description of each Fund's performance, along with a portfolio manager Q&A. After that, each Fund's portfolio holdings are listed as of October 31, 2000. I think you'll find the information included very informative.

Thank you for entrusting us with your investment needs.

Sincerely,

/S/ SIGNATURE - KENNETH ANDERSON

Kenneth Anderson
President



ALLEGHANY FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC., KING OF PRUSSIA, PA 19406. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.




Shareholder Services  800 992-8151  www.AlleghanyFunds.com

THE CHICAGO TRUST COMPANY (BULLET) MONTAG & CALDWELL, INC (BULLET) VEREDUS ASSET MANAGEMENT LLC (BULLET) BLAIRLOGIE CAPITAL MANAGEMENT

Table of Contents
SUMMARY INFORMATION                                           2
---------------------------------------------------------------
PORTFOLIO MANAGER COMMENTARIES:
---------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                     6
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                7
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST TALON FUND                          8
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                9
---------------------------------------------------------------
  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                   10
---------------------------------------------------------------
  ALLEGHANY/VEREDUS SCITECH FUND                             11
---------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          12
---------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 13
---------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  14
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      15
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BOND FUND                          16
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                17
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                  18
---------------------------------------------------------------
SCHEDULE OF INVESTMENTS:
---------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                    19
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND               20
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST TALON FUND                         21
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND               22
---------------------------------------------------------------
  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                   23
---------------------------------------------------------------
  ALLEGHANY/VEREDUS SCITECH FUND                             25
---------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          26
---------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 29
---------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  32
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      35
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BOND FUND                          39
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                42
---------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                  45
---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                          48
---------------------------------------------------------------
STATEMENT OF OPERATIONS                                      52
---------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                           56
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         62
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                78
---------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                 84
---------------------------------------------------------------

[BEGIN SIDEBAR]

THE CHICAGO TRUST COMPANY
With roots going back to 1887, Chicago Trust manages portfolios for mutual fund, institutional and high net worth clients.The firm also provides investment, trustee and administrative services for pension, profit sharing and 401(k) plans.

MONTAG & CALDWELL, INC.
Founded in 1945 in Atlanta, Montag & Caldwell is one of the oldest and most well-respected investment counseling firms in the Southeast. The firm manages investments for institutions and retirement plans, as well as for individual clients.

VEREDUS ASSET MANAGEMENT LLC
A specialist in small company growth stocks, Veredus manages institutional accounts, individual client accounts and mutual funds and is based in Louisville, Kentucky. The firm was founded by B. Anthony Weber, a former principal with Fred Alger & Co., a well-known New York-based growth stock research and investment firm.

BLAIRLOGIE CAPITAL MANAGEMENT
Based in Edinburgh, Scotland, Blairlogie specializes in managing international and emerging market portfolios for institutions and mutual funds. The firm is a registered investment advisor in the United States and the United Kingdom.

[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2000
SUMMARY INFORMATION
--------------------------------------------------------------------------------


                                 ALLEGHANY/MONTAG & CALDWELL               ALLEGHANY/ CHICAGO TRUST
                                         GROWTH FUND                         GROWTH & INCOME FUND
                                 CLASS N             CLASS I             CLASS N             CLASS I
TOTAL RETURNS:
One Year ................        (0.96)%            (0.70)%              19.62%               N/A
Three Year
   Average Annual .......         14.73%             15.07%              24.21%               N/A
Five Year
   Average Annual .......         21.30%               N/A               24.95%               N/A
Average Annual
   Since Inception ......         23.02%             20.48%              22.25%               N/A
Inception Date ..........       11/02/94            06/28/96            12/13/93            07/31/00


TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Coca-Cola Co. ................................   6.75%
Pfizer, Inc. .................................   5.79%
Electronic Data Systems Corp. ................   5.00%
Citigroup, Inc. ..............................   4.76%
Johnson & Johnson ............................   4.46%
Gillette Co. .................................   4.16%
Bristol-Myers Squibb Co. .....................   4.09%
McDonald's Corp. .............................   3.99%
Hewlett-Packard Co. ..........................   3.59%
Procter & Gamble Co. .........................   3.33%

as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
EMC Corp. ....................................   4.51%
Sysco Corp. ..................................   4.50%
Cardinal Health, Inc. ........................   3.99%
AES Corp. ....................................   3.63%
Nokia Corp., SP ADR ..........................   3.60%
Federal Home Loan Mortgage Corp. .............   3.50%
Harley-Davidson, Inc. ........................   3.46%
American International Group, Inc. ...........   3.45%
Cisco Systems, Inc. ..........................   3.37%
Walgreen Co. .................................   3.32%


--------------------------------------------------------------------------------
                             ALLEGHANY/CHICAGO TRUST    ALLEGHANY/CHICAGO TRUST
                                    TALON FUND           SMALL CAP VALUE FUND
TOTAL RETURNS:
One Year .................            39.07%                    18.88%
Three Year
   Average Annual ........             8.38%                      N/A
Five Year
   Average Annual ........            16.54%                      N/A
Average Annual
   Since Inception .......            17.06%                     4.60%
Inception Date ...........           09/19/94                  11/10/98

TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Houghton Mifflin Co. .........................   5.12%
Unisys Corp. .................................   5.07%
CNF Transportation, Inc. .....................   4.75%
Mattel, Inc. .................................   4.51%
Belo (A.H.) Corp., Class A ...................   4.00%
Alcatel SA, ADR ..............................   3.83%
ACNielsen Corp. ..............................   3.81%
Sensormatic Electronics Corp. ................   3.80%
Harris Corp. .................................   3.72%
Dean Foods Co. ...............................   3.64%

as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Pier 1 Imports, Inc. .........................   4.09%
Prosperity Bancshares, Inc. ..................   3.67%
Carter-Wallace, Inc. .........................   3.45%
Valero Energy Corp. ..........................   3.25%
Hibernia Corp., Class A ......................   3.15%
Raymond James Financial, Inc. ................   3.09%
Peoples Energy Corp. .........................   3.05%
Wilmington Trust Corp. .......................   2.98%
First Financial Holdings, Inc. ...............   2.91%
Pioneer Natural Resources Co. ................   2.79%

--------------------------------------------------------------------------------

                                     ALLEGHANY/VEREDUS        ALLEGHANY/VEREDUS
                                   AGGRESSIVE GROWTH FUND       SCITECH FUND
TOTAL RETURNS:
One Year .....................               53.35%                  N/A
Three Year
   Average Annual ............                 N/A                   N/A
Five Year
   Average Annual ............                 N/A                   N/A
Average Annual
   Since Inception ...........               49.27%(a)               N/A
Inception Date ...............            06/30/98(a)             06/30/00

TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Oxford Health Plans, Inc. ....................   4.38%
HEALTHSOUTH Corp. ............................   4.31%
Genesco, Inc. ................................   3.72%
Humana, Inc. .................................   3.36%
Cytyc Corp. ..................................   2.96%
FileNET Corp. ................................   2.85%
Marine Drilling Cos., Inc. ...................   2.78%
Frontier Airlines, Inc. ......................   2.64%
Community Health Systems .....................   2.41%
First Health Group Corp. .....................   2.18%

as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Physiometrix, Inc. ...........................   3.88%
Cytyc Corp. ..................................   3.52%
CIENA Corp. ..................................   3.51%
Cadence Design Systems, Inc. .................   3.43%
Cell Therapeutics, Inc. ......................   2.98%
Novoste Corp. ................................   2.81%
Polycom, Inc. ................................   2.65%
Biomet, Inc. .................................   2.41%
DaVita, Inc. .................................   2.34%
Biosource International, Inc. ................   2.22%

--------------------------------------------------------------------------------

                                      ALLEGHANY/ BLAIRLOGIE              ALLEGHANY/BLAIRLOGIE
                                   INTERNATIONAL DEVELOPED FUND          EMERGING MARKETS FUND
                                   CLASS N            CLASS I            CLASS N        CLASS I
TOTAL RETURNS:
One Year ...................        (6.58)%           (6.28)%           (8.25)%        (8.18)%
Three Year
   Average Annual ..........          7.50%(b)          7.86%(b)        (4.23)%(c)     (4.01)%(c)
Five Year
   Average Annual ..........          7.18%(b)          7.50%(b)        (2.50)%(c)     (2.28)%(c)
Average Annual
   Since Inception .........          7.69%(b)          8.17%(b)        (7.66)%(c)       1.32%(c)
Inception Date .............       11/30/94(b)        06/08/93(b)       10/20/94(c)    06/01/93(c)


TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Nokia Oyj ....................................   4.63%
Vodafone AirTouch Plc ........................   2.83%
Sweden OPALS .................................   2.79%
Nippon Telegraph & Telephone Corp. ...........   1.91%
Deutsche Telekom AG ..........................   1.84%
Telefonica SA ................................   1.60%
Fanuc, Ltd. ..................................   1.58%
Matsushita Electric Industrial Co., Ltd. .....   1.58%
Bank of Tokyo-Mitsubishi, Ltd. ...............   1.55%
Toyota Motor Corp. ...........................   1.54%

as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Telefonos de Mexico SA, SP ADR ...............   3.02%
Samsung Electronics ..........................   2.81%
China Mobile (Honk Kong) Ltd. ................   2.68%
Taiwan Fund, Inc. ............................   2.58%
Telecomunicacoes Brasileiras SA,
   Pfd Block, SP ADR .........................   2.57%
OAO Lukoil Holding, SP ADR ...................   2.14%
Taiwan Semiconductor Manufacturing Co., Ltd. .   2.13%
MSCI Taiwan OPALS ............................   2.08%
Turkiye Is Bankasi, Class C ..................   1.90%
Petroleo Brasleiro SA ........................   1.83%

--------------------------------------------------------------------------------
(a) Prior to December 7, 1998, the inception date and performance figures reflected are those of a predecessor fund, Veredus Growth Fund.
(b) Prior to May 1, 1999, the inception date and performance figures reflected are those of a predecessor fund, PIMCO International Developed Fund.
(c) Prior to May 1, 1999, the inception date and performance figures reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

      ALLEGHANY FUNDS
---------------------
PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2000
SUMMARY INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                          ALLEGHANY/MONTAG & CALDWELL    ALLEGHANY/CHICAGO TRUST
                                 BALANCED FUND                BALANCED FUND
                           CLASS N           CLASS I
TOTAL RETURNS:
One Year ..............     2.05%              2.31%              14.82%
Three Year
   Average Annual .....    11.23%               N/A               16.85%
Five Year
   Average Annual .....    15.53%               N/A               17.57%
Average Annual
   Since Inception ....    16.88%              5.05%              17.40%
Inception Date ........   11/02/94           12/31/98            09/21/95

TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Coca-Cola Co. ................................   4.13%
Pfizer, Inc. .................................   3.52%
Electronic Data Systems Corp. ................   3.29%
Citigroup, Inc. ..............................   3.12%
Johnson & Johnson ............................   3.11%
McDonald's Corp. .............................   2.64%
Gillette Co. .................................   2.61%
U.S. Treasury Bond, 8.125%, 08/15/19 .........   2.56%
Bristol-Myers Squibb Co. .....................   2.47%
Hewlett-Packard Co. ..........................   2.38%

as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Sysco Corp. ..................................   3.25%
EMC Corp. ....................................   2.91%
AES Corp. ....................................   2.36%
Federal Home Loan Mortgage Corp. .............   2.35%
American International Group, Inc. ...........   2.29%
Walgreen Co. .................................   2.27%
Harley-Davidson, Inc. ........................   2.27%
Cardinal Health, Inc. ........................   2.21%
Nokia Corp., SP ADR ..........................   2.21%
Intel Corp. ..................................   2.07%

--------------------------------------------------------------------------------
                                 ALLEGHANY/CHICAGO TRUST
                                        BOND FUND
                                 CLASS N        CLASS I
TOTAL RETURNS:
One Year ................         6.98%           N/A
Three Year
   Average Annual .......         5.18%           N/A
Five Year
   Average Annual .......         6.02%           N/A
Average Annual
   Since Inception ......         5.96%           N/A
Inception Date ..........       12/13/93        07/31/00

TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
Government National Mortgage Association
   7.000%, 09/15/28, Pool #458926 ............   3.14%
Federal National Mortgage Association
   7.500%, 02/01/30, Pool #529028 ............   2.74%
Federal Home Loan Mortgage Corporation
   8.000%, 02/01/30, Pool #C00922 ............   2.61%
U.S. Treasury Bond 6.250%, 08/15/2023 ........   2.47%
U.S. Treasury Bond 6.000%, 02/15/2026 ........   2.18%

Waste Management, Inc. Subordinated Notes
   4.000%, 02/01/2002 ........................   2.13%
Ford Motor Credit Co., Inc.,
   7.500%, 03/15/2005 ........................   1.95%
Federal Home Loan Mortgage Corporation
   7.500%, 11/01/29, Gold Pool #C32468 .......   1.84%
U.S. Treasury Bond 7.125%, 02/15/2023 ........   1.84%
Federal Home Loan Bank
   6.500%,11/15/06, Series PX02 ..............   1.74%

--------------------------------------------------------------------------------
                          ALLEGHANY/CHICAGO TRUST
                             MUNICIPAL BOND FUND
TOTAL RETURNS:
One Year ...............            7.30%
Three Year
   Average Annual ......            3.82%
Five Year
   Average Annual ......            4.03%
Average Annual
   Since Inception .....            3.96%
Inception Date .........          12/13/93

TOP TEN HOLDINGS
as of October 31, 2000
COMPANY AND % OF TOTAL NET ASSETS
District of Columbia, Smithsonian Institute
   Series A, 5.375%, 11/01/2015 ..............   3.42%
Cartersville Developed Authority,
   Water & Wastewater Facilities Revenue
   Series A, 7.375%, 05/01/2009 ..............   3.05%
Indianapolis Public Improvement Revenue,
   Series B, 6.000% 01/10/20 .................   2.83%
Chicago Public Building
   Commerce Building Revenue
   5.750%, 12/01/2018 ........................   2.78%
Texas Municipal Power Agency Revenue,
   5.500%, 09/01/10, Series E ................   2.78%

Omaha Public Power District Electric Revenue,
   5.400%, 02/01/2008, Series C ..............   2.76%
Grand Forks Refunding and Improvement,
   5.000%, 12/01/2004, Series A ..............   2.74%
Evanston, G.O., Prerefunded 12/01/02,
   6.100%, 12/01/09 ..........................   2.73%
Phoenix Civic Improvement Corp., Water
   System Revenue, Junior Lien
   6.000%, 07/01/02 ..........................   2.71%
Pennsylvania Intergovernmental Cooperative
   Authority, Special Tax Revenue, City of
   Philadelphia Funding Program,
   6.000%, 06/15/02 ..........................   2.69%

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                           [PHOTO OMITTED - RONALD E. CANAKARIS]
                                                        Ronald E. Canakaris, CFA
Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Montag & Caldwell Growth Fund, Class N and Class I, produced total returns of -0.96% and -0.70%, respectively. In comparison, the Fund's benchmark, the Standard & Poor's 500 Index ("S&P(REGISTRATION MARK) 500 Index"), returned 6.08% while the Fund's peer group, as measured by the Lipper Large-Cap Core Fund Index, returned 9.64%. To better reflect the Fund's strategy, the peer group of the Fund is being revised from the Lipper Large-Cap Growth Index to the Lipper Large-Cap Core Index.

Q    How would you describe the investment
------
     environment?

A The growth style of investing was the clear favorite during the first third of the fiscal year. By March, however, investors became concerned about the soaring U.S. economy and the need for the Federal Reserve Board (the "Fed") to continue raising interest rates to slow it down. Rising interest rates, concerns about inflation and rising energy prices and the possibility of a "hard" rather than "soft" landing led investors to abandon high flying technology stocks and turn to value investing. As a result, much of the remainder of the period saw investors clamor for old economy stocks in such defensive areas as energy, financial services and health care.

Q    What factors affected your performance?
------

A When compared with the S&P(REGISTRATION MARK) 500 Index, our portfolio remains underweighted in technology, yet our portfolio suffered from the severe pressure on selected issues in this sector. Following our trimming of Hewlett-Packard Co. (3.6% of net assets) to an average position, the stock declined on news regarding a proposed merger (since called off) with PricewaterhouseCoopers consulting division and concerns of weak demand currently affecting others in the industry. Tellabs, Inc. (1.6%) fell victim to the concerns about reduced spending by telecommunications companies, and an announcement by Intel (1.2%) of an earnings shortfall due to slowing demand in Europe caused us to trim this issue. Stock price reaction has grown more volatile when negative news is released by a company due to the high level of investor expectations resulting from many years of strong market gains.

Q    What stocks looked attractive as the
------
     period came to a close?

A Price weakness in Electronic Data Systems Corp. (5.0%), which we believe was an overreaction to a temporary delay in their accelerating revenue growth, provided a buying opportunity during the latter part of the fiscal year. The active pipeline of new proposals for Electronic Data Systems' business, as well as its record backlog supports the expectations for an acceleration of growth in the period ahead. Concerns regarding slowing consumer demand led to attractive valuations and led us to re-establish positions in Walt Disney Co. (2.5%) and Procter & Gamble Co. (3.3%), two high-quality consumer companies whose earnings momentum has now become visible given management's strategies to improve results. On the other hand, the consumer sectors remained weak as the depressed euro continued its slide, affecting the earnings outlook for many multinational companies. During the period, we trimmed our holdings in Gillette (4.2%) and McDonald's Corp. (4.0%) based upon the outlook of a more moderate level of earnings momentum.

Q    What is your outlook?
------

A Although the fiscal year was difficult, we plan to remain true to our investment process of identifying attractively priced high-quality companies with visible earnings momentum. We feel confident about the prospects for the companies in our portfolio and plan to continue our focus on some of the best investments for our shareholders.

[BEGIN SIDEBAR]

                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS         18%
PHARMACEUTICALS             15%
FINANCE                     14%
TECHNOLOGY                  14%
FOOD AND BEVERAGE           10%
CONSUMER CYCLICALS           9%
CASH AND OTHER NET ASSETS    6%
RETAIL                       5%
MEDICAL SUPPLIES             5%
HEALTH CARE SERVICES         4%

                           ALLEGHANY/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             ALLEGHANY/MONTAG &
     S&P(REGISTRATION  LIPPER LARGE-CAP   LIPPER LARGE-CAP  CALDWELL GROWTH FUND
     MARK) 500 INDEX   GROWTH FUND INDEX  CORE FUND INDEX     CLASS N SHARES
11/94     10000             10000              10000               10000
10/95     12641             12691              12226               13187
10/96     15685             15207              14857               17131
10/97     20720             19441              19177               22925
10/98     25277             23176              22228               27027
10/99     31761             31787              27824               34958
10/00     33692             34597              30414               34623

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(REGISTRATION MARK) 500 INDEX, LIPPER LARGE-CAP GROWTH INDEX AND LIPPER LARGE-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                         [PHOTO OMITTED - BERNARD F. MYSZKOWSKI]
                                              [PHOTO OMITTED - RICHARD S. DRAKE]
                               Bernard F. Myszkowski, CFA  Richard S. Drake, CFA

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Chicago Trust Growth & Income Fund significantly outperformed its benchmark and peer group, producing a total return of 19.62% (Class N shares). In comparison, the benchmark S&P(REGISTRATION MARK) 500 Index returned 6.08%, while its peer group, the Lipper Large-Cap Growth Fund Index, returned 8.84%.

Q    What factors affected your performance?
------

A As the fiscal year drew to a close, the environment was characterized by stable short-term interest rates, a slowdown in the U.S. economy and the shift by investors to more defensive stocks. Indeed, although our focus is bottom-up stock selection, the Fund's top performers shifted from technology stocks, that did so well early in the period, to non-bank financial services companies. Among the best performers were Associates First Capital Corp. (1.5% of net assets), which is being acquired by Citigroup and AFLAC, Inc. (2.5%), which specializes in supplemental health and life insurance. Our best performer for the year proved to be Cardinal Health, Inc. (4.0%), a leading drug and medical/surgical supply distribution company, which was up 118% this year.

     Another excellent performer was AES Corp. (3.6%), an acquisition-minded electric utility that has been able to achieve economies of scale. Utilities also benefit from moderating interest rates as well as a potential shortage of power this winter. Underperforming stocks were bellwether technology names such as Dell Computer Corp. (2.8%) and Intel Corp. (3.2%), which are facing a slowdown in the demand for personal computers. Of course, Dell and Intel have produced phenomenal returns for investors over the past several years.

Q    What stocks looked attractive as the
------
     period came to a close?

A Late in the period, we added shares of Home Depot, Inc. (1.5%), a stock that had been beaten up in previous months because of concerns about the retail sector. The company, which is the world's largest home improvement retailer, recently added high-end remodeling stores that we believe will be very successful. Stocks that were dropped from the portfolio include Computer Associates International, Inc. which is very dependent on the shrinking market for large mainframe computers, Proctor & Gamble Co., which was dropped because of concerns about long-term growth and Carnival Corp., which operates Carnival Cruise Lines, an industry facing an oversupply of cruise ships. October was a very turbulent month for technology stocks, with the NASDAQ falling about 8%. However, a number of technology stocks in the portfolio, including Microsoft Corp. (2.7%) and Electronic Data Systems Corp. (3.1%), produced good performance to end the fiscal year.

Q    What is your outlook?
------

A As we approach 2001, we plan to continue to search for high-quality companies with strong revenue and earnings growth that make sense in all kinds of markets. We believe that our bottom-up approach and analysis of individual stocks across a wide array of sectors should provide value to shareholders.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
OTHER COMMON STOCKS             25%
TECHNOLOGY                      23%
FINANCE                         17%
CONSUMER DURABLES                7%
TELECOMMUNICATIONS EQUIPMENT     7%
RETAIL                           7%
CASH AND OTHER NET ASSETS        6%
FOOD AND BEVERAGE                4%
HEALTH CARE SERVICES             4%

                             ALLEGHANY/CHICAGO TRUST
                          GROWTH & INCOME FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P(REGISTRATION  LIPPER LARGE-CAP  ALLEGHANY/CHICAGO TRUST
          MARK) 500 INDEX     GROWTH INDEX      GROWTH & INCOME FUND
DEC-93         10000             10000                 10000
OCT-94         10360             10535                 10173
OCT-95         13096             13371                 13088
OCT-96         16250             16021                 16619
OCT-97         21466             20482                 20801
OCT-98         26185             24417                 26090
OCT-99         32902             33489                 33321
OCT-00         34902             36449                 39858

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(REGISTRATION
MARK) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. [END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST TALON FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                              [PHOTO OMITTED - TERRY D. DIAMOND]
                                             [PHOTO OMITTED - THYRA E. ZERHUSEN]
                                             Terry D. Diamond  Thyra E. Zerhusen

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Chicago Trust Talon Fund produced a total return of 39.07%, outperforming its benchmark, the S&P(REGISTRATION MARK) 400 MidCap Index, which returned 31.65%. Meanwhile, the Lipper Mid-Cap Value Index returned 18.73%. Indeed, the mid-cap segment of the market was among the top performing areas during the fiscal year. In comparison, the S&P(REGISTRATION MARK) 500 Index, a measure of large-cap stocks, rose just 6.08%.

Q    What factors affected your performance?
------

A The primary reason for the Fund's superior performance was its rigorous attention to bottom-up stock selection in a variety of industries including capital goods and consumer cyclicals. As to technology, we maintained roughly the same percentage of holdings versus our benchmark. Our technology investments were out-of-favor or misunderstood securities selling at highly attractive multiples, like Unisys Corp. (5.1% of net assets) and Mentor Graphics Corp. (3.0%). While these stocks may have hindered performance earlier in the year, the market's shift to value helped these holdings considerably.

Q    What stocks looked particularly
------
     attractive as the fiscal year came to a close?

A American Power Conversion Corp. (2.7%) is an excellent example of an attractive buying opportunity. The company, which has a leading market share in products that protect computers and data networks from the damaging effects of electric power failures, is selling at a price-earnings multiple that is half of its expected long-term growth rate. Other attractive holdings included CNF Transportation, Inc. (4.8%), IMS Health, Inc. (3.0%), Mattel, Inc. (4.5%) and Southwest Airlines Co. (3.1%).

Q    How would you describe the investment
------
     environment?

A The market evolved from one that rewards indexing and momentum style investing to one that favors stock picking based on valuation and fundamental analysis. The recent volatility in the market resulting from disappointing earnings reports, tax loss selling and fear of a slowing economy has created some very attractive buying opportunities.

Q    What is your outlook?
------

A The announcements of revenue and earnings shortfalls by several large companies and subsequent severe stock declines have encouraged investors to be more conscious of risk-reward relationships. In our opinion, this has resulted in an increased focus on both value and mid-cap sector stocks. The Fund is at the confluence of these two emerging trends. The portfolio currently has an average P/E multiple of just 14 times earnings, but an earnings growth rate of greater than 16% which positions the Fund well for the future. At the present time there are several stocks in the Fund that, despite very good long term growth characteristics, are selling at discounts of up to 50% of their growth rates. This gives us confidence that the Fund is an attractive investment at this time.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
OTHER COMMON STOCKS              17%
PRINTING AND PUBLISHING          13%
TECHNOLOGY                       12%
BUSINESS SERVICES                11%
TELECOMMUNICATIONS EQUIPMENT      9%
ELECTRONICS                       9%
HEALTH CARE SERVICES              8%
TRANSPORTATION                    8%
RETAIL                            7%
CASH AND OTHER NET ASSETS         6%

                             ALLEGHANY/CHICAGO TRUST
                                   TALON FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         S&P(REGISTRATION       ALLEGHANY/CHICAGO    LIPPER MID-CAP
      MARK) 400 MID-CAP INDEX   TRUST TALON FUND       VALUE FUND
09-94         10000                   10000               10000
10-94          9921                   10250                9968
10-95         12025                   12189               11451
10-96         14111                   15420               13733
10-97         18721                   20582               17579
10-98         19974                   18413               16281
10-99         24180                   18840               17782
10-00         31833                   26201               21113

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(REGISTRATION MARK) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                         [PHOTO OMITTED - PATRICIA A. FALKOWSKI]
                                                           Patricia A. Falkowski

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Chicago Trust Small Cap Value Fund produced a total return of 18.88%, outperforming its unmanaged benchmark, the Russell 2000 Index, which returned 17.41%. Meanwhile, the Lipper Small-Cap Value Index, a measure of its peer group, returned 19.04%. Indeed, the small-cap value segment of the market was among the top performing areas during the 12-month period. In comparison, the S&P(REGISTRATION MARK) 500 Index, a measure of large-cap stocks, rose just 6.08%.

Q    How would you describe the investment
------
     environment?

A During the first half of the fiscal year, value was out of favor as technology and biotechnology stocks surged until early March when these high-flying sectors collapsed and old economy industries such as energy and financial services came back into vogue. By mid-summer, the stock market as a whole weakened substantially, allowing defensive stocks with low valuations and good dividend yields to shine. Some sectors, technology in particular, were still priced to perfection. But earnings became less assured and some high profile technology companies pre-announced slower earnings outlooks causing confidence to erode quickly. In October, the market ran for cover, hitting such sectors as science & technology, gold and emerging markets. Suddenly, the prices of stocks mattered. The portfolio was well positioned to take advantage of this shift in sentiment.

Q    Where did you see the best performance?
------

A For much of the first half of the fiscal year, the portfolio saw strong performance in energy and health care stocks. The surging price of oil and natural gas benefited companies engaged in exploration and production. In health care, the hospital industry, as well as its suppliers, began to benefit from more generous government reimbursement, as investors reasoned that both major presidential candidates were campaigning to strengthen Medicare. By the second half of the fiscal year, another area of strength was financial services, a beneficiary of the easing interest-rate environment late in the period. In addition, a number of companies in the portfolio were involved in mergers, acquisitions and going-private transactions that generated significant gains for the portfolio. On the negative side, some of the basic materials companies continued to suffer from overcapacity and margin pressure as energy prices soared.

Q    What stocks looked particularly
------
     attractive as the fiscal year came to a close?

A Some of our best stocks were among our "cheapest," namely Republic Security Financial Corp. (2.8% of net assets), which just announced that Wachovia had made a bid for it, Applebee's International, Inc. (1.8%), a much maligned consumer cyclical that we bought at a depressed price, Newport News Shipbuilding, Inc. (2.1%), a play on the defense industry which is inherently anti-cylical and Carter -Wallace, Inc. (3.4%), a personal care company which announced that they had hired an investment banking firm to evaluate strategic options.

Q    What is your outlook?
------

A Investors are increasingly focused on high-quality companies as corporate profits decelerate and valuations of lower-quality companies continue to come down. This is a good development for quality-minded investors such as us. We believe that our investments in low-priced stocks will continue to provide healthy returns as investors turn away from higher risk, highly valued growth stocks.



                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
OTHER COMMON STOCKS                     24%
BANKS                                   18%
INDUSTRIAL                              10%
OIL AND GAS EXTRACTION                   9%
REAL ESTATE INVESTMENT TRUST             9%
RETAIL                                   8%
UTILITIES                                6%
PHARMACEUTICALS                          6%
CASH AND OTHER NET ASSETS                5%
SAVINGS AND LOANS                        5%

                             ALLEGHANY/CHICAGO TRUST
                              SMALL CAP VALUE FUND
                                GROWTH OF $10,000
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                ALLEGHANY/CHICAGO TRUST     LIPPER SMALL
            RUSSELL 2000 INDEX   SMALL-CAP VALUE FUND     CAP VALUE INDEX
11-98            10000                  10000                  10000
04-99            11517                   9854                  10499
10-99            11487                   9193                  10223
04-00            13637                  10144                  11271
10-00            13487                  10929                  12169

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                              [PHOTO OMITTED - B. ANTHONY WEBER]
                                       [PHOTO OMITTED - CHARLES P. MCCURDY, JR.]
                                       B. Anthony Weber  Charles P. McCurdy, Jr.

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Veredus Aggressive Growth Fund produced a total return of 53.35%, significantly outperforming its benchmark, the Russell 2000 Index, which returned 17.41%, and the Lipper Small-Cap Growth Index, a measure of its peer group, which returned 37.48%.

Q    How would you describe the investment
------
     environment?

A The U.S. economy has clearly slowed, thanks in part to the efforts of the Fed, which raised short-term interest rates a total of 1.75 percentage points since mid-1999. A slowing economy would normally be a good sign for stocks, because inflation expectations would be reduced along with moderating interest rates. However, corporate profits have also been revised downward. Third quarter earnings disappointments from high profile technology companies sparked this recent correction, although companies in many sectors of the economy have reported similar shortfalls. Generally speaking, such news is not a one-quarter phenomenon, and we would expect to see more disappointments in the fourth quarter.

Q    What factors affected the Fund's
------
     performance?

A Most of the returns were garnered in the first half of the fiscal year, driven by the Fund's technology holdings during that part of the year. We cautioned in our semi-annual letter that favorable conditions for technology stocks might not continue, and that turned out to be the case. Indeed, we have seen a large number of companies (none of which are part of the Fund's portfolio), such as Apple Computer, Inc., Dell Computer Corp., and Intel Corp. among others, pre-announce lower than expected results for the third quarter. The large-cap stocks are now experiencing what we in the small-cap sector have known for years: if you miss your numbers, you pay the price. Fortunately, there were some strong performers in other sectors such as health care, particularly biotechnology stocks, which are benefiting somewhat from the sell-off in technology. In addition, the surging price of oil has helped the energy sector, where demand is still very strong while production in the U.S. is near historic lows.

Q    How has the portfolio shifted during
------
     the fiscal year?

A We have reduced our exposure to technology and telecommunications to less than 7% of the portfolio. In contrast, our emphasis has been on health care and energy, as these two sectors now account for 37% and 17%, respectively. In October, six of the Fund's top ten performers were health care stocks, which operate in one of the few industries where pricing power actually exists. Despite the recent sell-off in technology, we are not compelled to do much buying within the technology sector.

Q    What is your outlook?
------

A It has always been our experience that the groups or asset classes that outperform during a correction or bear market will lead to the upside once the market gets back on track. We feel that health care and biotechnology should continue to provide this leadership as well as energy service and drilling companies. In addition, the Russell 2000 Index has outperformed the S&P(REGISTRATION MARK) 500 Index during the fiscal year ended October 31, 2000. Although the past several months have been gloomy, we are still quite positive on the small-cap growth sector over the long term.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR
                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
HEALTH CARE SERVICES                    25%
OIL AND GAS EXTRACTION                  17%
OTHER COMMON STOCKS                     15%
RETAIL                                  13%
CASH AND OTHER NET ASSETS                8%
MEDICAL PRODUCTS AND SUPPLIES            7%
COMPUTER SOFTWARE                        4%
AIRLINES                                 4%
RESTAURANTS                              4%
INSURANCE                                3%

                                ALLEGHANY/VEREDUS
                             AGGRESSIVE GROWTH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              ALLEGHANY/VEREDUS     LIPPER SMALL-CAP
        RUSSELL 2000 INDEX  AGGRESSIVE GROWTH FUND    GROWTH INDEX
06-98          10000                10000                 10000
10-98           8311                 8620                  7915
04-99           9571                12710                  9466
10-99           9547                16630                 11215
04-00          11334                26511                 15682
10-00          11209                25502                 15418

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                              [PHOTO OMITTED - B. ANTHONY WEBER]
                                       [PHOTO OMITTED - CHARLES P. MCCURDY, JR.]
                                       B. Anthony Weber  Charles P. McCurdy, Jr.

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Between its date of inception on June 30, 2000 and the end of the fiscal year, Alleghany/Veredus SciTech Fund returned -10.61% versus -11.79% for the Fund's benchmark, the Pacific Stock Exchange ("PSE") Technology Index.

Q    What is the mission of Alleghany/Veredus SciTech Fund?

A The Fund concentrates primarily on companies with novel technologies, including Internet, wireless communications and semiconductor equipment as well as health care, biotechnology, medical devices and pharmaceuticals. By building internal models and coming up with our own earnings expectations, we seek to identify companies where we believe that Wall Street earnings estimates are understated. Companies that can translate their superior technology into commercial success will generate the strongest earnings, thus driving stock prices higher.

Q    How would you describe the investment
------
     environment?

A Key concerns for technology stocks since the market peak in March include continued compression of valuations in the Internet sector, slowing growth in personal computers, extremely high expectations for growth in wireless services and mounting concerns with regard to telecommunications spending. The freewheeling days of bringing questionable IPOs to market and watching stocks triple on the first day of trading appear to be over. We find it interesting that only after the massive declines of many stocks in the Internet space are investors questioning the viability of many `new economy' business plans. As bullish as we have been on the semiconductor sector over the last few years, we recognize that business conditions go to extremes, and we are currently in the midst of an `inventory correction' in the semiconductor industry. Semiconductors are growth cyclicals, and as such, expectations and valuations tend to get stretched, only to snap back to their senses. We welcome the return of more rational thinking in technology.

Q    What factors affected your performance?
------

A While managing the technology side of our portfolio has been virtual hand-to-hand combat, our health care holdings have performed relatively well. While biotechnology saw a blow-off move in the spring that was fueled by stocks in the genomics area, there are quite a few investment opportunities in health care and biotechnology where commercial realization is not quite as far out in the future as it is in gene mapping. However, investors shifted their attention away from technology and toward more defensive areas such as energy and financial services.

Q    What is your outlook?
------

A Long term, we are extremely bullish on the prospects for technology, biotechnology and healthcare stocks. Proliferation of wireless communications and data services, burgeoning data and video traffic over networks, and a broader realization of the Internet's true commercial potential are only a few of the drivers which have drawn our focus as technology investors. But again, a more realistic view of expectations and the timing of our entry points in this treacherous technology environment are paramount in the short run. On the health care side, aging populations, the demand for lower cost and more effective treatment alternatives and technological advances should create many opportunities over the foreseeable future.

                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
U.S. TREASURY BILL                      37%
MEDICAL PRODUCTS AND SUPPLIES           17%
CASH AND OTHER NET ASSETS               15%
COMPUTER SOFTWARE                        9%
TELECOMMUNICATIONS                       9%
OTHER COMMON STOCKS                      8%
PHARMACEUTICALS                          5%

                                ALLEGHANY/VEREDUS
                                  SCITECH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PACIFIC STOCK EXCHANGE  ALLEGHANY/VEREDUS
          TECHNOLOGY INDEX       SCITECH FUND
06-00           10000               10000
10-00            8821                8939

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDEX (PSETECHNOLOGY INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. [END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                             [PHOTO OMITTED - JAMES G. S. SMITH]
                                                               James G. S. Smith

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Blairlogie International Fund, Class N and Class I, produced total returns of -6.58% and -6.28%, respectively. In comparison, the MSCI EAFE Index, the Fund's benchmark, returned -2.66%. The negative returns were primarily caused by a weak euro and rising oil prices.

Q    Why has the weakness in the euro
------
     continued?

A The fall of the euro continued a trend that has been in place for some time, although the rate of decline seems to have been checked by recent intervention from the world's central banks. There is a combination of reasons for the euro's weakness. First, the U.S. economy remains stronger than Europe's in terms of productivity, deregulation, capital flows and overall economic performance. Second, there is political ambivalence about the euro. Denmark decisively voted against joining the euro, which reinforced sentiment in Britain against joining the currency. Polls in Germany indicate a majority would prefer to return to the deutsche mark and there is not the groundswell of public confidence in the currency to support it. Europe's performance has also been plagued by a sell-off in technology and telecommunications stocks, which had previously buoyed the market.

Q    What areas of the developed world
------
     looked attractive as the fiscal year came to a close?

A We reduced our position in Switzerland and invested the proceeds in the United Kingdom. In Finland, we added to our position in Nokia Oyj, a stock that appeared to be oversold.

     On the other hand, Japan, Australia and New Zealand remained unattractive as continuing weakness in their currencies against the U.S. dollar weakened their returns. In Japan, the market has seen heavy selling by foreign investors as doubts about the strength and durability of the nascent economic recovery have intensified.

Q    How does Germany's new tax law
------
     promote investment in that country?

A Chancellor Gerhard Schroeder cut business and personal tax rates, removing a barrier to corporate mergers and boosting momentum for further economic restructuring. Effective in 2002, the 50% capital gains tax that was levied on companies selling shares in other companies will be removed. This will encourage mergers, acquisitions and other transactions, making Germany a more attractive place for investment. In January 2001, the federal corporate income tax rate will fall from 40% to 25%, creating a lower rate than those in France, Italy, Japan and the U.S. The cut will reduce tax bills for U.S. companies doing business in Germany, making it more likely for them to reinvest the funds locally. For individuals, the top personal income tax will fall from 51% currently to 42% by 2005. The new tax rates do not solve all of Germany's economic problems, most notably its high labor costs, but it is certainly a big step in the right direction.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
FINANCE                         25%
OTHER COMMON STOCKS             22%
INDUSTRIAL                      15%
TELECOMMUNICATIONS              16%
OIL AND GAS EXTRACTION           5%
FOOD AND BEVERAGE                5%
AUTOMOBILES                      4%
UTILITIES                        4%
FOREIGN INDEX SECURITY           3%
PREFERRED STOCKS                 1%

                              ALLEGHANY/BLAIRLOGIE
                      INTERNATIONAL DEVELOPED FUND--CLASS I
                              GROWTH OF $1,000,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ALLEGHANY/BLAIRLOGIE
          INTERNATIONAL DEVELOPED                    LIPPER INTERNATIONAL
            FUND CLASS I SHARES     MSCI EAFE INDEX       FUND INDEX
06-93           1,000,000              1,000,000          1,000,000
10-93           1,074,050              1,082,040          1,127,420
10-94           1,199,760              1,191,260          1,257,130
10-95           1,245,270              1,186,830          1,251,260
10-96           1,373,450              1,311,100          1,409,240
10-97           1,424,990              1,371,800          1,597,600
10-98           1,628,810              1,504,120          1,671,820
10-99           1,907,650              1,850,570          2,057,130
10-00           1,787,880              1,801,340          2,128,100

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $1,000,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                             [PHOTO OMITTED - JAMES G. S. SMITH]
                                                               James G. S. Smith

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Blairlogie Emerging Markets Fund, Class N and Class I, produced total returns of -8.25% and -8.18%, respectively, during the fiscal year. In comparison, the MSCI Emerging Market Free ("EMF") Index, the Fund's benchmark, returned -8.81%. The period was characterized by bearish sentiment during much of the period, particularly in Asia ex-Japan, which suffered along with the global correction in telecommunications and technology stocks.

Q    What factors affected the Fund's
------
     performance?

A Certainly a rising interest rate environment for much of the fiscal year created a negative environment for emerging market stocks. These countries are extremely sensitive to changes in global liquidity brought about indirectly by the Fed, which raised short-term interest rates by 1.25 percentage points. Emerging market performance also correlates with the NADAQ technology index in the U.S., which also had a difficult year. NASDAQ stocks are perceived to carry a similar degree of risk as emerging market equities.

Q    What emerging market areas looked
------
     attractive as the fiscal year came to a close?

A ASIA. During October, we increased our overweight position in Taiwan, an area of the market that we believe was oversold following local political uncertainty and a large sell-off of semiconductor stocks worldwide. LATIN AMERICA. On the flip side, we decreased our position in Brazil to a neutral weighting because the stock market values no longer seem compelling there although Latin America generally benefited from rising energy prices. Because of the recent slowdown in U.S. economic growth, we are cautious regarding Mexico. Its economy is strong so perhaps a slight cooling in the U.S. will not do much harm, but we prefer more clarity as to the softness of the landing before committing more cash. EASTERN EUROPE. In Turkey, there was investor concern regarding the speed and effectiveness of government reforms, causing the market to sell off sharply. However, we are encouraged that inflation has been reduced and privatization efforts are proceeding smoothly. We remain strategically optimistic about the region because of its convergence towards the European Unit ("EU"). Whether these countries join the EU or not, the process of getting their economies in line with the EU is economically beneficial. MIDDLE EAST. Despite the recent Mideast turmoil, Israel's technology sector was relatively resilient to the fall of NASDAQ despite the fact that many of its stocks are listed there.

Q    What is your outlook?
------

A Many investment managers, analysts and brokers question whether they should fold their tents and give up completely on emerging markets. Such widespread capitulation often heralds the time for long-term accumulation of an asset class. In the meantime, emerging market valuations are relatively modest by historical standards. The U.S. Fed has completed its monetary tightening program, and has apparently been successful in slowing the U.S. economy. The current interest rate environment should take some pressure off more risky asset classes. In addition, U.S. investors may look to emerging markets for growth opportunities as they realize that the S&P(REGISTRATION MARK) 500 Index is not likely to produce 20% annual returns in 2000. Blairlogie remains committed and we are beginning to see increased inquiries from potential emerging market investors.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
OTHER COMMON STOCKS             22%
TELECOMMUNICATIONS              17%
FINANCE                         13%
INDUSTRIAL                       9%
PREFERRED STOCKS                 9%
BASIC MATERIALS                  8%
TECHNOLOGY                       7%
CASH AND CASH EQUIVALENTS        7%
UTILITIES                        6%
FOREIGN INDEX SECURITY           2%

                              ALLEGHANY/BLAIRLOGIE
                         EMERGING MARKETS FUND--CLASS I
                              GROWTH OF $1,000,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       ALLEGHANY/BLAIRLOGIE EMERGING   MSCI EMERGING MARKETS
        MARKETS FUND CLASS I SHARES         FREE INDEX
06-93           1,000,000                   1,000,000
10-93           1,255,220                   1,294,600
10-94           1,711,690                   1,674,680
10-95           1,237,060                   1,349,320
10-96           1,286,280                   1,436,830
10-97           1,246,550                   1,314,950
10-98             902,252                     907,486
10-99           1,200,610                   1,312,390
10-00           1,102,439                   1,196,771

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO A $1,000,000 INVESTMENT MADE IN THE INDEX (MSCI EMERGING MARKETS FREE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                           [PHOTO OMITTED - RONALD E. CANAKARIS]
                                                        Ronald E. Canakaris, CFA

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Montag & Caldwell Balanced Fund, Class N and Class I, produced total returns of 2.05% and 2.31%, respectively. In comparison, its benchmark, a 60%/40% blend of the S&P(REGISTRATION MARK) 500 Index and Lehman Brothers Government Credit Bond Index, returned 6.78% while the Lipper Balanced Fund Index, a measure of its peer group, returned 7.88%.

Q    How would you describe the investment
------
     environment?

A The growth style of investing was the clear favorite during the first third of the fiscal year. By March, however, investors became concerned about the soaring U.S. economy and about the need for the Fed to continue raising interest rates to slow it down. Rising interest rates, concerns about inflation, rising energy prices and the possibility of a "hard" rather than "soft" landing led investors to abandon high flying technology stocks and turn to value investing. As a result, much of the remainder of the period saw investors clamor for old economy stocks in such defensive areas as energy, financial services and health care. Meanwhile, the bond market performed well as the Fed was successful in slowing the U.S. economy, calming fears of inflation and, ultimately, bringing long-term interest rates down.

Q    What factors affected the Fund's
------
     performance?

A Although the fixed-income portion of the portfolio performed in line with the benchmark, the equity portion underperformed. When compared with the S&P(REGISTRATION MARK) 500 Index, our portfolio remains underweighted in technology, yet our portfolio suffered from the severe pressure on selected issues in this sector. Following our trimming of Hewlett-Packard (2.4% of net assets) to an average position, the stock declined on news regarding a proposed merger (since called off) with PricewaterhouseCoopers' consulting division, and concerns of weak demand currently affecting others in the industry. Tellabs (1.0%) fell victim to the concerns about reduced spending by telecommunications companies, and an announcement by Intel (0.8%) of an earnings shortfall due to slowing in Europe caused us to trim this issue. Stock price reaction has grown more volatile when negative news is released by a company due to the high level of investor expectations resulting from many years of strong market gains.

Q    What is your outlook?
------

A It is our belief that the Fed will remain vigilant in containing inflation and will ultimately be successful in engineering a soft landing. Therefore, we anticipate taking advantage of any near-term increases in yields to extend the duration of the portfolio. On the equity side, we plan to remain true to our investment process of identifying attractively priced high-quality companies with visible earnings momentum. We feel confident about the prospects for the companies in our portfolio and plan to continue our focus on some of the best investments for our shareholders.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
COMMON STOCKS                                    62%
U.S GOVERNMENT AND AGENY OBLIGATIONS             17%
CORPORATE NOTES AND BONDS                        13%
CASH AND OTHER NET ASSETS                         5%
ASSET-BACKED SECURITIES                           3%

                           ALLEGHANY/MONTAG &CALDWELL
                             BALANCED FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                            40% LEHMAN BROTHERS    ALLEGHANY/MONTAG & CALDWELL
         LIPPER BALANCED   GOVERNMENT CORPORATE          BALANCED FUND
           FUND INDEX     INDEX/60% S&P 500 INDEX        CLASS N SHARES
11-94         10000                10000                    10000
10-95         11759                12229                    12375
10-96         13462                14238                    14895
10-97         16168                17469                    18509
10-98         17887                20519                    21185
10-99         20132                23537                    24962
10-00         21718                25133                    25472

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                         [PHOTO OMITTED - BERNARD F. MYSZKOWSKI]
                                           [PHOTO OMITTED - THOMAS J. MARTHALER]
                            Bernard F. Myszkowski, CFA  Thomas J. Marthaler, CFA

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A Alleghany/Chicago Trust Balanced Fund produced a total return of 14.82%, significantly outperforming its benchmark and peer group. The Fund's benchmark, a 60%/40% blend of the S&P(REGISTRATION MARK) 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.85% while the Fund's peer group, the Lipper Balanced Fund Index, returned 7.88%.

Q    How would you describe the investment
------
     environment?

A For most of the fiscal year, the U.S. economy grew at a blistering pace, putting upward pressure on interest rates. U.S. economic growth reached 7.3% during the fourth quarter of 1999 and 5.4% during the first quarter of 2000. Meanwhile, the Fed raised short-term interest rates from 5.25% to 6.50% in an effort to slow the economy. While this was occurring, the U.S. government, flush with a federal budget surplus, announced plans to retire Treasury debt, which exerted downward pressure on Treasury bond and note yields. By mid-summer, evidence of an economic slowdown took place, which reduced inflation expectations. Treasury bond prices stabilized as politicians promised to spend the surplus on new programs or a tax cut. However, disappointing corporate profits spooked the corporate bond market.

Q    Which bond sectors performed the
------
     best? Which performed the worst?

A U.S. Treasury bonds performed well for much of the period, as the federal government's buyback program buoyed prices. Mortgage-backed and asset-backed securities, which offer higher yields to compensate investors for refinancing risk, also performed well because there was relatively little refinancing activity during the year. However, investors shunned high-yield bonds because of fears over a slowing economy and its impact on corporate profits and the ability to repay debt. To a lesser extent, the same was true of investment-grade corporate bonds.

Q    What stock sectors performed the best?
------
     Which performed the worst?

A Among the best performers were energy, financial services and health care - energy because of rising oil prices, financial services due to easing interest rates and health care because of an improving pricing environment. Technology was strong during the first four months of the fiscal year, but sold off sharply as the year 2000 unfolded.

Q    What strategies did you employ as the
------
     fiscal year came to a close?

A Late in September, we exploited weakness in the U.S. Treasury sector to modestly add to our positions. We have kept our mortgage-backed securities position at about one-third of the fixed income portion of the portfolio. We're always on the lookout for value in intermediate corporate bonds, which continue to offer significant yield premiums over Treasury bonds. However, we have become more selective, especially in looking for long-term corporate bonds, recognizing their increased volatility in the near-term economic and political environment. During the quarter, we added shares of Home Depot, Inc. (1.0% of net assets), a stock that had been beaten up in previous months because of concerns about the retail sector. The company, which is the world's largest home improvement retailer, recently added high-end remodeling stores that should be very successful. As we approach year-end, we plan to continue to search for high-quality companies with strong revenue and earnings growth that make sense in all kinds of markets.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
COMMON STOCKS                           62%
U.S GOVERNMENT AND AGENY OBLIGATIONS    20%
CORPORATE NOTES AND BONDS               12%
CASH AND OTHER NET ASSETS                4%
YANKEE BONDS                             1%
NON-AGENCY/CMO MORTGAGE SECURITIES       1%

                             ALLEGHANY/CHICAGO TRUST
                                  BALANCED FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            40% LEHMAN BROTHERS
           AGGREGATE BOND INDEX/   LIPPER BALANCED    ALLEGHANY/CHICAGO
             60% S&P 500 INDEX       FUND INDEX      TRUST BALANCED FUND
09-95             10000                10000               10000
10-96             11625                11420               11847
10-97             14237                13715               14229
10-98             17368                15511               16862
10-99             20016                17458               19772
10-00             21387                18834               22701

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST BOND FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                           [PHOTO OMITTED - THOMAS J. MARTHALER]
                                                        Thomas J. Marthaler, CFA

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A The Fund's performance was very competitive, outperforming the average intermediate bond fund, while slightly underperforming its unmanaged benchmark. For the 12-month period, Alleghany/Chicago Trust Bond Fund's total return was 6.98%. In comparison, the Lehman Brothers Aggregate Bond Index, which includes no expenses, reflected a return of 7.30% for the same period, while the Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 6.33%.

Q    How would you describe the investment
------
     environment?

A For most of the fiscal year, the U.S. economy grew at a blistering pace, putting upward pressure on interest rates. U.S. economic growth reached 7.3% during the fourth quarter of 1999 and 5.4% during the first quarter of 2000. Meanwhile, the Fed raised short-term interest rates from 5.25% to 6.50% in an effort to slow the economy. While this was occurring, the U.S. government, flush with a federal budget surplus, announced plans to retire Treasury debt, which exerted downward pressure on Treasury bond and note yields. By mid-summer, evidence of an economic slowdown took place, which reduced inflation expectations. Treasury bond prices stabilized as politicians promised to spend the surplus on new programs or a tax cut. However, disappointing corporate profits spooked the corporate bond market.

Q    Which bond sectors performed the
------
     best? Which performed the worst?

A U.S. Treasury bonds performed well for much of the period, as the federal government's buyback program buoyed prices. Mortgage-backed and asset-backed securities, which offer higher yields to compensate investors for refinancing risk, also performed well because there was relatively little refinancing activity during the year. However, investors shunned high-yield bonds because of fears over a slowing economy and its impact on corporate profits and the ability to repay debt. To a lesser extent, the same was true of investment-grade corporate bonds.

Q    What strategies did you employ as the
------
     fiscal year came to a close?

A Late in September, we exploited weakness in the U.S. Treasury sector to modestly add to our positions. We have kept our mortgage-backed securities position at about one-third of the portfolio. We're always on the lookout for value in intermediate corporate bonds, which continue to offer significant yield premiums over Treasury bonds. However, we have become more selective, especially in looking for long-term corporate bonds, recognizing their increased volatility in the near-term economic and political environment. As of October 31, 2000, the portfolio was comprised as follows: corporates, 44%, mortgages, 36%, U.S. governments, 11% and cash, 9%. The portfolio's average credit quality was AA3, its effective duration was 4.7 years and its 30-day SEC yield was 7.10%.

Q    What is your outlook?
------

A We believe that the Fed will be constrained from easing -- which it would normally commence at this point in the economic cycle -- by high energy prices and tight labor markets. The Fed's fear of inflation offsets its confidence in the sustainability of productivity gains, inferring a steady policy for the coming few quarters. In the meantime, corporate bonds and mortgage-backed securities offer very attractive yields.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
U.S GOVERNMENT AND AGENY OBLIGATIONS            45%
CORPORATE NOTES AND BONDS                       41%
CASH AND OTHER NET ASSETS                        9%
YANKEE BONDS                                     3%
NON-AGENCY/CMO MORTGAGE SECURITIES               2%

                             ALLEGHANY/CHICAGO TRUST
                               BOND FUND--CLASS N
                               GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         LEHMAN BROTHERS      LIPPER INTERMEDIATE    ALLEGHANY/CHICAGO
       AGGREGATE BOND INDEX  INVESTMENT GRADE INDEX   TRUST BOND FUND
12-93         10000                 10000                  10000
10-94          9535                  9537                   9677
10-95         11026                 10885                  11117
10-96         11671                 11465                  11758
10-97         12709                 12388                  12797
10-98         13895                 13378                  13778
10-99         13969                 13416                  13919
10-00         14989                 14265                  14891

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                            LEHMAN BROTHERS AGGREGATE
                               BOND INDEX RETURNS
                                10/31/99-10/31/00
---------------------------------------------------------
U.S. Government .............................       8.04%
Corporate ...................................       5.38%
High Yield ..................................      -1.61%
Mortgage-Backed .............................       7.57%
Asset-Backed ................................       7.10%
Emerging Markets ............................      17.65%

[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                          [PHOTO OMITTED - DAWN DAGGY-MANGERSON]
                                                            Dawn Daggy-Mangerson

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A For the 12-month period, Alleghany/Chicago Trust Municipal Bond Fund provided a total return of 7.30%, outperforming the benchmark Lehman Brothers Municipal Five-Year General Obligation Bond Index, which returned 5.77%, while its peer group, the Lipper Intermediate Municipal Fund Index, returned 6.44%. For taxpayers in the top federal tax bracket, these results equate to a taxable equivalent of more than 10%. It is very difficult to find fixed-income securities offering such high returns unless credit quality is suspect. Yet municipal bond credit quality is extremely strong.

Q    How would you describe the investment
------
     environment?

A During the fiscal year, the Fed raised short-term interest rates four times. The impact of this Fed action was a slowing economy, easing inflation worries and causing long-term interest rates to moderate, thus providing a more positive environment for fixed-income securities of all types. According to the major municipal rating agencies, long-term credit stability of municipalities in general has improved significantly due to economic development and sound fiscal management. This has been achieved through the concerted efforts of municipal officials in broadening their tax base by attracting and retaining manufacturing, trade and service companies. Their efforts have produced better economic diversification and greater overall fiscal health. As a result of this improvement in government coffers, new municipal bond issuance has been spotty while retail demand is still relatively strong.

Q    What is your current strategy?
------

A We continue to look for opportunities in the municipal market to purchase high-quality, high-coupon, non-callable bonds. The Fund's average credit quality remains high at AA. It has not been beneficial to reduce credit quality because the marginal pickup in yield would not adequately compensate bondholders for the additional credit risk associated with lower rated securities. Focusing on high-coupon bonds allows the Fund to pay an attractive yield while providing a competitive total return. Purchasing non-callable bonds protects the portfolio against falling interest rates when the issuer would call bonds and refinance at lower rates.

Q    What is your outlook?
------

A The recent slowdown in the economy has improved the inflation picture, strengthening the case for municipal bonds, which currently offer an excellent tax-exempt return in the midst of strong retail demand. Over the next few months, we expect to see some seasonal selling prior to year-end, while demand surges in January as investors re-deploy interest payments as well as reinvest proceeds from maturing bonds. The shortage of supply during this time causes short-term yields to fall sharply. By staying fully invested, we hope to avoid purchasing bonds at low yields during this so-called "January effect".

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
AAA              49%
AA               30%
A                10%
BAA               7%
NOT RATED         4%

                             ALLEGHANY/CHICAGO TRUST
                               MUNICIPAL BOND FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       LEHMAN BROTHERS FIVE-YEAR  ALLEGHANY/CHICAGO TRUST   LIPPER INTERMEDIATE
       GENERAL OBLIGATIONS INDEX    MUNICIPAL BOND FUND    MUNICIPAL FUNDS INDEX
12-93            10000                    10000                   10000
10-94             9838                     9808                    9808
10-95            10855                    10719                   10880
10-96            11368                    11103                   11369
10-97            12107                    11673                   12155
10-98            12897                    12393                   12983
10-99            13040                    12173                   12823
10-00            13792                    13062                   13649

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------
ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                            [PHOTO OMITTED - FRED H. SENFT, JR.]
                                                         Fred H. Senft, Jr., CFA

Q    How did the Fund perform during the
------
     fiscal year ended October 31, 2000?

A As of October 31, 2000, Alleghany/ Chicago Trust Money Market Fund's 7-day and 30-day average yields were 6.14% and 6.13%, respectively, outperforming its benchmark, iMoneyNet First Tier Index, which yielded 5.91% and 5.89%. To better reflect the Fund's strategy, the peer group of the Fund is being revised from the Donoghue's First Tier Index to the iMoneyNet First Tier Index. The Fund's performance benefited from high credit quality, lower-than-average expenses and a short maturity posture.

Q    What factors affected your performance?
------

A At fiscal year end, the Fund's average maturity was 15 days, significantly below the Index maturity of 57 days. During much of the period, it was still advantageous to have a lower average maturity because short-term interest rates were still on the rise, despite inactivity on the part of the Fed. In a rising interest-rate environment, a short-maturity position is extremely advantageous because cash can be reinvested more quickly.

Q    How would you describe the investment
------
     environment?

A The Fed raised short-term interest rates by a total of 1.25 percentage points during the fiscal year in an effort to slow the economy and prevent a recurrence of inflation. Despite the Fed's efforts, Gross Domestic Product ("GDP") rose at a 7.3% annual rate during the fourth quarter of 1999 and a 5.4% rate during the first quarter of 2000. By the third quarter, however, the economy began to slow, with GDP growth at a relatively moderate 2.7%. As a result, the Fed is on hold because these policies have been effective. Based on comparatively low yields on longer-term securities, it appears as though investors are confident that inflation is under control. Compared to alternative asset classes, money market funds were particularly attractive during the fiscal year. The stock market was weak, as investors became concerned about corporate profits. Intermediate and long-term bonds did not produce significantly greater total returns than money market funds, particularly when additional credit and market risk factors are considered. In addition, money market funds continued to offer safety and liquidity.

Q    How would describe the portfolio as of
------
     October 31, 2000?

A About 95% of the fund's assets was invested in commercial paper-- short-term debt issued by blue chip corporations. Examples include John Deere Capital Corp. (5.4% of net assets), American Express Corp. (5.3%), General Electric Capital Corp. (5.1%) and General Motors Acceptance Corp. (5.1%).

Q    What is your outlook?
------

A Because we believe that the Fed is unlikely to raise interest rates in the near future, our goal is to lengthen the Fund's maturity to lock in higher yields. In addition, as the U.S. economy slows, our continued emphasis on high-quality companies will remain in place. We continue to believe that money market funds currently provide an attractive yield relative to inflation.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2000

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
COMMERCIAL PAPER                         95%
GIC WITHIN FUNDING AGREEMENT              3%
CASH AND OTHER NET ASSETS                 2%
[END SIDEBAR]

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                         OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------


COMMON STOCKS - 93.93%
              ADVERTISING - 2.60%
  1,633,300   Interpublic Group
                 of Companies, Inc. ........   $   70,129,819
                                               --------------
              CONSUMER CYCLICALS - 9.28%
    821,100   Colgate-Palmolive Co. ........       48,247,836
  3,200,000   Gillette Co. .................      111,600,000
  1,250,000   Procter & Gamble Co. .........       89,296,875
                                               --------------
                                                  249,144,711
                                               --------------
              ELECTRICAL - 0.82%
    400,000   General Electric Co. .........       21,925,000
                                               --------------
              ENTERTAINMENT AND LEISURE - 2.49%
  1,865,500   The Walt Disney Co. ..........       66,808,219
                                               --------------
              FINANCE - 14.17%
    900,000   American Express Co. .........       54,000,000
    850,000   American International
                 Group, Inc. ...............       83,300,000
  2,427,600   Citigroup, Inc. ..............      127,752,450
    208,600   Marsh & McLennan Cos., Inc. ..       27,274,450
  1,900,000   Wells Fargo & Co. ............       87,993,750
                                               --------------
                                                  380,320,650
                                               --------------
              FOOD AND BEVERAGE - 10.06%
  3,000,000   Coca-Cola Co. ................      181,125,000
  1,837,500   PepsiCo, Inc. ................       89,003,906
                                               --------------
                                                  270,128,906
                                               --------------
              HEALTH CARE SERVICES - 4.46%
  1,300,000   Johnson & Johnson ............      119,762,500
                                               --------------
              LODGING - 2.87%
  1,900,000   Marriott International, Inc.,
                 Class A ...................       76,950,000
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 5.05%
  3,400,000   Boston Scientific Corp.* .....       54,187,500
  1,500,000   Medtronic, Inc. ..............       81,468,750
                                               --------------
                                                  135,656,250
                                               --------------
              PHARMACEUTICALS - 15.46%
  1,800,000   Bristol-Myers Squibb Co. .....      109,687,500
  3,600,000   Pfizer, Inc. .................      155,475,000
  1,501,400   Pharmacia Corp. ..............       82,577,000
  1,300,000   Schering-Plough Corp. ........       67,193,750
                                               --------------
                                                  414,933,250
                                               --------------
              RESTAURANTS - 3.99%
  3,452,700   McDonald's Corp. .............      107,033,700
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              RETAIL - 5.39%
  2,036,200   Costco Wholesale Corp.* ......   $   74,639,456
  1,628,400   Home Depot, Inc. .............       70,021,200
                                               --------------
                                                  144,660,656
                                               --------------
              TECHNOLOGY - 14.06%
    767,000   Electronic Arts, Inc.* .......       38,326,031
  2,860,200   Electronic Data Systems Corp.       134,250,637
  2,076,200   Hewlett-Packard Co. ..........       96,413,538
    700,000   Intel Corp. ..................       31,456,250
  1,747,400   Solectron Corp.* .............       76,885,600
                                               --------------
                                                  377,332,056
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 3.23%
  1,034,700   Nokia Corp., SP ADR ..........       44,233,425
    850,000   Tellabs, Inc.* ...............       42,473,438
                                               --------------
                                                   86,706,863
                                               --------------
              TOTAL COMMON STOCKS ..........    2,521,492,580
                                               --------------
                 (Cost $2,213,004,363)

INVESTMENT COMPANIES - 5.04%
135,011,778   Deutsche Institutional
                 Cash Management Fund ......      135,011,778
    233,883   Deutsche Institutional
                 Treasury Money Fund .......          233,883
                                               --------------
              TOTAL INVESTMENT COMPANIES ...      135,245,661
                                               --------------
                 (Cost $135,245,661)
 PAR VALUE
----------
REPURCHASE AGREEMENT - 2.13%
$57,225,000   Deutsche Bank 6.350% dated 10/31/00
                 to be repurchased on 11/01/00
                 at $57,235,094 (Collateralized by
                 U.S. Treasury Bills 6.125%
                 due 4/12/01 and 04/26/01;
                 Total Par $60,154,000) ....       57,225,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       57,225,000
                                               --------------
                 (Cost $57,225,000)
TOTAL INVESTMENTS - 101.10% ................    2,713,963,241
                                               --------------
                 (Cost $2,405,475,024)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (1.10)% .............      (29,551,864)
                                               --------------
NET ASSETS - 100.00% .......................   $2,684,411,377
                                               ==============

--------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $2,405,475,024.

           Gross unrealized appreciation ...   $  418,418,752
           Gross unrealized depreciation ...     (109,930,535)
                                               --------------
           Net unrealized appreciation .....   $  308,488,217
                                               ==============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 MARKET
SHARES                                            VALUE
-------                                         --------

COMMON STOCKS - 94.39%
              ADVERTISING - 2.41%
    154,737   Omnicom Group, Inc. ..........   $   14,274,488
                                               --------------
              CAPITAL GOODS - 1.51%
    302,000   Pitney Bowes, Inc. ...........        8,965,625
                                               --------------
              CHEMICALS - 1.22%
    194,527   Praxair, Inc. ................        7,246,131
                                               --------------
              COMMERCIAL SERVICES - 2.27%
    344,147   Ecolab, Inc. .................       13,486,261
                                               --------------
              CONSUMER DURABLES - 7.34%
    426,190   Harley-Davidson, Inc. ........       20,537,031
    198,948   Illinois Tool Works, Inc. ....       11,054,048
    200,316   Johnson Controls, Inc. .......       11,943,841
                                               --------------
                                                   43,534,920
                                               --------------
              CONSUMER CYCLICALS - 2.61%
    334,233   Cintas Corp. .................       15,489,611
                                               --------------
              ELECTRICAL - 2.96%
    320,439   General Electric Co. .........       17,564,063
                                               --------------
              FINANCE - 16.83%
    203,368   AFLAC, Inc. ..................       14,858,574
    208,831   American International
                 Group, Inc. ...............       20,465,438
    235,200   Associates First Capital Corp.,
                 Class A ...................        8,731,800
    345,811   Federal Home Loan
                 Mortgage Corp. ............       20,748,660
    100,000   Marsh & McLennan Cos., Inc. ..       13,075,000
    272,276   MBNA Corp. ...................       10,227,367
    332,581   Schwab (Charles) Corp. .......       11,681,908
                                               --------------
                                                   99,788,747
                                               --------------
              FOOD AND BEVERAGE - 4.50%
    511,073   Sysco Corp. ..................       26,671,622
                                               --------------
              HEALTH CARE SERVICES - 3.99%
    249,895   Cardinal Health, Inc. ........       23,677,551
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 1.98%
    474,242   Sybron International Corp.* ..       11,737,489
                                               --------------
              OIL AND GAS EXTRACTION - 2.66%
    182,601   Schlumberger, Ltd. ...........       13,900,501
     35,351   Transocean Sedco Forex, Inc. .        1,873,603
                                               --------------
                                                   15,774,104
                                               --------------
              PHARMACEUTICALS - 3.30%
     98,502   Merck & Co., Inc. ............        8,859,024
    248,287   Pfizer, Inc. .................       10,722,895
                                               --------------
                                                   19,581,919
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              RETAIL - 6.92%
    207,000   Home Depot, Inc. .............   $    8,901,000
    229,896   Kohl's Corp.* ................       12,457,490
    431,495   Walgreen Co. .................       19,686,959
                                               --------------
                                                   41,045,449
                                               --------------
              TECHNOLOGY - 23.28%
    163,580   Computer Sciences Corp.* .....       10,305,540
    557,512   Dell Computer Corp.* .........       16,429,182
    390,000   Electronic Data Systems Corp.        18,305,625
    300,000   EMC Corp.* ...................       26,718,750
    420,000   Intel Corp. ..................       18,873,750
    234,594   Microsoft Corp.* .............       16,164,993
    353,686   Solectron Corp.* .............       15,562,184
    141,568   Sun Microsystems, Inc.* ......       15,691,928
                                               --------------
                                                  138,051,952
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 6.98%
    371,206   Cisco Systems, Inc.* .........       19,998,723
    500,000   Nokia Corp., SP ADR ..........       21,375,000
                                               --------------
                                                   41,373,723
                                               --------------
              UTILITY - 3.63%
    380,886   AES Corp.* ...................       21,520,058
                                               --------------
              TOTAL COMMON STOCKS ..........      559,783,713
                                               --------------
                 (Cost $328,086,959)
 PAR VALUE
----------
REPURCHASE AGREEMENT - 5.43%
$32,189,000   Bank One 6.570% dated 10/31/00
                 to be repurchased on 11/01/00
                 at $32,194,874 (Collateralized by
                 U.S. Government Agency
                 Obligation 6.407% due 12/27/00;
                 Total Par $33,175,000) ....       32,189,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       32,189,000
                                               --------------
                 (Cost $32,189,000)
TOTAL INVESTMENTS - 99.82% .................      591,972,713
                                               --------------
                 (Cost $360,275,959)**
NET OTHER ASSETS AND LIABILITIES - 0.18% ...        1,039,990
                                               --------------
NET ASSETS - 100.00% .......................   $  593,012,703
                                               ==============

-------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $360,275,959.

           Gross unrealized appreciation ...   $  261,260,233
           Gross unrealized depreciation ...      (29,563,479)
                                               --------------
           Net unrealized appreciation .....   $  231,696,754
                                               ==============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 MARKET
SHARES                                            VALUE
-------                                         --------


COMMON STOCKS - 94.40%
              AIRLINES - 3.13%
     29,000   Southwest Airlines Co. .......   $      826,500
                                               --------------
              AUTOMOTIVE - 3.40%
     20,000   Magna International, Inc.,
                 Class A ...................          897,500
                                               --------------
              BUSINESS SERVICES - 10.70%
     42,000   ACNielsen Corp.* .............        1,005,375
    105,000   Unisys Corp. * ...............        1,338,750
     33,000   Wallace Computer Services, Inc.         478,500
                                               --------------
                                                    2,822,625
                                               --------------
              CHEMICALS - 2.03%
     15,000   Sigma-Aldrich Corp. ..........          536,719
                                               --------------
              COMPUTER SOFTWARE - 0.03%
      1,700   SYNAVANT Inc. * ..............            7,783
                                               --------------
              CONSUMER CYCLICALS - 1.81%
     28,000   Ingram Micro, Inc., Class A* .          477,750
                                               --------------
              CONSUMER NON-DURABLES - 4.51%
     92,000   Mattel, Inc. .................        1,190,250
                                               --------------
              ELECTRICAL - 1.55%
     27,000   Thomas & Betts Corp. .........          408,375
                                               --------------
              ELECTRONICS - 8.64%
     16,000   CTS Corp. ....................          687,000
     55,700   Sensormatic Electronics Corp.*        1,002,600
     13,000   Symbol Technologies, Inc. ....          590,687
                                               --------------
                                                    2,280,287
                                               --------------
              FOOD AND BEVERAGE - 3.64%
     30,000   Dean Foods Co. ...............          960,000
                                               --------------
              HEALTH CARE SERVICES - 8.42%
     45,000   Edwards Lifesciences Corp. * .          604,688
     34,000   IMS Health, Inc. .............          803,250
     29,000   McKesson HBOC, Inc. ..........          813,812
                                               --------------
                                                    2,221,750
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 1.39%
     23,000   Boston Scientific Corp.* .....          366,562
                                               --------------
              PRINTING AND PUBLISHING - 12.80%
     55,000   Belo (A.H.) Corp., Class A ...        1,055,312
     36,700   Houghton Mifflin Co. .........        1,351,019
     21,000   New York Times Co., Class A ..          771,750
      2,500   Scholastic Corp.* ............          199,687
                                               --------------
                                                    3,377,768
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              RETAIL - 6.52%
     58,000   Borders Group, Inc.* .........   $      804,750
     90,000   Saks, Inc.* ..................          916,875
                                               --------------
                                                    1,721,625
                                               --------------
              TECHNOLOGY - 11.73%
     55,000   American Power Conversion Corp.*        709,844
     26,000   Diebold, Inc. ................          676,000
     65,000   Legato Systems, Inc.* ........          579,922
     34,000   Mentor Graphics Corp.* .......          796,875
      8,000   Tech Data Corp.* .............          333,250
                                               --------------
                                                    3,095,891
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 9.34%
     16,200   Alcatel SA, ADR ..............        1,010,475
     18,000   Andrew Corp.* ................          473,063
     31,000   Harris Corp. .................          982,313
                                               --------------
                                                    2,465,851
                                               --------------
              TRANSPORTATION - 4.75%
     47,000   CNF Transportation, Inc. .....        1,254,313
                                               --------------
              TOTAL COMMON STOCKS ..........       24,911,549
                                               --------------
                 (Cost $22,240,094)

INVESTMENT COMPANIES - 4.96%
  1,290,675   Deutsche Institutional
                 Cash Management Fund ......        1,290,675
     19,526   Deutsche Institutional
                 Treasury Money Fund .......           19,526
                                               --------------
              TOTAL INVESTMENT COMPANIES ...        1,310,201
                                               --------------
                 (Cost $1,310,201)
TOTAL INVESTMENTS - 99.36% .................       26,221,750
                                               --------------
                 (Cost $23,550,295)**
NET OTHER ASSETS AND LIABILITIES - 0.64% ...          167,599
                                               --------------
NET ASSETS - 100.00% .......................   $   26,389,349
                                               ==============

--------------------
     *  Non-income producing security.
    **  Aggregate cost for Federal income tax purposes is $23,575,808.

        Gross unrealized appreciation ......   $    3,987,781
        Gross unrealized depreciation ......       (1,341,839)
                                               --------------
        Net unrealized appreciation ........   $    2,645,942
                                               ==============

   ADR  American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 94.60%
              AEROSPACE AND DEFENSE - 2.20%
     12,200   Alliant Techsystems, Inc.* ...   $    1,097,237
                                               --------------
              BANKS - 17.87%
     62,100   Century South Banks, Inc. ....        1,162,434
    124,000   Fidelity National Corp. ......          879,625
     18,000   GBC Bancorp ..................          573,750
    130,400   Hibernia Corp., Class A ......        1,556,650
     96,800   Prosperity Bancshares, Inc. ..        1,815,000
    201,200   Republic Security Financial Corp.     1,367,531
     28,000   Wilmington Trust Corp. .......        1,473,500
                                               --------------
                                                    8,828,490
                                               --------------
              BUILDING AND CONSTRUCTION - 2.03%
     27,535   D.R. Horton, Inc. ............          509,397
     47,100   Washington Group
                 International, Inc.* ......          494,550
                                               --------------
                                                    1,003,947
                                               --------------
              CHEMICALS - 1.06%
     15,100   Cytec Industries, Inc.* ......          522,837
                                               --------------
              CONSUMER CYCLICALS - 4.31%
     46,300   Hughes Supply, Inc. ..........          868,125
     56,600   WMS Industries, Inc.* ........        1,259,350
                                               --------------
                                                    2,127,475
                                               --------------
              FINANCIAL SERVICES - 3.09%
     45,100   Raymond James Financial, Inc.         1,524,944
                                               --------------
              FOOD AND BEVERAGE - 2.03%
     31,400   Dean Foods Co. ...............        1,004,800
                                               --------------
              INDUSTRIAL - 10.46%
     44,700   AMETEK, Inc. .................          972,225
     26,500   Ball Corp. ...................          930,812
     81,500   Milacron, Inc. ...............        1,298,906
     21,300   Newport News Shipbuilding, Inc.       1,047,694
     35,900   Snap-On, Inc. ................          917,694
                                               --------------
                                                    5,167,331
                                               --------------
              INSURANCE - 1.02%
     30,000   Horace Mann Educators Corp. ..          504,375
                                               --------------
              OIL AND GAS EXTRACTION - 8.51%
     32,400   Callon Petroleum Co.* ........          494,100
    129,000   Chesapeake Energy Corp.* .....          725,625
    105,400   Pioneer Natural Resources Co.*        1,376,788
     48,600   Valero Energy Corp. ..........        1,606,838
                                               --------------
                                                    4,203,351
                                               --------------
              PHARMACEUTICALS - 5.50%
     62,100   Carter-Wallace, Inc. .........        1,703,869
     57,800   Omnicare, Inc. ...............        1,011,500
                                               --------------
                                                    2,715,369
                                               --------------
              PRINTING AND PUBLISHING - 1.08%
     14,500   Houghton Mifflin Co. .........          533,781
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              REAL ESTATE INVESTMENT TRUST
              (REIT) - 8.67%
     59,300   AMLI Residential Properties
                 Trust .....................   $    1,371,313
     41,200   CBL & Associates Properties,
                 Inc. ......................          952,750
     36,450   Cousins Properties, Inc. .....          947,700
     37,700   SL Green Realty Corp. ........        1,010,831
                                               --------------
                                                    4,282,594
                                               --------------
              RESTAURANTS - 3.04%
     30,100   Applebee's International, Inc.          909,114
     70,700   Ryan's Family Steakhouses, Inc.*        592,113
                                               --------------
                                                    1,501,227
                                               --------------
              RETAIL - 7.74%
     57,000   Gadzooks, Inc. * .............        1,036,688
    152,400   Pier 1 Imports, Inc. .........        2,019,300
     89,900   Trans World
                 Entertainment Corp.* ......          766,959
                                               --------------
                                                    3,822,947
                                               --------------
              SAVINGS AND LOANS - 4.99%
     85,700   First Financial Holdings, Inc.        1,435,475
     43,000   MAF Bancorp, Inc. ............        1,032,000
                                               --------------
                                                    2,467,475
                                               --------------
              TECHNOLOGY - 1.23%
     43,300   Electroglas, Inc.* ...........          607,553
                                               --------------
              TRANSPORTATION - 3.37%
     28,800   Arkansas Best Corp.* .........          460,800
     45,100   CNF Transportation, Inc. .....        1,203,606
                                               --------------
                                                    1,664,406
                                               --------------
              UTILITIES - 6.40%
     72,500   El Paso Electric Co.* ........          869,275
     43,900   Peoples Energy Corp. .........        1,509,063
     36,700   Western Resources, Inc. ......          784,463
                                               --------------
                                                    3,162,801
                                               --------------
              TOTAL COMMON STOCKS ..........       46,742,940
                                               --------------
                 (Cost $44,108,415)
 PAR VALUE
----------
REPURCHASE AGREEMENT - 3.60%
$ 1,778,000   Banc One 6.570%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $1,778,324 (Collateralized by
                 U.S. Government Agency
                 Obligation 6.450% due 12/27/00;
                 Total Par $1,835,000) .....        1,778,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...        1,778,000
                                               --------------
                 (Cost $1,778,000)
TOTAL INVESTMENTS - 98.20% .................       48,520,940
                                               --------------
                 (Cost $45,886,415)**
NET OTHER ASSETS AND LIABILITIES - 1.80% ...          890,339
                                               --------------
NET ASSETS - 100.00% .......................   $   49,411,279
                                               ==============

----------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $45,879,094.

    Gross unrealized appreciation ..........   $    4,630,401
    Gross unrealized depreciation ..........       (1,988,555)
                                               --------------
    Net unrealized appreciation ............   $    2,641,846
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 91.71%
              AIRLINES - 3.96%
    548,300   AirTran Holdings, Inc.* ......   $    2,415,947
    205,700   Frontier Airlines, Inc.* .....        4,827,522
                                               --------------
                                                    7,243,469
                                               --------------
              BIOTECHNOLOGY - 1.84%
     33,000   Aksys, Ltd.* .................          515,625
     75,150   Eden Bioscience Corp.* .......        2,846,306
                                               --------------
                                                    3,361,931
                                               --------------
              COMMERCIAL SERVICES - 0.45%
     49,000   Trico Marine Services, Inc. ..          814,625
                                               --------------
              COMMUNICATION SERVICES - 0.55%
     72,900   Insight Communications Co.,
                 Inc.* .....................        1,004,653
                                               --------------
              COMPUTER SOFTWARE - 4.23%
     29,800   Documentum, Inc.* ............        2,533,000
    195,200   FileNET Corp.* ...............        5,203,300
                                               --------------
                                                    7,736,300
                                               --------------
              ELECTRONICS - 1.69%
    100,350   Varian, Inc.* ................        3,095,170
                                               --------------
              FINANCE - 1.18%
     73,700   Heller Financial, Inc. .......        2,155,725
                                               --------------
              FOOD AND BEVERAGES - 1.37%
     62,900   Hain Celestial Group, Inc.* ..        2,496,344
                                               --------------
              HEALTH CARE SERVICES - 25.18%
     85,500   Apria Healthcare Group, Inc.*         1,710,000
    156,600   Community Health Systems * ...        4,414,163
    143,100   Coventry Health Care, Inc.* ..        2,602,631
    329,100   DaVita, Inc.* ................        3,702,375
    102,200   First Health Group Corp.* ....        3,985,800
    656,100   HEALTHSOUTH Corp.* ...........        7,873,200
    506,400   Humana, Inc.* ................        6,140,100
    237,600   Oxford Health Plans, Inc.* ...        8,011,575
     88,100   Province Healthcare Co.* .....        3,711,212
     54,100   Trigon Healthcare, Inc.* .....        3,878,294
                                               --------------
                                                   46,029,350
                                               --------------
              INSURANCE - 3.26%
     94,800   Berkley (WR) Corp. ...........        3,229,125
    110,050   Leucadia National Corp. ......        2,737,494
                                               --------------
                                                    5,966,619
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              MEDICAL PRODUCTS AND
              SUPPLIES - 7.38%
     96,800   Biosource International, Inc.*   $    2,069,100
     91,200   Cytyc Corp.* .................        5,412,150
    126,600   Novoste Corp.* ...............        3,200,606
     43,300   Physiometrix, Inc.* ..........        1,027,022
    119,000   STERIS Corp.* ................        1,785,000
                                               --------------
                                                   13,493,878
                                               --------------
              MEDICAL TECHNOLOGIES - 0.98%
    189,800   Isolyser Co., Inc.* ..........          323,252
     50,300   Kensey Nash Corp.* ...........          569,019
    302,900   LaserSight, Inc.* ............          899,234
                                               --------------
                                                    1,791,505
                                               --------------
              OIL AND GAS EXTRACTION - 17.35%
     14,000   CAL Dive International, Inc.**          696,500
    494,100   Chesapeake Energy Corp.* .....        2,779,313
     50,300   Dril-Quip, Inc. * ............        1,659,900
     48,900   Kinder Morgan, Inc. ..........        1,885,706
    212,900   Marine Drilling Cos., Inc.* ..        5,082,988
    135,300   Patterson Energy, Inc.* ......        3,792,628
    281,500   Parker Drilling Co.* .........        1,689,000
    141,100   R & B Falcon Corp.* ..........        3,527,500
    125,000   Rowan Cos., Inc.* ............        3,148,438
     50,300   Smith International, Inc.* ...        3,546,150
     84,700   Tidewater, Inc. ..............        3,912,081
                                               --------------
                                                   31,720,204
                                               --------------
              PHARMACEUTICALS - 1.23%
     31,650   Cell Therapeutics, Inc.* .....        2,117,088
      3,500   Neopharm, Inc.* ..............          126,875
                                               --------------
                                                    2,243,963
                                               --------------
              RESTAURANTS - 3.51%
     85,700   Brinker International, Inc. ..        3,363,725
     74,200   P.F. Chang's China Bistro, Inc.*      3,044,519
                                               --------------
                                                    6,408,244
                                               --------------
              RETAIL - 12.64%
     68,450   Charlotte Russe Holding, Inc.*          808,566
    552,000   Charming Shoppes, Inc.* ......        3,346,500
     98,250   Christopher & Banks Corp.* ...        3,260,672
    106,100   Dress Barn (The), Inc.* ......        2,659,131
    382,900   Genesco, Inc.* ...............        6,796,475
     91,500   K-Swiss, Inc., Class A .......        2,516,250
    128,000   Men's Wearhouse (The), Inc.* .        3,728,000
                                               --------------
                                                   23,115,594
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              SAVINGS AND LOANS - 1.97%
     37,200   Richmond County Financial Corp.  $      874,200
     98,400   Roslyn Bancorp, Inc. .........        2,134,050
     60,900   Waypoint Financial Corp. .....          586,162
                                               --------------
                                                    3,594,412
                                               --------------
              SEMICONDUCTORS - 0.85%
    157,000   MEMC Electronic Materials, Inc.*      1,560,188
                                               --------------
              TECHNOLOGY - 0.15%
     86,700   3DO Company (The)* ...........          268,228
                                               --------------
              TELECOMMUNICATIONS - 1.28%
     25,500   JNI Corp.*                            2,271,094
     11,850   Triton Network Systems, Inc.*            74,063
                                               --------------
                                                    2,345,157
                                               --------------
              WASTE DISPOSAL - 0.66%
     37,500   Stericycle, Inc.* ............        1,214,063
                                               --------------
              TOTAL COMMON STOCKS                 167,659,622
                                               --------------
                 (Cost $151,156,573)
 PAR VALUE
----------
REPURCHASE AGREEMENT - 13.75%
$25,135,409   Morgan Stanley 6.300%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $25,139,807 (Collateralized by
                 U.S. Treasury Note 5.625% due
                 09/30/01; Total
                 Par $25,806,059) ..........       25,135,409
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       25,135,409
                                               --------------
                 (Cost $25,135,409)
TOTAL INVESTMENTS - 105.46% ................      192,795,031
                                               --------------
           (Cost $176,291,982)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS -  (5.46)% ............       (9,989,270)
                                               --------------
NET ASSETS - 100.00% .......................   $  182,805,761
                                               ==============

------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $176,291,982.

    Gross unrealized appreciation ..........   $   25,153,300
    Gross unrealized depreciation ..........       (8,650,251)
                                               --------------
    Net unrealized appreciation ............   $   16,503,049
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/VEREDUS SCITECH FUND OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 47.42%
              BIOTECHNOLOGY - 2.36%
        800   Aclara Biosciences, Inc.* ....   $       14,375
        500   Aksys Ltd.* ..................            7,813
      1,100   Eden Bioscience Corp.* .......           41,662
                                               --------------
                                                       63,850
                                               --------------
              COMPUTER SOFTWARE - 8.85%
      3,600   Cadence Design Systems, Inc.*            92,475
        450   Documentum, Inc.* ............           38,229
      2,200   FileNET Corp.* ...............           58,644
      1,200   Wind River Systems, Inc.* ....           49,312
                                               --------------
                                                      238,660
                                               --------------
              ELECTRONICS - 1.72%
      1,500   Varian, Inc.* ................           46,266
                                               --------------
              HEALTH CARE SERVICES - 2.34%
      5,600   DaVita, Inc.* ................           63,000
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 16.85%
      1,800   Biomet, Inc. .................           65,081
      2,800   Biosource International, Inc.*           59,850
      1,600   Cytyc Corp.* .................           94,950
      3,000   Novoste Corp.* ...............           75,844
      4,400   Physiometrix, Inc.* ..........          104,494
      3,600   STERIS Corp.* ................           54,000
                                               --------------
                                                      454,219
                                               --------------
              PHARMACEUTICALS - 5.13%
      1,200   Cell Therapeutics, Inc.* .....           80,269
      1,300   Noven Pharmaceuticals, Inc.* .           57,931
                                               --------------
                                                      138,200
                                               --------------
              SEMICONDUCTORS - 0.85%
      2,300   MEMC Electronic Materials, Inc.*         22,856
                                               --------------
              TELECOMMUNICATIONS - 8.60%
        900   CIENA Corp.* .................           94,584
      3,500   Glenayre Technologies, Inc.* .           28,930
        400   JNI Corp.* ...................           35,750
      1,100   Polycom, Inc.* ...............           71,466
        200   Triton Network Systems, Inc.*             1,250
                                               --------------
                                                      231,980
                                               --------------
              WASTE DISPOSAL - 0.72%
        600   Stericycle, Inc.* ............           19,425
                                               --------------
              TOTAL COMMON STOCKS ..........        1,278,456
                                               --------------
                 (Cost $1,334,872)

                                                  MARKET
PAR VALUE                                          VALUE
---------                                         -------

U.S. GOVERNMENT OBLIGATION - 36.95%
              U.S. TREASURY BILL - 36.95%
$ 1,000,000   6.160%, 11/24/00 .............   $      996,179
                                               --------------
              TOTAL U.S. GOVERNMENT
              OBLIGATION ...................          996,179
                                               --------------
                 (Cost $996,179)

REPURCHASE AGREEMENT - 19.80%
    533,795   Morgan Stanley 6.300%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $533,888 (Collateralized by
                 U.S. Government Agency Obligation
                 6.300% due 11/01/00;
                 Total Par $548,038) .......          533,795
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...          533,795
                                               --------------
                 (Cost $533,795)
TOTAL INVESTMENTS - 104.17% ................        2,808,430
                                               --------------
                 (Cost $2,864,846)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (4.17)% .............         (112,535)
                                               --------------
NET ASSETS - 100.00% .......................   $    2,695,895
                                               ==============

----------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $2,864,846.

    Gross unrealized appreciation ..........   $      110,011
    Gross unrealized depreciation ..........         (166,427)
                                               --------------
    Net unrealized depreciation ............   $      (56,416)
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 96.00%
              FINLAND - 5.74%
     15,300   JOT Automation Group Oyj .....   $       53,173
     49,724   Nokia Oyj ....................        2,043,770
      3,028   Okobank, Class A .............           34,907
      2,030   Oyj Hartwall Abp .............           35,103
      8,080   Sanoma WSOY Oyj, Class B .....          110,268
      5,300   Sonera Group Oyj .............          116,626
      6,890   Talentum .....................           55,483
        729   Viking Line Oyj ..............           14,521
      7,250   YIT-Yhtyma Oyj ...............           74,913
                                               --------------
                                                    2,538,764
                                               --------------
              FRANCE - 9.87%
      5,510   Alcatel ......................          335,810
      1,935   Axa ..........................          255,870
      3,930   BNP Paribas SA ...............          338,454
        910   Cap Gemini SA ................          145,015
      1,964   Carrefour SA .................          131,684
      3,266   France Telecom SA ............          341,068
      1,630   Hermes International .........          219,684
      1,640   L'OREAL ......................          125,112
      2,436   Lafarge SA ...................          179,643
      1,200   Legrand ......................          193,263
      3,840   Pechiney SA, Class A .........          143,218
      2,740   Renault SA ...................          136,101
      2,600   Schneider Electric SA ........          169,147
      3,450   Societe BIC SA ...............          119,461
      1,170   Sodexho Alliance SA ..........          182,977
        790   Suez Lyonnaise des Eaux SA ...          120,401
      3,958   Total Fina SA, Class B .......          565,649
      3,696   Vinci ........................          185,624
      5,141   Vivendi ......................          369,101
      2,800   Vivendi, Warrants
                 expiring 05/02/01* ........            7,334
      7,750   Wanadoo* .....................           98,539
                                               --------------
                                                    4,363,155
                                               --------------
              GERMANY - 10.98%
      1,397   Allianz AG ...................          474,256
      8,271   Bayer AG .....................          358,255
      7,010   Bayerische Motoren Werke
                 (BMW) AG ..................          232,035
      6,600   Commerzbank AG ...............          186,016
      4,474   DaimlerChrysler AG ...........          206,115
      6,080   Deutsche Bank AG .............          499,907
     21,770   Deutsche Telekom AG ..........          812,864
     10,253   Dresdner Bank AG .............          425,419
      8,600   MAN AG .......................          226,711
      1,915   Muenchener Rueckversicherungs-
                 Gesellschaft AG ...........          603,845
      4,686   Siemens AG ...................          595,809
      4,584   Veba AG ......................          232,747
                                               --------------
                                                    4,853,979
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              HONG KONG - 1.58%
     15,000   Cheung Kong (Holdings) Ltd. ..   $      165,890
      4,700   Hang Seng Bank Ltd. ..........           55,293
     13,000   Hutchison Whampoa Ltd. .......          161,274
     71,000   New World Development Co., Ltd.          84,211
     70,840   Pacific Century CyberWorks Ltd. *        54,500
     11,000   Sun Hung Kai Properties Ltd. .           90,975
      7,000   Swire Pacific Ltd., Class A ..           43,173
     21,000   The Wharf (Holdings) Ltd. ....           42,814
                                               --------------
                                                      698,130
                                               --------------
              IRELAND - 1.57%
     17,290   Allied Irish Banks Plc .......          175,869
      4,340   Bank of Ireland ..............           33,403
      8,400   CRH Plc ......................          127,309
     48,260   eircom Plc ...................          133,767
      7,569   Irish Life & Permanent Plc ...           75,771
      5,600   Kerry Group Plc, Class A .....           69,826
      5,160   Ryanair Holdings  Plc* .......           40,458
     19,700   Smurfit (Jefferson) Group Plc            35,067
                                               --------------
                                                      691,470
                                               --------------
              ITALY - 2.74%
      3,677   Assicurazioni Generali .......          120,776
     10,938   Banca Intesa SpA .............           45,338
      7,500   Banca Popolare di Milano .....           47,044
     17,760   Benetton Group SpA ...........           32,216
     20,700   Enel SpA .....................           76,677
     30,235   ENI SpA ......................          163,510
      2,435   Fiat SpA .....................           56,554
     10,700   Olivetti SpA .................           32,379
      4,900   Riunione Adriatica di
                 Sicurta SpA  (RAS) ........           64,254
      3,910   San Paolo-IMI SpA ............           63,303
     21,610   Telecom Italia Mobile SpA ....          183,542
     13,580   Telecom Italia SpA ...........          157,125
      7,900   Telecom Italia SpA-RNC .......           42,924
     24,500   UniCredito Italiano SpA ......          124,604
                                               --------------
                                                    1,210,246
                                               --------------
              JAPAN - 28.14%
     70,000   Asahi Chemical Industry Co., Ltd.       433,388
     57,000   Bank of Tokyo-Mitsubishi, Ltd.          683,355
     21,000   Bridgestone Corp. ............          208,103
     10,000   Canon, Inc. ..................          396,570
     27,000   Dai Nippon Printing Co., Ltd.           422,855
      7,800   Fanuc, Ltd. ..................          700,088
     17,000   Fuji Photo Film ..............          630,574
     18,000   Fujisawa Pharmaceutical Co., Ltd.       565,456
     28,000   Hitachi, Ltd. ................          300,038
     11,000   Honda Motor Co., Ltd. ........          379,810
      5,000   Ito-Yokado Co., Ltd. .........          225,761
     37,000   Kirin Brewery Co., Ltd. ......          385,634
     24,000   Matsushita Electric Industrial
                 Co., Ltd. .................          696,791
     48,000   Mitsubishi Estate Co., Ltd. ..          509,954
     92,000   Mitsubishi Heavy Industries, Ltd.       357,261
      4,500   Murata Manufacturing Co., Ltd.          538,254
     14,000   NEC Corp. ....................          266,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              JAPAN (CONTINUED)
    172,000   Nippon Steel Corp. ...........   $      278,826
         93   Nippon Telegraph &
                 Telephone Corp. ...........          845,793
     20,000   Nomura Securities Co., Ltd. ..          424,046
      7,000   Secom Co., Ltd. ..............          498,781
     37,000   Sharp Corp. ..................          471,030
      7,000   SONY Corp. ...................          559,045
     46,000   Sumitomo Bank, Ltd. ..........          558,220
     17,300   Tokyo Electric Power Co. .....          419,879
     17,000   Toyota Motor Corp. ...........          678,840
                                               --------------
                                                   12,435,052
                                               --------------
              NETHERLANDS - 4.16%
      5,599   ABN AMRO Holding NV ..........          129,565
      4,260   AEGON NV .....................          168,993
        754   Akzo Nobel NV ................           34,289
     15,220   Fortis, Class B ..............          465,731
        870   Heineken NV ..................           47,197
      3,111   ING Groep NV .................          213,388
      4,904   Koninklijke (Royal) Philips
                 Electronics NV ............          192,504
      1,800   Koninklijke Ahold NV .........           52,227
      1,886   KPN NV .......................           38,160
      5,947   Royal Dutch Petroleum Co. ....          352,311
      2,047   Unilever NV ..................          102,546
        899   VNU NV .......................           42,293
                                               --------------
                                                    1,839,204
                                               --------------
              NORWAY - 2.28%
     19,480   Christiana Bank Og Kreditkasse          101,378
     27,330   DNB Holding ASA ..............          118,428
      5,130   Merkantildata ASA ............           24,160
      8,230   Norsk Hydro ASA ..............          326,538
      1,700   Norske Skogindustrier ASA ....           45,698
      7,050   Orkla ASA, Class B ...........          126,973
      4,670   Petroleum Geo-Services* ......           64,274
     13,440   Storebrand ASA ...............           93,934
      2,660   Tomra Systems ASA ............          106,684
                                               --------------
                                                    1,008,067
                                               --------------
              SINGAPORE - 1.64%
     24,000   City Developments Ltd. .......          110,740
     11,000   DBS Group Holdings Ltd. ......          129,710
     53,000   DBS Land Ltd. ................           80,611
     25,000   Overseas Union Bank Ltd. .....          121,051
     10,000   Singapore Press Holdings Ltd.           142,982
     86,000   Singapore Technologies
                 Engineering Ltd. ..........          138,642
                                               --------------
                                                      723,736
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              SPAIN - 4.51%
     28,724   Banco Bilbao Vizcaya
                 Argentaria SA .............   $      382,259
     33,020   Banco Santander Central
                 Hispano SA ................          319,637
     11,780   Endesa SA ....................          191,717
      5,300   Fomento de Construcciones y
                 Contratas SA ..............           97,263
      1,440   Gas Natural SDG SA ...........           24,656
      7,100   Iberdrola SA .................           86,723
      8,800   Repsol-YPF SA ................          139,637
     37,040   Telefonica SA* ...............          705,485
      2,500   Union Electrica Fenosa SA ....           46,175
                                               --------------
                                                    1,993,552
                                               --------------
              SWITZERLAND - 3.08%
        889   ABB AG .......................           78,983
        691   Credit Suisse Group ..........          129,508
         27   Holderbank Financiere Glarus AG          28,365
        103   Nestle SA ....................          213,379
        194   Novartis AG ..................          294,222
         26   Roche Holding AG .............          237,430
         30   Schindler Holding AG .........           45,565
        200   Swisscom AG ..................           50,776
      1,403   UBS AG .......................          194,288
        180   Zurich Financial Services AG .           87,092
                                               --------------
                                                    1,359,608
                                               --------------
              UNITED KINGDOM - 19.71%
     16,122   Abbey National Plc ...........          222,636
     15,000   Arm Holdings Plc* ............          148,114
     16,900   Barclays Plc .................          483,938
     17,600   Berkeley Group Plc (The) .....          164,203
     38,055   BG Group Plc .................          152,517
     78,806   BP Amoco Plc .................          668,868
     11,932   British Aerospace Plc ........           67,833
     23,400   British American Tobacco Plc .          164,119
      6,100   British Sky Broadcasting
                 Group Plc* ................           88,135
     39,300   British Telecommunications Plc          461,106
     15,800   Cadbury Schweppes Plc ........           97,738
     66,000   Centrica Plc .................          227,137
     11,734   CGU Plc ......................          157,099
     26,300   Diageo Plc ...................          248,427
     18,815   Glaxo Wellcome Plc ...........          542,054
      6,716   Granada Compass Plc* .........           57,929
     19,900   Hays Plc .....................          108,724
     40,416   HSBC Holdings Plc ............          576,317
      7,600   HSBC Holdings Plc
                 (HK Registered) ...........          105,734
     38,055   Lattice Group Plc* ...........           81,232
     66,800   Legal & General Group Plc ....          166,355
     12,600   Marconi Plc ..................          159,179
      5,500   National Grid Group Plc ......           47,720
     12,600   Next Plc .....................          125,788
      3,563   Pearson Plc ..................           95,664
      7,000   Railtrack Group Plc ..........          108,356
      8,300   Reuters Group Plc ............          161,744
     11,600   Rio Tinto Plc ................          187,815

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              UNITED KINGDOM (CONTINUED)
     15,500   Royal Bank of Scotland Group
                 Plc .......................   $      348,192
      5,800   Royal Bank of Scotland Group Plc,
                 Value Shares* .............            6,864
     17,900   Sage Group Plc (The) .........          130,743
     23,600   Scottish & Newcastle Plc .....          161,153
     39,400   Shell Transport & Trading Co. Plc       317,245
     25,252   SmithKline Beecham Plc .......          326,349
     50,845   Tesco Plc ....................          193,994
        900   3i Group Plc .................           20,453
     11,007   Unilever Plc .................           74,522
    300,520   Vodafone AirTouch Plc ........        1,251,334
                                               --------------
                                                    8,707,330
                                               --------------
              TOTAL COMMON STOCKS ..........       42,422,293
                                               --------------
                 (Cost $43,038,498)

FOREIGN INDEX SECURITY - 2.79%
      4,300   Sweden OPALS .................        1,232,487
                                               --------------
              TOTAL FOREIGN INDEX SECURITY .        1,232,487
                                               --------------
                 (Cost $1,155,572)

PREFERRED STOCKS - 1.25%
              GERMANY - 1.24%
      2,705   SAP AG .......................          546,851
                                               --------------
              UNITED KINGDOM - 0.01%
      2,695   British Aerospace Plc* .......            3,913
                                               --------------
              TOTAL PREFERRED STOCKS .......          550,764
                                               --------------
                 (Cost $444,690)

                                                  MARKET
PAR VALUE                                          VALUE
---------                                         -------

FOREIGN NOTES AND BONDS - 0.03%
              UNITED KINGDOM - 0.03%
              BG Transco Holdings Plc
$     3,000   7.057%, 12/14/09 .............   $        4,407
      3,000   4.188%, 12/14/22 .............            4,398
      3,000   7.000%, 12/16/24 .............            4,275
                                               --------------
              TOTAL FOREIGN NOTES AND BONDS            13,080
                                               --------------
                 (Cost $14,640)
TOTAL INVESTMENTS - 100.07% ................       44,218,624
                                               --------------
                 (Cost $44,653,400)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (0.07)% .............          (30,586)
                                               --------------
NET ASSETS - 100.00% .......................   $   44,188,038
                                               ==============

--------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $44,855,556.

         Gross unrealized appreciation .....   $    4,143,382
         Gross unrealized depreciation .....       (4,780,314)
                                               --------------
         Net unrealized depreciation .......   $     (636,932)
                                               ==============

   OPALS Optimised Portfolio As Listed Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 82.22%
              BRAZIL - 0.46%
  1,765,700   Companhia Siderurgica Nacional   $       49,027
        588   Tele Norte Leste Participacoes SA,
                 ADR .......................           13,009
        109   Telesp Celular Participacoes SA               1
                                               --------------
                                                       62,037
                                               --------------
              CHILE - 4.93%
      4,700   Banco Santander Chile, SP ADR            63,156
      2,230   Compania Cervecerias Unidas SA,
                 SP ADR ....................           43,067
      9,271   Compania Telecomunicaciones
                 de Chile SA, SP ADR .......          141,383
      2,670   Distribucion y Servicio D&S SA,
                 ADR .......................           47,726
      4,000   Embotelladora Andina SA,
                 ADR, Series A .............           48,000
      9,072   Empresa Nacional de
                 Electricidad  SA, SP ADR ..           95,256
      5,202   Enersis SA, SP ADR* ..........           92,335
      2,088   Enersis SA, SP ADR, Rights* ..               --
      5,088   Gener SA, SP ADR .............           61,692
      2,677   Madeco SA, SP ADR* ...........           13,552
      1,790   Maderas y Sinteticos SA, SP ADR          23,494
      1,030   Sociedad Quimica y Minera
                 de Chile SA, SP ADR, Class A          19,055
        410   Vina Concha Y Toro SA, SP ADR            15,734
                                               --------------
                                                      664,450
                                               --------------
              CZECH REPUBLIC - 1.60%
      7,460   Ceska Sporitelena AS* ........           42,363
     30,990   Ceske Energeticke Zavody AS* .           75,447
      7,340   Cesky Telecom AS* ............           97,601
                                               --------------
                                                      215,411
                                               --------------
              GREECE - 0.28%
      5,000   Cosmote SA* ..................           37,556
                                               --------------
              HONG KONG - 4.62%
     56,000   China Mobile (Honk Kong) Ltd.*          360,823
     16,000   China Unicom Ltd.* ...........           32,107
     29,000   Citic Pacific, Ltd. ..........          116,389
     60,000   Cosco Pacific, Ltd. ..........           45,007
     81,000   Legend Holdings Ltd. .........           68,549
                                               --------------
                                                      622,875
                                               --------------
              HUNGARY - 3.28%
      1,210   Danubius Hotel and Spa, Rights           17,919
        770   Gedeon Richter, Rights .......           37,407
     50,150   Magyar Tavkozlesi, Rights ....          222,803
      5,730   MOL Magyar Olaj-es
                 Gazipari, Rights ..........           88,453
      1,645   OTP Bank, Rights .............           76,208
                                               --------------
                                                      442,790
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              INDIA - 4.54%
      1,500   Bajaj Auto Ltd., SP GDR ......   $        9,150
      5,300   BSES Ltd., GDR ...............           59,890
      1,267   Grasim Industries Ltd.,
                 SP GDR ....................            6,652
      3,600   Gujarat Ambuja Cement Ltd.,
                 SP GDR ....................            9,990
      2,810   Hindalco Industries Ltd., SP GDR         42,290
      3,530   Indian Hotels Co., Ltd, SP GDR           15,002
      4,225   Indian Rayon & Industries Ltd.,
                 SP GDR ....................            5,704
      4,100   ITC Ltd., GDR ................           74,005
      8,380   Larsen & Tourbo Ltd., GDR ....           52,480
     17,600   Mahanagar Telephone
                 Nigam Ltd., GDR ...........          103,840
      1,900   Reliance Industries Ltd., GDR (A)        25,032
      4,200   Reliance Industries Ltd.,
                 SP GDR (A) ................           53,970
     10,100   State Bank of India, GDR .....           68,680
      4,124   Tata Engineering & Locomotive
                 Co., Ltd., SP GDR .........            6,701
     10,600   Videsh Sanchar Nigam Ltd., ADR           78,175
                                               --------------
                                                      611,561
                                               --------------
              INDONESIA - 0.19%
    305,000   PT Indofood Sukses Makmur Tbk*           25,255
                                               --------------
              ISRAEL - 3.85%
     19,220   Bank Hapoalim ................           48,632
     13,500   Bank Leumi Le-Israel .........           26,524
      7,500   Bezeq Israeli Telecommunications
                 Corp. Ltd. ................           37,537
      1,520   Blue Square Chain Investments
                 and Properties Ltd. .......           17,864
      1,285   Check Point Software
                 Technolgies Ltd.* .........          203,512
        625   ECI Telecom Ltd. .............           14,766
        290   Elite Industries Ltd. ........           12,910
        160   Koor Industries Ltd. .........           11,716
      7,200   Makhteshim-Agan Industries Ltd.*         14,286
        305   NICE Systems Ltd., SP ADR* ...           14,259
      5,070   Supersol Ltd. ................           16,749
        900   Taro Pharmaceutical
                 Industries Ltd.* ..........           21,825
      1,300   Teva Pharmaceuticals
                 Industries Ltd. ...........           78,574
                                               --------------
                                                      519,154
                                               --------------
              MALAYSIA - 4.31%
     13,000   Commerce Asset-Holdings Berhad           33,014
     36,000   Malayan Banking Berhad .......          144,005
     41,000   Malaysia International Shipping
                 Corp. Berhad ..............           72,292
     57,000   Public Bank Berhad ...........           48,902
     11,000   Resorts World Berhad .........           19,251
     30,000   RHB Capital Berhad ...........           24,159
     25,000   Telekom Malaysia Berhad ......           76,976
     50,000   Tenaga Nasional Berhad .......          161,847
                                               --------------
                                                      580,446
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              MEXICO - 9.14%
     16,600   Alfa SA de CV, Class A .......   $       32,818
      4,104   Cemex SA de CV, SP ADR .......           86,697
     46,400   Desc SA de CV, Series B ......           20,121
      1,530   Fomento Economico Mexicano
                 SA de CV, SP ADR ..........           58,427
     15,500   Grupo Carso SA de CV, Series A1*         48,750
     49,800   Grupo Financiero Banamex
                 Accival SA de CV, Series O*           77,326
     41,473   Grupo Industrial Bimbo SA
                 de CV, Series A ...........           57,203
     37,000   Grupo Modelo SA de CV, Series C          98,587
      1,382   Grupo Televisa SA, SP GDR* ...           74,801
      5,200   Industrias Penoles SA ........            6,086
     15,700   Kimberley-Clark de Mexico SA,
                 Class A ...................           40,110
     17,710   Nueva Grupo Mexico SA, Series B*         64,769
      5,163   Savia SA de CV* ..............           23,683
      7,547   Telefonos de Mexico SA, SP ADR          407,066
     56,237   Wal-Mart de Mexico SA de CV,
                 Series V* .................          135,448
                                               --------------
                                                    1,231,892
                                               --------------
              PHILIPPINES - 0.02%
     21,800   Ayala Land, Inc. .............            1,705
      2,200   Manila Electric Co., Class B .            1,806
                                               --------------
                                                        3,511
                                               --------------
              POLAND - 1.35%
        490   Agora SA* ....................            8,964
      1,110   Bank Polska Kasa Opieki
                 Grupa Pekao SA* ...........           11,180
      1,350   Bank Polska Kasa Opieki SA,
                 ADR (A) ...................           14,145
        302   Bank Slaski SA w Katowicach ..           12,057
        290   BRE Bank SA ..................            6,553
      1,441   Elektrim Spolka Akcyjna SA* ..           11,413
      5,262   Polski Koncern Naftowy SA, GDR           40,780
        420   Prokom .......................           16,542
     11,950   Telekomunikacja Polska SA, GDR           60,049
                                               --------------
                                                      181,683
                                               --------------
              RUSSIA - 5.22%
      5,400   AO Mosenergo, SP ADR .........           17,280
      1,812   Mobile Telesystems, SP ADR* ..           50,056
      5,400   OAO Lukoil Holding, SP ADR ...          288,360
      9,800   RAO Unified Energy Systems, GDR         122,112
      3,300   Rostelecom, SP ADR ...........           28,875
     15,300   Surgutneftegaz, SP ADR .......          196,605
                                               --------------
                                                      703,288
                                               --------------
              SOUTH AFRICA - 8.70%
      5,780   ABSA Group Ltd. ..............           19,653
      3,440   Anglo American Platinum
                 Corp. Ltd. ................          134,259
        910   Anglo American Plc ...........           49,482

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              SOUTH AFRICA (CONTINUED)
      1,100   AngloGold Ltd. ...............   $       31,289
      8,670   Barloworld Ltd. ..............           45,309
      4,720   De Beers .....................          129,888
      4,100   Dimension Data Holdings Plc* .           35,367
     83,400   FirstRand Ltd. ...............           75,031
      5,100   Gold Fields Ltd. .............           15,182
      1,120   Impala Platinum Holdings Ltd.            48,009
      2,902   Imperial Holdings Ltd.* ......           20,310
      5,000   Johnnic Holdings Ltd. ........           56,890
      5,520   Liberty Group Ltd. ...........           42,138
      1,841   Liberty International Plc ....           13,347
     15,463   Nampak Ltd. ..................           22,503
      5,700   Naspers Ltd., Class N ........           42,381
      4,800   Nedcor Ltd. ..................           90,177
     10,240   Rembrandt Group Ltd. .........           28,382
     10,240   Remgro Ltd.* .................           62,658
     40,900   Sanlam Ltd. ..................           42,477
      7,800   Sasol Ltd. ...................           59,750
     14,180   South African Breweries Plc ..           84,984
      3,700   Standard Bank Investment
                 Corp. Ltd. ................           12,972
      1,525   Tigers Brands Ltd. ...........           10,592
                                               --------------
                                                    1,173,030
                                               --------------
              SOUTH KOREA - 12.23%
      8,500   Hyundai Motor Co. Ltd. .......           97,146
     11,900   Kookmin Bank .................          136,005
     10,000   Korea Electric Power Corp. ...          223,304
      2,500   Korea Telecom Corp. ..........          147,258
      8,683   L.G. Chemical Ltd. ...........           85,497
      3,100   Pohang Iron & Steel Ltd.,
                 SP ADR ....................           49,019
      3,400   Samsung Electro-Mechanics Co.           108,804
      3,019   Samsung Electronics ..........          378,217
     15,000   Samsung Heavy Industries Co.,
                 Ltd.* .....................           46,683
      1,500   Samsung SDI Co. Ltd. .........           58,420
      8,700   Shinhan Bank .................           87,194
      6,600   SK Corp. .....................           79,493
        710   SK Telecom Co. Ltd. ..........          151,368
                                               --------------
                                                    1,648,408
                                               --------------
              TAIWAN - 8.76%
     11,645   Advanced Semicondutor
                 Engineering, Inc.,
                 Series E., ADR* ...........           70,598
     20,958   Asia Cement Corp., SP GDR* ...          106,362
     27,336   Asustek Computer, Inc., GDR ..          149,665
     14,254   China Steel Corp., SP GDR ....          163,921
     15,746   Evergreen Marine Corp.,
                 SP GDR* ...................          101,562
      1,867   Standard Foods Taiwan Ltd., GDR*          3,547
     95,000   Taiwan Semiconductor
                 Manufacturing Co., Ltd.* ..          287,702
      6,272   Taiwan Semiconductor
                 Manufacturing Co., Ltd.,
                 SP ADR* ...................          142,296
     16,043   Winbond Electronic Corp., GDR*          156,018
                                               --------------
                                                    1,181,671
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              THAILAND - 1.55%
      4,300   Advanced Info Service Public
                 Co. Ltd.* .................   $       35,391
     28,500   Bangkok Bank Public Co. Ltd.*            24,299
      3,000   BEC World Public Co. Ltd. ....           14,324
      8,900   Electricity Generating Public
                 Co. Ltd. ..................            8,448
     17,600   PTT Exploration and Production
                 Public Co. Ltd. ...........           42,816
      2,000   Siam Cement Public Co. Ltd.* .           18,825
     55,000   TelecomAsia Corp. Public Co.
                 Ltd.* .....................           33,137
     61,000   Thai Farmers Bank Public Co.
                 Ltd.* .....................           31,552
                                               --------------
                                                      208,792
                                               --------------
              TURKEY - 7.19%
  1,985,600   Adana Cimento Sanayii Turk
                 Anomin Sirketi, Class A ...           23,555
  1,076,481   Anadolu Efes Biracilik ve
                 Malt Sanayii AS* ..........           63,062
    853,500   Arcelik AS ...................           27,500
    772,000   Aygaz AS .....................           33,919
    496,000   Brisa Bridgestone Sabanci
                 Lastik San. ve Tic AS .....           26,151
  1,602,000   Eregli Demir ve Celik
                 Fabrikalari TAS* ..........           50,443
  2,593,800   Haci Omer Sabanci Holding AS .           26,211
    469,000   Koc Holdings AS ..............           29,879
    214,600   Migros Turk TAS ..............           29,543
    300,600   Netas Northern Electric
                 Telekomunikasyon AS .......           38,301
  2,665,550   Trakya Cam Sanayii AS ........           29,669
  1,489,000   Turkcell Iletisim Hizmetleri AS*         65,421
  9,671,000   Turkiye Garanti Bankasi AS ...           99,144
 13,471,800   Turkiye Is Bankasi, Class C ..          256,489
    237,000   Vestel Elektronik Sanayi
                 ve Ticaret AS* ............           48,593
 14,060,431   Yapi ve Kredi Bankasi SA* ....          121,493
                                               --------------
                                                      969,373
                                               --------------
              TOTAL COMMON STOCKS ..........       11,083,183
                                               --------------
                 (Cost $12,430,954)

PREFERRED STOCKS - 9.24%
              BRAZIL - 9.24%
     23,400   Aracruz Celulose SA, Class B .           34,577
 10,130,994   Banco Bradesco SA ............           64,500
    948,600   Banco Itau SA ................           73,814
 10,994,693   Bradespar SA* ................            6,452
  8,857,620   Centrais Electricas Brasileiras
                 SA, Class B ...............          157,342
  1,167,700   Companhia Brasileira de
                 Distribuicao Grupo Pao
                 de Acucar .................           41,613
    299,500   Companhia de Bebidas
                 das Americas ..............           66,857

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

              BRAZIL (CONTINUED)
  3,999,255   Companhia Energetica de
                 Minas Geraus ..............   $       60,730
      6,262   Companhia Vale do Rio Doce,
                 Class A ...................          144,376
      9,290   Petroleo Brasleiro SA ........          246,366
    109,365   Tele Norte Leste Participacoes SA         2,389
      4,730   Telecomunicacoes Brasileiras
                 SA, Pfd Block, SP ADR .....          346,472
                                               --------------
              TOTAL PREFERRED STOCKS .......        1,245,488
                                               --------------
                 (Cost $1,073,363)

INVESTMENT COMPANIES - 3.79%
     14,800   Korea Fund * .................          162,948
     27,000   Taiwan Fund, Inc.* ...........          347,625
                                               --------------
              TOTAL INVESTMENT COMPANIES ...          510,573
                                               --------------
                 (Cost $485,806)

FOREIGN INDEX SECURITY - 2.08%
      3,000   MSCI Taiwan OPALS ............          280,890
                                               --------------
              TOTAL FOREIGN INDEX SECURITY .          280,890
                                               --------------
                 (Cost $394,500)
 PAR VALUE
----------
TIME DEPOSIT - 3.77%
$   508,000   Eurodollar Time Deposit
                 3.000%, 11/01/00 ..........          508,000
                                               --------------
              TOTAL TIME DEPOSIT ...........          508,000
                                               --------------
                 (Cost $508,000)
TOTAL INVESTMENTS - 101.10% ................       13,628,134
                                               --------------
                 (Cost $14,892,623)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (1.10)% .............         (148,513)
                                               --------------
NET ASSETS - 100.00% .......................   $   13,479,621
                                               ==============

------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $14,957,368.

         Gross unrealized appreciation ..............   $    1,654,594
         Gross unrealized depreciation ..............       (2,983,828)
                                                        --------------
         Net unrealized depreciation ................   $   (1,329,234)
                                                        ==============

     (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2000, these securities amounted to $93,147 or 0.69% of net assets.

     ADR American Depositary Receipt
     GDR Global Depositary Receipt
    OPAL Optimised Portolio As Listed Security
  SP ADR Sponsored American Depositary Receipt
  SP GDR Sponsored Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 61.50%
              ADVERTISING - 1.62%
    127,930   Interpublic Group
                 of Companies, Inc. ........   $    5,492,994
                                               --------------
              CONSUMER CYCLICALS - 5.90%
     67,650   Colgate-Palmolive Co. ........        3,975,114
    253,000   Gillette Co. .................        8,823,375
     99,770   Procter & Gamble Co. .........        7,127,319
                                               --------------
                                                   19,925,808
                                               --------------
              ELECTRICAL - 0.73%
     44,990   General Electric Co. .........        2,466,014
                                               --------------
              ENTERTAINMENT AND LEISURE - 1.62%
    153,340   The Walt Disney  Co. .........        5,491,489
                                               --------------
              FINANCE - 9.55%
     95,370   American Express Co. .........        5,722,200
     66,900   American International
                 Group, Inc. ...............        6,556,200
    200,200   Citigroup, Inc. ..............       10,535,538
     16,400   Marsh & McLennan Cos., Inc. ..        2,144,300
    157,190   Wells Fargo & Co. ............        7,279,862
                                               --------------
                                                   32,238,100
                                               --------------
              FOOD AND BEVERAGE - 6.13%
    231,000   Coca-Cola Co. ................       13,946,625
    139,370   PepsiCo, Inc. ................        6,750,734
                                               --------------
                                                   20,697,359
                                               --------------
              HEALTH CARE SERVICES - 3.11%
    113,960   Johnson & Johnson ............       10,498,565
                                               --------------
              LODGING - 1.83%
    152,460   Marriott International, Inc.,
                 Class A ...................        6,174,630
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 3.38%
    304,920   Boston Scientific Corp.* .....        4,859,662
    120,780   Medtronic, Inc. ..............        6,559,864
                                               --------------
                                                   11,419,526
                                               --------------
              PHARMACEUTICALS - 9.64%
    136,950   Bristol-Myers Squibb Co. .....        8,345,391
    275,000   Pfizer, Inc. .................       11,876,562
    123,750   Pharmacia Corp. ..............        6,806,250
    106,920   Schering-Plough Corp. ........        5,526,427
                                               --------------
                                                   32,554,630
                                               --------------
              RESTAURANTS - 2.64%
    287,540   McDonald's Corp. .............        8,913,740
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              RETAIL - 3.24%
    150,590   Costco Wholesale Corp.* ......   $    5,520,065
    125,840   Home Depot, Inc. .............        5,411,120
                                               --------------
                                                   10,931,185
                                               --------------
              TECHNOLOGY - 10.04%
     55,300   Electronic Arts, Inc.* .......        2,763,272
    236,500   Electronic Data Systems Corp.        11,100,719
    172,920   Hewlett-Packard Co. ..........        8,029,972
     62,000   Intel Corp. ..................        2,786,125
     50,600   Microsoft Corp.* .............        3,486,656
    130,200   Solectron Corp.* .............        5,728,800
                                               --------------
                                                   33,895,544
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 2.07%
     86,130   Nokia Corp., SP ADR ..........        3,682,057
     66,000   Tellabs, Inc.* ...............        3,297,937
                                               --------------
                                                    6,979,994
                                               --------------
              TOTAL COMMON STOCKS ..........      207,679,578
                                               --------------
                 (Cost $184,793,368)
 PAR VALUE
----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.46%
              FEDERAL HOME LOAN BANK - 0.28%
$ 1,000,000   5.890%, 06/30/08,
                 Series GJ08 ...............          955,893
                                               --------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 2.48%
  4,400,000   6.250%, 10/15/02 .............        4,385,806
    750,000   6.400%, 12/13/06,
                 Debenture .................          743,881
  1,750,000   6.700%, 01/05/07 .............        1,762,134
    600,000   7.500%, 03/15/07, CMO,
                 Class J ...................          604,898
    159,580   6.000%, 04/15/08, CMO,
                 Class K ...................          157,950
    322,320   6.500%, 07/15/20, CMO,
                 Class F ...................          319,999
    400,000   6.500%, 11/15/20, CMO,
                 Class H ...................          395,032
                                               --------------
                                                    8,369,700
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 4.01%
  5,500,000   5.750%, 04/15/03 .............        5,418,171
  6,000,000   7.000%, 07/15/05 .............        6,114,912
  2,000,000   7.250%, 01/17/21,
                 CMO, REMIC, Class P .......        2,003,480
                                               --------------
                                                   13,536,563
                                               --------------

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.00%
$       545   8.500%, 06/15/01 .............   $          562
      1,474   9.000%, 09/15/08 .............            1,526
                                               --------------
                                                        2,088
                                               --------------
              U.S. TREASURY BONDS - 8.30%
  4,625,000   7.250%, 05/15/16 .............        5,205,881
  7,000,000   8.125%, 08/15/19 .............        8,649,396
  4,350,000   8.000%, 11/15/21 .............        5,377,692
  5,500,000   6.250%, 08/15/23 .............        5,675,191
  2,800,000   6.875%, 08/15/25 .............        3,119,553
                                               --------------
                                                   28,027,713
                                               --------------
              U.S. TREASURY NOTES - 2.39%
  3,200,000   6.625%, 04/30/02 .............        3,224,787
  3,800,000   5.750%, 08/15/03 .............        3,786,939
  1,000,000   7.875%, 11/15/04 .............        1,070,855
                                               --------------
                                                    8,082,581
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ...........       58,974,538
                                               --------------
                 (Cost $58,444,631)

CORPORATE NOTES AND BONDS - 12.61%
              CONSUMER NON-DURABLES - 1.84%
  4,250,000   Daimlerchrysler NA
                 7.400%, 01/20/05 ..........        4,270,689
  2,000,000   NIKE, Inc.
                 6.375%, 12/01/03 ..........        1,954,812
                                               --------------
                                                    6,225,501
                                               --------------
              FINANCE - 4.24%
  3,000,000   American Express Co., Senior Notes
                 6.750%, 06/23/04 ..........        2,979,828
  3,000,000   Ford Motor Credit Co., Inc.
                 Senior Notes
                 7.000%, 09/25/01 ..........        3,005,400
  1,350,000   Household Finance Corp., MTN
                 7.300%, 07/30/12 ..........        1,283,020
  4,300,000   National Rural Utilities,
                 Collateral Trust
                 6.200%, 02/01/08 ..........        4,048,231
  2,500,000   NationsBank Corp.,
                 Subordinated Notes
                 6.875%, 02/15/05 ..........        2,480,885
    500,000   Salomon, Inc., Senior Notes
                 7.300%, 05/15/02 ..........          503,623
                                               --------------
                                                   14,300,987
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              INDUSTRIAL - 0.92%
$ 3,000,000   Honeywell International, Inc.
                 7.500%, 03/01/10 ..........   $    3,098,922
                                               --------------
              OIL AND GAS EXTRACTION - 1.14%
  4,000,000   Conoco Inc., Senior Notes
                 5.900%, 04/15/04 ..........        3,859,864
                                               --------------
              PHARMACEUTICALS - 1.33%
  2,100,000   Amgen, Inc.
                 6.500%, 12/01/07 ..........        2,032,227
  2,500,000   Warner-Lambert Co.
                 5.750%, 01/15/03 ..........        2,457,168
                                               --------------
                                                    4,489,395
                                               --------------
              RETAIL - 1.83%
    500,000   Penney (J.C.) Company, Inc.,
                 Debentures
                 9.750%, 06/15/21 ..........          329,512
  2,750,000   Sears Roebuck Acceptance Corp.
                 6.700%, 11/15/06 ..........        2,567,161
  3,300,000   Wal-Mart Stores, Inc., Senior Notes
                 6.875%, 08/10/09 ..........        3,285,711
                                               --------------
                                                    6,182,384
                                               --------------
              UTILITY - 1.31%
  4,300,000   BellSouth Capital Funding Corp.
                 7.750%, 02/15/10 ..........        4,415,477
                                               --------------
              TOTAL CORPORATE NOTES AND BONDS      42,572,530
                                               --------------
                 (Cost $43,664,293)

ASSET-BACKED SECURITIES - 3.08%
  5,000,000   Discover Card Master Trust 1,
                 Series 1998-7, Class A
                 5.600%, 05/16/06 ..........        4,845,656
  1,750,000   First USA Credit Card Master
                 Trust, Series 1997-6, Class A
                 6.420%, 03/17/05 ..........        1,742,493
  4,000,000   PECO Energy Transition Trust,
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..........        3,826,640
                                               --------------
              TOTAL ASSET-BACKED SECURITIES        10,414,789
                                               --------------
                 (Cost $10,454,868)

REPURCHASE AGREEMENT - 4.96%
 16,757,000   Deutsche Bank 6.350% dated
                 10/31/00 to be repurchased
                 on 11/01/00 at $16,759,956.
                 Collateralized by U.S.
                 Treasury Bill 6.359% due
                 04/26/01; Total Par
                 $17,631,000 ...............       16,757,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       16,757,000
                                               --------------
                 (Cost $16,757,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------


INVESTMENT COMPANIES - 0.01%
      9,213   Deutsche Institutional
                 Cash Management Fund ......   $        9,213
      7,096   Deutsche Institutional
                 Treasury Money Fund .......            7,096
                                               --------------
              TOTAL INVESTMENT COMPANIES ...           16,309
                                               --------------
                 (Cost $16,309)
TOTAL INVESTMENTS - 99.62% .................      336,414,744
                                               --------------
                 (Cost $314,130,469)**
NET OTHER ASSETS AND LIABILITIES - 0.38% ...        1,275,991
                                               --------------
NET ASSETS - 100.00% .......................   $  337,690,735
                                               ==============

-------------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $314,505,037.

         Gross unrealized appreciation .....   $   29,658,399
         Gross unrealized depreciation .....       (7,748,692)
                                               --------------
         Net unrealized appreciation .......   $   21,909,707
                                               ==============

     CMO Collateralized Mortgage Obligation
     MTN Medium Term Note
   REMIC Real Estate Mortgage Investment Conduit

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)

Common Stocks ..............................               62%
Repurchase Agreement .......................                5%
U.S. Government Obligations ................               11%
U.S. Government Agency Obligations .........                7%
Corporate Notes and Bonds:
Aaa ........................................                4%
Aa .........................................                4%
A ..........................................                7%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                            -------

COMMON STOCKS - 62.51%
              ADVERTISING - 1.42%
     50,000   Omnicom Group, Inc. ..........   $    4,612,500
                                               --------------
              CAPITAL GOODS - 0.69%
     75,000   Pitney Bowes, Inc. ...........        2,226,562
                                               --------------
              CHEMICALS - 0.70%
     60,000   Praxair, Inc. ................        2,235,000
                                               --------------
              COMMERCIAL SERVICES - 1.53%
    125,000   Ecolab, Inc. .................        4,898,437
                                               --------------
              CONSUMER CYCLICALS - 1.52%
    105,000   Cintas Corp. .................        4,866,094
                                               --------------
              CONSUMER DURABLES - 4.69%
    151,000   Harley-Davidson, Inc. ........        7,276,312
     65,000   Illinois Tool Works, Inc. ....        3,611,562
     70,000   Johnson Controls, Inc. .......        4,173,750
                                               --------------
                                                   15,061,624
                                               --------------
              ELECTRICAL - 1.95%
    114,000   General Electric Co. .........        6,248,625
                                               --------------
              FINANCE - 12.04%
     80,000   AFLAC, Inc. ..................        5,845,000
     75,000   American International
                 Group, Inc. ...............        7,350,000
    100,000   Associates First Capital Corp.,
                 Class A ...................        3,712,500
    126,000   Federal Home Loan
                 Mortgage Corp. ............        7,560,000
     41,000   Marsh & McLennan Cos., Inc. ..        5,360,750
     95,000   MBNA Corp. ...................        3,568,437
    150,000   Schwab (Charles) Corp. .......        5,268,750
                                               --------------
                                                   38,665,437
                                               --------------
              FOOD AND BEVERAGE - 3.25%
    200,000   Sysco Corp. ..................       10,437,500
                                               --------------
              HEALTH CARE SERVICES - 2.21%
     75,000   Cardinal Health, Inc. ........        7,106,250
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 1.54%
    200,000   Sybron International Corp.* ..        4,950,000
                                               --------------
              OIL AND GAS EXTRACTION - 2.02%
     75,000   Schlumberger, Ltd.                    5,709,375
     14,520   Transocean Sedco Forex, Inc. .          769,560
                                               --------------
                                                    6,478,935
                                               --------------
              PHARMACEUTICALS - 2.35%
     36,000   Merck & Co., Inc. ............        3,237,750
    100,000   Pfizer, Inc. .................        4,318,750
                                               --------------
                                                    7,556,500
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                            -------

              RETAIL - 4.92%
     72,000   Home Depot, Inc. .............   $    3,096,000
    100,000   Kohl's Corp.* ................        5,418,750
    160,000   Walgreen Co. .................        7,300,000
                                               --------------
                                                   15,814,750
                                               --------------
              TECHNOLOGY - 15.10%
     50,000   Computer Sciences Corp.* .....        3,150,000
    197,887   Dell Computer Corp.* .........        5,831,483
    138,000   Electronic Data Systems Corp.         6,477,375
    105,000   EMC Corp.* ...................        9,351,611
    148,000   Intel Corp. ..................        6,650,750
     79,000   Microsoft Corp.* .............        5,443,594
    140,000   Solectron Corp.* .............        6,160,000
     49,000   Sun Microsystems, Inc.* ......        5,431,344
                                               --------------
                                                   48,496,157
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 4.22%
    120,000   Cisco Systems, Inc.* .........        6,465,000
    166,000   Nokia Corp., SP ADR ..........        7,096,500
                                               --------------
                                                   13,561,500
                                               --------------
              UTILITY - 2.36%
    134,000   AES Corp.* ...................        7,571,000
                                               --------------
              TOTAL COMMON STOCKS ..........      200,786,871
                                               --------------
                 (Cost $110,703,957)
 PAR VALUE
----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.63%
              FEDERAL HOME LOAN BANK - 1.67%
$ 3,115,000   6.000%, 08/15/02 .............        3,092,074
  2,300,000   6.500%, 11/15/06, Series PX02         2,292,573
                                               --------------
                                                    5,384,647
                                               --------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 2.47%
  2,250,000   5.750%, 07/15/03, Debentures .        2,212,951
  1,000,000   5.850%, 02/21/06, Series TD06           969,284
    483,344   7.500%, 04/01/08,
                 Gold Pool #E46250 .........          487,271
    507,992   6.500%, 06/01/09,
                 Gold Pool #E59122 .........          497,833
  3,074,763   6.000%, 10/15/11, CMO,  IO
                 Series 2101, Class TY                423,257
  1,213,145   6.500%, 06/01/29,
                 Gold Pool #C00785 .........        1,167,652
  2,183,734   7.500%, 11/01/29,
                 Gold Pool #C32468 .........        2,183,734
                                               --------------
                                                    7,941,982
                                               --------------

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.99%
$ 1,250,000   5.625%, 03/15/01                 $    1,245,229
    828,727   7.000%, 01/01/13, Pool #313966          824,583
    638,536   7.000%, 03/01/13, Pool #251572          635,343
  1,316,098   6.000%, 08/01/13, Pool #323250        1,267,978
    523,969   7.500%, 02/01/23, Pool #050706          523,478
    143,025   9.000%, 05/01/25, Pool #250239          147,495
  1,185,734   6.500%, 12/01/27, Pool #402846        1,140,527
    541,894   6.500%, 02/01/28, Pool #398205          521,234
  2,008,016   7.000%, 08/01/28, Pool #437140        1,969,738
  1,063,767   6.500%, 09/01/28, Pool #430877        1,023,211
  1,394,958   6.500%, 03/01/29, Pool #489367        1,341,775
  2,241,988   6.000%, 06/01/29, Pool #190302        2,103,965
  1,058,233   6.500%, 06/01/29, Pool #501319        1,017,888
  1,053,686   6.500%, 07/01/29, Pool #503280        1,013,515
  2,237,759   7.500%, 04/01/30, Pool #536618        2,235,661
  2,239,683   7.500%, 05/01/30, Pool #536420        2,237,584
                                               --------------
                                                   19,249,204
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 4.18%
  1,463,786   7.000%, 12/15/11, Pool #781011        1,466,073
    443,768   8.000%, 06/15/17, Pool #191897          451,257
    946,421   7.000%, 09/15/23, Pool #361807          934,000
    484,064   7.000%, 10/15/23, Pool #345894          477,711
    651,851   7.000%, 10/15/23, Pool #370850          643,295
  2,561,337   7.500%, 07/15/25, Pool #409561        2,572,543
  1,035,408   6.500%, 03/15/26, Pool #422527        1,000,463
    240,999   7.500%, 06/15/27, Pool #446811          242,053
  1,129,696   7.500%, 06/15/27, Pool #447652        1,134,639
    719,320   6.500%, 08/15/27, Pool #780615          695,492
    362,871   7.500%, 07/15/28, Pool #464709          364,459
  1,797,062   6.000%, 01/15/29, Pool #457858        1,694,854
  1,758,857   7.000%, 03/15/29, Pool #505567        1,735,772
                                               --------------
                                                   13,412,611
                                               --------------
              U.S. TREASURY BONDS - 2.79%
  1,500,000   7.125%, 02/15/23 .............        1,706,689
  2,750,000   6.250%, 08/15/23 .............        2,837,596
  2,750,000   6.000%, 02/15/26 .............        2,756,977
  1,825,000   5.250%, 11/15/28 .............        1,659,664
                                               --------------
                                                    8,960,926
                                               --------------
              U.S. TREASURY NOTES - 2.53%
  2,100,000   6.375%, 08/15/02 .............        2,113,623
  2,400,000   5.875%, 02/15/04 .............        2,400,178
  3,500,000   6.500%, 08/15/05 .............        3,598,084
                                               --------------
                                                    8,111,885
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ...........       63,061,255
                                               --------------
                 (Cost $63,462,353)

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

CORPORATE NOTES AND BONDS - 12.53%
              CABLE TELEVISION - 0.75%
              CSC Holdings, Inc., Senior Notes
$ 1,500,000   7.875%, 12/15/07 .............   $    1,454,460
  1,070,000   7.250%, 07/15/08 .............          994,552
                                               --------------
                                                    2,449,012
                                               --------------
              CAPITAL GOODS - 0.28%
  1,210,000   Owens Illinois, Inc., Senior Notes
                 7.850%, 05/15/04 ..........          913,550
                                               --------------
              ENERGY - 0.32%
  1,100,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 ..........        1,030,434
                                               --------------
              FINANCE - 4.44%
  1,500,000   Advanta Corp., MTN
                 7.000%, 05/01/01 ..........        1,439,709
  1,250,000   Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 ..........        1,155,796
  1,625,000   Duke Capital Corp., Senior Notes
                 7.250%, 10/01/04 ..........        1,639,466
  1,000,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 ..........          910,000
  2,000,000   Ford Motor Credit Co., Inc.
                 7.500%, 03/15/05 ..........        2,007,066
  1,000,000   Household Finance Corp.
                 7.875%, 03/01/07 ..........        1,012,191
  2,000,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) ......        1,833,236
  2,000,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) ......        1,959,388
  1,800,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) ......        1,764,893
    550,000   Prudential Insurance Co.
                 of America
                 8.300%, 07/01/25 (A) ......          552,431
                                               --------------
                                                   14,274,176
                                               --------------
              FOOD AND BEVERAGE - 0.64%
              Nabisco, Inc.
  1,000,000   6.700%, 06/15/02 .............          979,672
  1,125,000   6.850%, 06/15/05 .............        1,073,721
                                               --------------
                                                    2,053,393
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              HEALTH CARE SERVICES - 1.38%
$ 1,500,000   HEALTHSOUTH Corp.,
                 Senior Notes
                 6.875%, 06/15/05 ..........   $    1,331,362
  3,000,000   Omnicare, Inc.
                 5.000%, 12/01/07 ..........        2,253,750
  1,000,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 ..........          835,000
                                               --------------
                                                    4,420,112
                                               --------------
              METALS AND MINING - 0.52%
  1,800,000   Lukens, Inc.
                 7.625%, 08/01/04 ..........        1,657,723
                                               --------------
              OIL AND GAS EXTRACTION - 0.47%
  1,625,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 ..........        1,515,225
                                               --------------
              PRINTING AND PUBLISHING - 0.57%
  2,000,000   News America Holdings, Inc.,
                 Debentures
                 7.750%, 02/01/24 ..........        1,821,488
                                               --------------
              RETAIL - 0.67%
  2,000,000   Kmart Corp., Debentures
                 7.950%, 02/01/23 ..........        1,266,426
  1,450,000   Pep Boys - Manny, Moe & Jack,
                 Subordinated Debentures
                 3.031%, 09/20/11 (B) ......          880,425
                                               --------------
                                                    2,146,851
                                               --------------
              TELECOMMUNICATIONS - 0.85%
  2,000,000   AT&T Corp.
                 6.000%, 03/15/09 ..........        1,758,052
  1,000,000   WorldCom, Inc., Senior Notes
                 6.400%, 08/15/05 ..........          962,649
                                               --------------
                                                    2,720,701
                                               --------------
              TRANSPORTATION - 0.52%
  1,304,415   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 10/15/10 ..........        1,291,502
    367,068   Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 ..........          376,766
                                               --------------
                                                    1,668,268
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              UTILITIES - 0.83%
$ 1,000,000   Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........   $    1,032,117
  2,000,000   Niagara Mohawk Power Corp.,
                 Series H, Senior Notes,
                 Step Coupon
                 8.500%, 07/01/10 ..........        1,622,500
                                               --------------
                                                    2,654,617
                                               --------------
              WASTE DISPOSAL - 0.29%
  1,000,000   Waste Management, Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 ..........          937,500
                                               --------------
              TOTAL CORPORATE NOTES
              AND BONDS ....................       40,263,050
                                               --------------
                 (Cost $41,818,840)

YANKEE BONDS - 0.92%
  1,000,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) ......          863,589
    848,167   Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) .....          848,167
  1,250,000   Skandinaviska Enskilda,
                 Subordinated Notes
                 6.625%, 03/29/49 (A) ......        1,226,563
                                               --------------
              TOTAL YANKEE BONDS                    2,938,319
                                               --------------
                 (Cost $2,700,488)

NON-AGENCY/CMO MORTGAGE SECURITIES - 0.73%
    600,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2
                 7.475%, 08/25/28 (C) ......          604,688
  1,000,000   Morgan (J.P.) Commercial
                 Mortgage Finance Corp., CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (C) ......          963,750
    805,328   Nomura Asset Securities Corp.,
                 Series 1998-D6, Class A1A
                 6.280%, 03/17/28 ..........          788,890
                                               --------------
              TOTAL NON-AGENCY/CMO
              MORTGAGE SECURITIES ..........        2,357,328
                                               --------------
                 (Cost $2,406,940)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

REPURCHASE AGREEMENT - 3.12%
$10,005,000   Bank One 6.570%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $10,006,826 (Collateralized by
                 U.S. Government Agency Obligation
                 6.407% due 12/27/00;
                 Total Par $10,315,000) ....   $   10,005,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       10,005,000
                                               --------------
                 (Cost $10,005,000)
TOTAL INVESTMENTS - 99.44% .................      319,411,823
                                               --------------
                 (Cost $231,097,578)**
NET OTHER ASSETS AND LIABILITIES - 0.56% ...        1,814,379
                                               --------------
NET ASSETS - 100.00% .......................   $  321,226,202
                                               ==============

--------------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $231,097,578.

         Gross unrealized appreciation .....   $  100,258,001
         Gross unrealized depreciation .....      (11,943,756)
                                               --------------
         Net unrealized appreciation .......   $   88,314,245
                                               ==============

     (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2000, these securities amounted to $9,048,267 or 2.82% of net assets.
     (B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
     (C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

     CMO Collateralized Mortgage Obligation
      IO Interest Only security
     MTN Medium Term Note
    REIT Real Estate Investment Trust
  SP ADR Sponsored American Depositary Receipt

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks ..............................               63%
Repurchase Agreement .......................                3%
U.S. Government Obligations ................                5%
U.S. Government Agency Obligations .........               14%
Corporate Notes and Bonds:
Aaa ........................................                1%
Aa .........................................                1%
A ..........................................                5%
Baa ........................................                3%
Ba .........................................                3%
B ..........................................                1%
NR .........................................                1%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 45.10%
              FEDERAL HOME LOAN BANK - 3.35%
$ 2,500,000   6.000%, 08/15/02 .............   $    2,481,600
  2,700,000   6.500%, 11/15/06, Series PX02         2,691,282
                                               --------------
                                                    5,172,882
                                               --------------
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 8.46%
  2,500,000   5.750%, 07/15/03, Debentures .        2,458,835
  2,500,000   5.850%, 02/21/06, Series TD06         2,423,210
  4,378,806   6.000%, 11/15/10, CMO, IO
                 Pool #002115 ..............          407,776
    910,188   6.500%, 01/01/11, Gold
                 Pool #E00413 ..............          891,985
  2,848,349   7.500%, 11/01/29, Gold
                 Pool #C32468 ..............        2,848,349
  3,980,715   8.000%, 02/01/30, Pool #C00922        4,036,693
                                               --------------
                                                   13,066,848
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 15.73%
  2,000,000   5.625%, 03/15/01 .............        1,992,366
  1,381,211   7.000%, 01/01/13, Pool #313966        1,374,305
  1,085,511   7.000%, 03/01/13, Pool #251572        1,080,083
  2,367,572   6.000%, 06/01/13, Pool #429584        2,281,008
  1,007,833   7.500%, 07/01/23, Pool #226065        1,006,888
  1,702,027   6.500%, 09/01/28, Pool #430877        1,637,138
  2,632,887   6.500%, 10/01/28, Pool #442329        2,532,508
  2,588,687   6.000%, 06/01/29, Pool #190302        2,429,321
  1,679,359   6.500%, 06/01/29, Pool #501319        1,615,333
  1,695,061   6.500%, 07/01/29, Pool #503280        1,630,437
  2,478,268   7.500%, 11/01/29, Pool #252874        2,475,944
  4,227,102   7.500%, 02/01/30, Pool #529028        4,223,139
                                               --------------
                                                   24,278,470
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 9.74%
    847,112   7.000%, 10/15/23, Pool #345894          835,993
  1,035,408   6.500%, 03/15/26, Pool #422527        1,000,463
    963,826   7.000%, 06/15/27, Pool #780584          951,779
  1,471,896   6.500%, 09/20/27, Pool #002482        1,415,320
    943,465   7.500%, 07/15/28, Pool #464709          947,593
  4,911,731   7.000%, 09/15/28, Pool #458926        4,847,264
  2,068,027   6.000%, 01/15/29, Pool #457858        1,950,408
  1,758,857   7.000%, 03/15/29, Pool #505567        1,735,772
  1,343,469   8.000%, 08/20/30, Pool #002958        1,359,002
                                               --------------
                                                   15,043,594
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              U.S. TREASURY BONDS - 7.82%
$ 2,500,000   7.125%, 02/15/23 .............   $    2,844,482
  3,700,000   6.250%, 08/15/23 .............        3,817,856
  3,350,000   6.000%, 02/15/26 .............        3,358,499
  2,250,000   5.250%, 11/15/28 .............        2,046,161
                                               --------------
                                                   12,066,998
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ...........       69,628,792
                                               --------------
                 (Cost $69,937,873)

CORPORATE NOTES AND BONDS - 41.20%
              CABLE TELEVISION - 2.04%
              CSC Holdings, Inc., Senior Notes
  2,000,000   7.875%, 12/15/07 .............        1,939,280
  1,300,000   7.250%, 07/15/08 .............        1,208,334
                                               --------------
                                                    3,147,614
                                               --------------
              CAPITAL GOODS - 0.73%
  1,485,000   Owens Illinois, Inc., Senior Notes
                 7.850%, 05/15/04 ..........        1,121,175
                                               --------------
              ENERGY - 1.90%
  1,500,000   CMS Energy Corp., Senior Notes,
                 Series B
                 6.750%, 01/15/04 ..........        1,384,095
  1,655,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 ..........        1,550,334
                                               --------------
                                                    2,934,429
                                               --------------
              FINANCE - 13.26%
  2,500,000   Advanta Corp., MTN
                 7.000%, 05/01/01 ..........        2,399,515
  1,700,000   Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 ..........        1,571,883
  1,000,000   Continental Corp. (The)
                 7.250%, 03/01/03 ..........          980,627
  1,250,000   Duke Capital Corp., Senior Notes
                 7.250%, 10/01/04 ..........        1,261,128
  1,350,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 ..........        1,228,500
  3,000,000   Ford Motor Credit Co., Inc.
                 7.500%, 03/15/05 ..........        3,010,599
  1,500,000   Household Finance Corp.
                 7.875%, 03/01/07 ..........        1,518,287
  1,145,000   HSBC America Capital Trust I
                 7.808%, 12/15/26 (A) ......          999,587
  2,800,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) ......        2,566,530
  1,500,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) ......        1,469,541
  2,000,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) ......        1,960,992
  1,500,000   Prudential Insurance Co.
                 of America
                 8.300%, 07/01/25 (A) ......        1,506,630
                                               --------------
                                                   20,473,819
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              FOOD AND BEVERAGE - 1.39%
$ 2,250,000   Nabisco, Inc.
                 6.850%, 06/15/05 ..........   $    2,147,443
                                               --------------
              HEALTH CARE SERVICES - 6.98%
              Columbia/HCA Healthcare Corp.
  1,200,000   6.125%, 12/15/00 .............        1,196,282
  2,276,000   MTN, 8.850%, 01/01/07 ........        2,303,956
              HEALTHSOUTH Corp.
  1,375,000      3.250%, 04/01/03 ..........        1,165,313
  2,000,000      Senior Notes
                 6.875%, 06/15/05 ..........        1,775,150
  3,000,000   Omnicare, Inc.
                 5.000%, 12/01/07 ..........        2,253,750
  2,500,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 ..........        2,087,500
                                               --------------
                                                   10,781,951
                                               --------------
              METALS AND MINING - 1.64%
  2,750,000   Lukens, Inc.
                 7.625%, 08/01/04 ..........        2,532,632
                                               --------------
              OIL AND GAS EXTRACTION - 1.51%
  2,500,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 ..........        2,331,115
                                               --------------
              PRINTING AND PUBLISHING - 1.48%
              News America Holdings, Inc.,
                 Debentures
  2,000,000   7.750%, 01/20/24 .............        1,821,570
    500,000   7.750%, 02/01/24 .............          455,372
                                               --------------
                                                    2,276,942
                                               --------------
              RETAIL - 1.76%
  2,375,000   Kmart Corp., Debentures
                 7.950%, 02/01/23 ..........        1,503,881
  2,000,000   Pep Boys - Manny, Moe & Jack,
                 Subordinated Debentures
                 3.031%, 09/20/11 (B) ......        1,214,380
                                               --------------
                                                    2,718,261
                                               --------------
              TELECOMMUNICATIONS - 2.64%
  3,000,000   AT&T Corp.
                 6.000%, 03/15/09 ..........        2,637,078
  1,500,000   WorldCom, Inc., Senior Notes
                 6.400%, 08/15/05 ..........        1,443,974
                                               --------------
                                                    4,081,052
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              TRANSPORTATION - 1.00%
$ 1,557,511   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 10/15/10 ..........   $    1,542,092
                                               --------------
              UTILITIES - 2.75%
  1,750,000   Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........        1,806,205
  3,000,000   Niagara Mohawk Power Corp.,
                 Series H, Senior Notes,
                 Step Coupon
                 8.500%, 07/01/10 ..........        2,433,750
                                               --------------
                                                    4,239,955
                                               --------------
              WASTE DISPOSAL - 2.13%
  3,500,000   Waste Management, Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 ..........        3,281,250
                                               --------------
              TOTAL CORPORATE NOTES
              AND BONDS ....................       63,609,730
                                               --------------
                 (Cost $65,131,401)

YANKEE BONDS - 2.78%
  1,250,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) ......        1,079,486
  1,740,084   Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) .....        1,740,084
  1,500,000   Skandinaviska Enskilda,
                 Subordinated Notes
                 6.625%, 03/29/49 (A) ......        1,471,875
                                               --------------
              TOTAL YANKEE BONDS                    4,291,445
                                               --------------
                 (Cost $4,031,637)

NON-AGENCY/CMO MORTGAGE SECURITIES - 1.99%
  1,000,000   First Union-Lehman Bros.,
                 CMO Series 1997-C2, Class A2
                 6.600%, 05/18/07 ..........          986,585
    875,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2
                 7.475%, 08/25/28 (C) ......          881,836
  1,250,000   Morgan (J.P.) Commercial
                 Mortgage Finance Corp., CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (C) ......        1,204,688
                                               --------------
              TOTAL NON-AGENCY/CMO
              MORTGAGE SECURITIES ..........        3,073,109
                                               --------------
                 (Cost $3,135,281)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

REPURCHASE AGREEMENT - 7.52%
$11,617,000   Bank One 6.570%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $11,619,120 (Collateralized by
                 U.S. Government Agency Obligation
                 6.407% due on 12/27/00;
                 Total Par $11,975,000) ....   $   11,617,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       11,617,000
                                               --------------
                 (Cost $11,617,000)
TOTAL INVESTMENTS - 98.59% .................      152,220,076
                                               --------------
                 (Cost $153,853,192)*
NET OTHER ASSETS AND LIABILITIES - 1.41% ...        2,172,437
                                               --------------
NET ASSETS - 100.00% .......................   $  154,392,513
                                               ==============

---------------------
     *  Aggregate cost for Federal income tax purposes is $153,919,849.

        Gross unrealized appreciation ......   $    1,607,988
        Gross unrealized depreciation ......       (3,307,761)
                                               --------------
        Net unrealized depreciation ........   $   (1,699,773)
                                               ==============

    (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2000, these securities amounted to $13,043,308 or 8.45% of net assets.
    (B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
    (C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   CMO  Collateralized Mortgage Obligation
    IO  Interest Only security
   MTN  Medium Term Note
  REIT  Real Estate Investment Trust

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Repurchase Agreement .......................                8%
U.S. Government Obligations ................               11%
U.S. Government Agency Obligations .........               34%
Corporate Notes and Bonds (C):
Aaa ........................................                2%
Aa .........................................                1%
A ..........................................               15%
Baa ........................................                9%
Ba .........................................               14%
B ..........................................                4%
NR .........................................                2%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

MUNICIPAL SECURITIES - 97.49%
              ARIZONA - 6.28%
$   500,000   Phoenix Civic Improvement Corp.,
                 Water System Revenue,
                 Junior Lien
                 6.000%, 07/01/02 ..........   $      512,805
    450,000   Salt River Project, Agricultural
                 Improvement and Power District
                 Electric System Revenue
                 Refunding, Series A
                 5.500%, 01/01/05 ..........          466,699
    200,000   Tucson, Arizona Water Revenue
                 5.400%, 07/01/05 ..........          206,970
                                               --------------
                                                    1,186,474
                                               --------------
              CALIFORNIA - 1.96%
    350,000   San Francisco City and
                 County Airports Revenue,
                 Series-23A
                 5.500%, 05/01/10,
                 Insured: FGIC .............          370,146
                                               --------------
              CONNECTICUT - 1.06%
    200,000   Connecticut State Health &
                 Educational Facilities,
                 Yale University, Series U
                 4.150%, 07/01/33 VRDO .....          200,000
                                               --------------
              DISTRICT OF COLUMBIA - 3.42%
    640,000   District of Columbia,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 ..........          647,149
                                               --------------
              GEORGIA - 8.32%
    500,000   Burke County Development
                 Authority, Pollution
                 Control Revenue
                 4.530%, 09/01/30 ..........          500,675
    500,000   Cartersville Development Authority,
                 Water & Wastewater Facilities
                 Revenue, Series A
                 7.375%, 05/01/09 ..........          577,255
    250,000   State of Georgia, Series A, G.O.
                 6.100%, 03/01/05 ..........          265,652
    200,000   State of Georgia, Series D, G.O.
                 6.700%, 08/01/09 ..........          228,238
                                               --------------
                                                    1,571,820
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              ILLINOIS - 17.91%
$   500,000   Chicago Board of Education,
                 School Reform Board,
                 Series A, G.O.
                 5.250%, 12/01/21,
                 Insured: FGIC .............   $      482,075
              Chicago Public Building,
                 Commerce Building Revenue
    250,000      5.250%, 12/01/18                     244,847
    500,000      5.750%, 12/01/18,
                 Insured: MBIA .............          526,330
    250,000   Chicago Skyway Toll Bridge
                 Revenue, Prerefunded 01/01/04,
                 6.750%, 01/01/14 ..........          270,340
    475,000   Du Page County G.O. Alternative
                 Revenue, Jail Project,
                 Prefunded 01/01/02,
                 6.550%, 01/01/21 ..........          495,268
    500,000   Evanston, G.O.,
                 Prerefunded 12/01/02,
                 6.100%, 12/01/09 (C) ......          516,380
    265,000   Illinois State Civic Center
                 Special State Obligation
                 5.250%, 12/15/09 ..........          273,313
    500,000   Metropolitan Pier & Expansion
                 Authority, Dedicated State Tax
                 Revenue, Refunding, Series A
                 5.514%, 12/15/11,
                 Insured: MBIA (B) .........          282,265
    625,000   Northern Illinois University
                 Revenue, Auxilary Facilitiess
                 System Revenue
                 5.703%, 10/01/14,
                 Insured: FGIC (B) .........          295,419
                                               --------------
                                                    3,386,237
                                               --------------
              INDIANA - 4.86%
  1,000,000   Indiana Transportation Finance
                 Authority Highway Revenue
                 5.901%, 12/01/17,
                 Insured: AMBAC (B) ........          384,240
    500,000   Indianapolis Public Improvement
                 Revenue, Series B
                 6.000%, 01/10/20 ..........          534,900
                                               --------------
                                                      919,140
                                               --------------
              KENTUCKY - 3.78%
    350,000   Jefferson County, Series C, G.O.
                 5.375%, 05/15/03 ..........          356,412
    350,000   Kentucky State Turnpike Authority
                 Economic Development
                 Revenue, Revitalization Projects
                 5.700%, 01/01/03 ..........          358,172
                                               --------------
                                                      714,584
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              MASSACHUSETTS - 2.63%
  $ 500,000   Massachusetts State,
                 Series C, G.O.
                 5.250%, 08/01/17 ..........   $      497,755
                                               --------------
              MICHIGAN - 1.36%
    250,000   Michigan State Trunk Line
                 Revenue, Series A
                 5.500%, 11/01/16 ..........          257,252
                                               --------------
              MISSISSIPPI - 1.98%
    350,000   State of Mississippi, Capital
                 Improvements Issue,
                 Series I, G.O.
                 5.750%, 11/01/09 (C) ......          374,846
                                               --------------
              NEBRASKA - 3.74%
    200,000   American Public Energy Agency
                 Revenue, Nebraska Public Gas
                 Agency Project, Series A
                 4.250%, 06/01/06,
                 Insured: AMBAC ............          186,270
    500,000   Omaha Public Power District
                 Electric Revenue, Series C
                 5.400%, 02/01/08 ..........          520,930
                                               --------------
                                                      707,200
                                               --------------
              NEVADA - 2.00%
    350,000   Clark County,  Nevada School
                 District, G.O.,
                 Prerefunded 12/15/04,
                 6.400%, 06/15/06,
                 Insured: FGIC .............          377,219
                                               --------------
              NEW HAMPSHIRE - 1.31%
    250,000   New Hampshire State Housing
                 Financial Authority Single
                 Family Revenue, Series B
                 4.850%, 07/01/08 ..........          247,465
                                               --------------
              NEW YORK - 3.89%
    250,000   New York State, Commissioner
                 General Services Executive
                 Dept., Certificate Participation
                 4.250%, 09/01/01 ..........          249,558
    480,000   New York State Dormitory
                 Authority Revenue, Series C
                 5.100%, 05/15/03 ..........          486,586
                                               --------------
                                                      736,144
                                               --------------
              NORTH DAKOTA - 2.75%
    510,000   Grand Forks Refunding and
                 Improvement, Series A
                 5.000%, 12/01/04,
                 Insured: MBIA .............          518,813
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              OKLAHOMA - 3.98%
$   240,000   Oklahoma City, G.O.
                 5.550%, 08/01/11 ..........   $      252,686
    500,000   Oklahoma Housing Development
                 Authority Revenue Obligation
                 Lease Purchase Program -
                 Series A
                 5.100%, 11/01/05 ..........          500,000
                                               --------------
                                                      752,686
                                               --------------
              PENNSYLVANIA - 3.98%
    250,000   Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/03 (A) ......          244,995
    500,000   Pennsylvania Intergovernmental
                 Cooperative Authority, Special
                 Tax Revenue, City of Philadelphia
                 Funding  Program, Escrowed
                 to Maturity 6.000%, 06/15/02,
                 Insured: FGIC .............          507,905
                                               --------------
                                                      752,900
                                               --------------
              PUERTO RICO - 0.80%
    150,000   University of Puerto Rico,
                 University Revenues, Series N
                 4.750%, 06/01/01,
                 Insured: MBIA .............          150,803
                                               --------------
              SOUTH CAROLINA - 1.63%
    285,000   Anderson County School District
                 No. 002, Series B
                 7.125%, 03/01/04 ..........          307,766
                                               --------------
              TEXAS - 7.70%
    500,000   Brazos River Authority
                 5.500%, 06/19/01 ..........          502,105
    200,000   Humble Independent School
                 District Refunding,
                 Series II,  G.O.
                 5.500%, 02/15/10 ..........          210,066
    210,000   Tarrant County Health Facilities
                 Development Corp., Health
                 System Revenue, Series A
                 5.500%, 02/15/05,
                 Insured: MBIA .............          216,269
    500,000   Texas Municipal Power Agency
                 Revenue, Series E
                 5.500%, 09/01/10,
                 Insured: MBIA .............          526,330
                                               --------------
                                                    1,454,770
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              UTAH - 5.28%
$   300,000   Intermountain Power Agency,
                 Power Supply Revenue,
                 Series E
                 6.250%, 07/01/07,
                 Insured: FSA ..............   $      326,130
    350,000   Tooele County, Utah Hazardous
                 Waste Treatment Revenue,
                 Union Pacific Project
                 5.700%, 11/01/26 ..........          309,705
    350,000   Utah State Building Ownership
                 Authority Lease Revenue,
                 Series A State Facilities Master
                 Lease PG-C
                 5.500%, 05/15/11,
                 Insured: FSA ..............          363,027
                                               --------------
                                                      998,862
                                               --------------
              VIRGINIA - 1.32%
    250,000   Virginia State Housing Develop-
                 ment Revenue Authority
                 Commonwealth Mortage,
                 Series H
                 4.750%, 07/01/07 ..........          250,268
                                               --------------
              WASHINGTON - 2.61%
    475,000   King County, Series A, G.O.
                 5.800%, 01/01/04 (C) ......          492,689
                                               --------------
              WISCONSIN - 2.94%
    250,000   State of Wisconsin,
                 Series A, G.O.
                 5.750%, 05/01/04 ..........          259,919
    300,000   Wisconsin Housing and Economic
                 Development Authority, Home
                 Ownership Revenue, Series A
                 5.375%, 09/01/17 ..........          295,569
                                               --------------
                                                      555,488
                                               --------------
              TOTAL MUNICIPAL BONDS ........       18,428,476
                                               --------------
                 (Cost $18,218,911)

                                                   MARKET
SHARES                                             VALUE
------                                             -------

INVESTMENT COMPANIES - 3.74%
      7,000   Goldman Sachs Tax Exempt Fund    $        7,000
    699,212   Provident Money Market Fund ..          699,212
                                               --------------
              TOTAL INVESTMENT COMPANIES ...          706,212
                                               --------------
                 (Cost $706,212)
TOTAL INVESTMENTS - 101.23% ................       19,134,688
                                               --------------
                 (Cost $18,925,123)*
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (1.23)% .............         (232,023)
                                               --------------
NET ASSETS - 100.00% .......................   $   18,902,665
                                               ==============

----------------------
       * Aggregate cost for Federal income tax purposes is $18,925,123.

         Gross unrealized appreciation .....   $      292,947
         Gross unrealized depreciation .....          (83,382)
                                               --------------
         Net unrealized appreciation .......   $      209,565
                                               ==============

     (A) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2000.
     (B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
     (C) Standard & Poors' (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   AMBAC American Municipal Board Assurance Corp.
    FGIC Federal Guaranty Insurance Corp.
     FSA Fund Service Associates
    G.O. General Obligation
    MBIA Municipal Bond Insurance Corp.
     PCR Pollution Control Revenue
    VRDO Variable Rate Demand Obligation

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies .......................                4%
Corporate Notes and Bonds (C):
Aaa ........................................               49%
Aa .........................................               30%
A ..........................................               10%
Baa ........................................                7%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   AMORTIZED
PAR VALUE                                            COST
----------                                          -----

COMMERCIAL PAPER - 94.99%
$ 5,800,000   Daimler Chrysler North
                 American Holdings
                 6.540%, 11/01/00 ..........   $    5,800,000
  6,000,000   Prudential Funding Corp.
                 6.503%, 11/01/00 ..........        6,000,000
  5,000,000   United Technology Corp. (A)
                 6.480%, 11/01/00 ..........        5,000,000
  5,200,000   General Motors Acceptance Corp.
                 6.526%, 11/02/00 ..........        5,200,000
  8,900,000   Hertz Corp.
                 6.515%, 11/02/00 ..........        8,900,000
  6,700,000   Albertson's, Inc. (A)
                 6.563%, 11/03/00 ..........        6,697,562
  2,600,000   AON Corp. (A)
                 6.530%, 11/03/00 ..........        2,599,057
  7,000,000   General Electric Capital Corp.
                 6.506%, 11/03/00 ..........        7,000,000
  5,000,000   Albertson's, Inc. (A)
                 6.550%, 11/06/00 ..........        4,995,451
  5,000,000   Goldman Sachs & Co., Inc. (A)
                 6.500%, 11/06/00 ..........        4,995,486
  5,800,000   Household Finance Corp.
                 6.518%, 11/06/00 ..........        5,800,000
  5,000,000   Eaton Corp. (A)
                 6.520%, 11/07/00 ..........        4,994,567
  5,000,000   Goldman Sachs & Co., Inc. (A)
                 6.500%, 11/07/00 ..........        4,994,583
  8,000,000   Transamerica Financial Group,
                 Inc. 6.490%, 11/07/00 (A) .        7,991,347
  7,000,000   Ford Motor Credit Corp.
                 6.521%, 11/08/00 ..........        7,000,000
  6,000,000   IBM Corp.
                 6.503%, 11/08/00 ..........        6,000,000
  5,000,000   Prudential Funding Corp.
                 6.519%, 11/08/00 ..........        5,000,000
              American General Finance Corp.
  8,700,000      6.522%, 11/09/00 ..........        8,700,000
  9,700,000      6.530%, 11/09/00 ..........        9,700,000
  7,200,000   American Express Credit Corp.
                 6.523%, 11/10/00 ..........        7,200,000
  3,500,000   Ford Motor Credit Corp.
                 6.517%, 11/10/00 ..........        3,500,000
  3,700,000   Household Finance Corp.
                 6.531%, 11/10/00 ..........        3,700,000
  7,800,000   AON Corp. (A)
                 6.520%, 11/13/00 ..........        7,783,048
  5,000,000   Heller Financial, Inc.
                 6.624%, 11/13/00 ..........        5,000,000
  4,500,000   Household Finance Corp.
                 6.530%, 11/13/00 ..........        4,500,000
  9,000,000   AON Corp. (A)
                 6.530%, 11/14/00 ..........        8,978,777
  7,900,000   Duke Capital Corp. (A)
                 6.520%, 11/14/00 ..........        7,881,400
  4,000,000   American Express Credit Corp.
                 6.519%, 11/15/00 ..........        4,000,000

                                                   AMORTIZED
PAR VALUE                                            COST
----------                                          -----

$10,000,000   John Deere Capital Corp.
                 6.522%, 11/15/00 ..........   $   10,000,000
  5,000,000   Albertson's, Inc. (A)
                 6.570%, 11/16/00 ..........        4,986,312
  8,000,000   Duke Capital Corp. (A)
                 6.520%, 11/16/00 ..........        7,978,267
  8,600,000   Goldman Sachs & Co., Inc. (A)
                 6.500%, 11/16/00 ..........        8,576,708
  8,000,000   American Express Credit Corp.
                 6.516%, 11/17/00 ..........        8,000,000
  2,685,000   Duke Capital Corp. (A)
                 6.530%, 11/17/00 ..........        2,677,208
  7,000,000   Texaco, Inc.
                 6.503%, 11/17/00 ..........        7,000,000
  2,500,000   General Motors Acceptance Corp.
                 6.528%, 11/20/00 ..........        2,500,000
  7,000,000   Texaco, Inc.
                 6.506%, 11/20/00 ..........        7,000,000
  5,900,000   Wells Fargo Financial, Inc.
                 6.531%, 11/20/00 ..........        5,900,000
  8,000,000   CIT Group Holdings
                 6.521%, 11/21/00 ..........        8,000,000
  5,600,000   Hertz Corp.
                 6.530%, 11/21/00 ..........        5,600,000
  8,000,000   CIT Group Holdings
                 6.522%, 11/22/00 ..........        8,000,000
  2,000,000   Heller Financial, Inc.
                 6.575%, 11/22/00 ..........        2,000,000
  5,000,000   Household Finance Corp.
                 6.509%, 11/22/00 ..........        5,000,000
  5,000,000   IBM Corp.
                 6.511%, 11/27/00 ..........        5,000,000
  4,300,000   John Deere Capital Corp.
                 6.511%, 11/27/00 ..........        4,300,000
  7,000,000   Citicorp, Inc.
                 6.534%, 11/28/00 ..........        7,000,000
  5,000,000   John Deere Capital Corp.
                 6.512%, 11/28/00 ..........        5,000,000
  5,000,000   Ford Motor Credit Corp.
                 6.520%, 11/29/00 ..........        5,000,000
  5,000,000   IBM Corp.
                 6.513%, 11/29/00 ..........        5,000,000
  6,300,000   Consolidated Natural Gas (A)
                 6.550%, 11/30/00 ..........        6,266,759
  4,200,000   Heller Financial, Inc.
                 6.602%, 11/30/00 ..........        4,200,000
  7,300,000   Consolidated Natural Gas (A)
                 6.550%, 12/01/00 ..........        7,260,154
  6,000,000   General Motors Acceptance Corp.
                 6.531%, 12/01/00 ..........        6,000,000
  7,400,000   Heller Financial, Inc.
                 6.608%, 12/04/00 ..........        7,400,000
              General Electric Capital Corp.
  5,000,000      6.531%, 12/05/00 ..........        5,000,000
  6,300,000      6.532%, 12/06/00 ..........        6,300,000
  4,600,000   General Motors Acceptance Corp.
                 6.544%, 12/06/00 ..........        4,600,000
                                               --------------
              TOTAL COMMERCIAL PAPER .......      341,456,686
                                               --------------
                 (Cost $341,456,686)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 2000
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                   AMORTIZED
PAR VALUE                                            COST
----------                                          -----

GIC WITHIN FUNDING AGREEMENT - 2.78%
$10,000,000   Allstate Life Funding Agreement
                 GIC 6.692%, 11/01/00 ......   $   10,000,000
                                               --------------
              TOTAL GIC WITHIN FUNDING
              AGREEMENT ....................       10,000,000
                                               --------------
                 (Cost $10,000,000)

REPURCHASE AGREEMENT - 2.55%
  9,164,000   Bank One 6.450%, dated 10/31/00
                 to be repurchased on 11/01/00
                 at $9,165,642 (Collateralized by
                 U.S. Government Agency Obligation
                 7.000% due on 07/15/06;
                 Total Par $8,690,000) .....        9,164,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...        9,164,000
                                               --------------
                 (Cost $9,164,000)
TOTAL INVESTMENTS - 100.32% ................      360,620,686
                                               --------------
                 (Cost $360,620,686)*
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (0.32)% .............       (1,138,073)
                                               --------------
NET ASSETS - 100.00% .......................   $  359,482,613
                                               ==============

-----------------------
  * At October 31, 2000, cost is identical for book and Federal income tax purposes.

(A) Annualized yield at time of purchase.


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                       This page intentionally left blank.

      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------


                                                      ALLEGHANY/MONTAG  ALLEGHANY/CHICAGO                        ALLEGHANY/CHICAGO
                                                     & CALDWELL GROWTH    TRUST GROWTH &     ALLEGHANY/CHICAGO    TRUST SMALL CAP
                                                            FUND            INCOME FUND       TRUST TALON FUND       VALUE FUND
                                                     ------------------ ------------------   -----------------   ------------------
ASSETS:
Investments:
     Investments at cost ........................    $    2,348,250,024 $      328,086,959   $      23,550,295   $       44,108,415
     Repurchase agreements ......................            57,225,000         32,189,000                  --            1,778,000
     Net unrealized appreciation (depreciation) .           308,488,217        231,696,754           2,671,455            2,634,525
                                                     ------------------ ------------------   -----------------   ------------------
       Total investments at value ...............         2,713,963,241        591,972,713          26,221,750           48,520,940
Cash ............................................                    --                 --                  --              495,786
Foreign currency (cost $744,431 and $300,956) ...                    --                 --                  --                   --
Receivables:
     Dividends and interest .....................             2,428,590             71,162               2,806               19,021
     Dividends reclaim ..........................                    --                 --                  --                   --
     Fund shares sold ...........................             3,035,122          2,346,687             275,941              886,062
     Investments and foreign currency sold ......                    --                 --             848,599              219,590
     Due from Adviser, net ......................                    --                 --                  --                   --
Deferred organization costs .....................                    --                 --                  --                   --
Other assets ....................................                 6,340              6,845                 146                3,452
                                                     ------------------ ------------------   -----------------   ------------------
       Total assets .............................         2,719,433,293        594,397,407          27,349,242           50,144,851
                                                     ------------------ ------------------   -----------------   ------------------

LIABILITIES:
Payables:
     Bank overdraft .............................                 1,637              9,293                 254                   --
     Investments and foreign currency purchased .             6,783,680                 --             922,820              609,550
     Fund shares redeemed .......................            26,211,135            936,932                 742               69,103
     Due to Adviser, net ........................             1,481,236            334,085              14,348               37,221
     Distribution fee ...........................                17,935              7,125                 349                  646
     Trustees fees ..............................                28,446              6,351                 297                  534
Accrued expenses and other payables .............               497,847             90,918              21,083               16,518
                                                     ------------------ ------------------   -----------------   ------------------
       Total liabilities ........................            35,021,916          1,384,704             959,893              733,572
                                                     ------------------ ------------------   -----------------   ------------------
NET ASSETS ......................................    $    2,684,411,377 $      593,012,703   $      26,389,349   $       49,411,279
                                                     ================== ==================   =================   ==================

NET ASSETS CONSIST OF:
 Capital paid-in ................................    $    2,038,026,939 $      301,465,588   $      19,003,320   $       44,598,688
 Accumulated undistributed  net investment
    income (loss) ...............................               180,218                 --                  --               70,773
 Accumulated net realized gain (loss) on
    investments and foreign currency transactions           337,716,003         59,850,361           4,714,574            2,107,293
 Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currency .........           308,488,217        231,696,754           2,671,455            2,634,525
                                                     ------------------ ------------------   -----------------   ------------------
     TOTAL NET ASSETS ...........................    $    2,684,411,377 $      593,012,703   $      26,389,349   $       49,411,279
                                                     ================== ==================   =================   ==================
CLASS N:
 Net assets .....................................    $    1,349,760,357 $      542,436,016   $      26,389,349   $       49,411,279
 Shares of beneficial interest outstanding ......            43,120,710         17,575,386           1,426,835            4,558,476
     NET ASSET VALUE
     Offering and redemption price per share
     (Net Assets/Shares Outstanding) ............    $            31.30 $            30.86   $           18.50   $            10.84
                                                     ================== ==================   =================   ==================
CLASS I:
 Net Assets .....................................    $    1,334,651,020 $       50,576,687                 N/A                  N/A
 Shares of beneficial interest outstanding ......            42,098,145          1,637,513                 N/A                  N/A
     NET ASSET VALUE
     Offering and redemption price per share
     (Net Assets/Shares Outstanding) ............    $            31.70 $            30.89                 N/A                  N/A
                                                     ================== ==================   =================   ==================


                                                  ALLEGHANY/VEREDUS                       ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                                                  AGGRESSIVE GROWTH    ALLEGHANY/VEREDUS      INTERNATIONAL       EMERGING MARKETS
                                                        FUND             SCITECH FUND         DEVELOPED FUND            FUND
                                                  -----------------   ------------------    ------------------   ------------------
ASSETS:
Investments:
     Investments at cost ........................ $     151,156,573   $        2,331,051    $       44,653,400   $       14,892,623
     Repurchase agreements ......................        25,135,409              533,795                    --                   --
     Net unrealized appreciation (depreciation) .        16,503,049              (56,416)             (434,776)          (1,264,489)
                                                  -----------------   ------------------    ------------------   ------------------
       Total investments at value ...............       192,795,031            2,808,430            44,218,624           13,628,134
Cash ............................................             2,445                   --                    --                   --
Foreign currency (cost $744,431 and $300,956) ...                --                   --               745,182              300,064
Receivables:
     Dividends and interest .....................            13,033                  223                62,421               23,421
     Dividends reclaim ..........................                --                   --                72,386                  276
     Fund shares sold ...........................         2,343,199                   --                 1,701                4,040
     Investments and foreign currency sold ......         8,588,585               82,834                19,718               87,082
     Due from Adviser, net ......................                --               11,555                    --                   --
Deferred organization costs .....................            12,807                   --                    --                   --
Other assets ....................................             1,501                  402                   789                  243
                                                  -----------------   ------------------    ------------------   ------------------
       Total assets .............................       203,756,601            2,903,444            45,120,821           14,043,260
                                                  -----------------   ------------------    ------------------   ------------------

LIABILITIES:
Payables:
     Bank overdraft .............................                --               42,563               253,866              110,562
     Investments and foreign currency purchased .        20,436,463              152,678               589,808              398,034
     Fund shares redeemed .......................           281,840                   --                 1,892                   --
     Due to Adviser, net ........................           145,504                   --                23,797                3,716
     Distribution fee ...........................             2,403                   38                    81                   24
     Trustees fees ..............................             2,201                   37                   383                  140
Accrued expenses and other payables .............            82,429               12,233                62,956               51,163
                                                  -----------------   ------------------    ------------------   ------------------
       Total liabilities ........................        20,950,840              207,549               932,783              563,639
                                                  -----------------   ------------------    ------------------   ------------------
NET ASSETS ...................................... $     182,805,761   $        2,695,895    $      44,188,038    $       13,479,621
                                                  =================   ==================    ==================   ==================

NETASSETS CONSIST OF:
 Capital paid-in ................................ $     141,408,807   $        2,993,214    $      29,766,576    $       30,676,058
 Accumulated undistributed  net investment
    income (loss) ...............................              (428)              12,746                    --               61,491
 Accumulated net realized gain (loss) on
    investments and foreign currency transactions        24,894,333             (253,649)           14,869,088          (15,995,358)
 Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currency .........        16,503,049              (56,416)             (447,626)          (1,262,570)
                                                  -----------------   ------------------    ------------------   ------------------
     TOTAL NET ASSETS ........................... $     182,805,761   $        2,695,895    $       44,188,038   $       13,479,621
                                                  =================   ==================    ==================   ==================
CLASS N:
 Net assets ..................................... $     182,805,761   $        2,695,895    $        6,018,916   $        1,794,819
 Shares of beneficial interest outstanding ......         8,122,695              302,035               526,511              182,118
     NET ASSET VALUE
     Offering and redemption price per share
     (Net Assets/Shares Outstanding) ............ $           22.51   $             8.93    $           11.43    $             9.86
                                                  =================   ==================    ==================   ==================
CLASS I:
 Net Assets .....................................               N/A                  N/A    $       38,169,122   $       11,684,802
 Shares of beneficial interest outstanding ......               N/A                  N/A             3,329,159            1,183,399
     NET ASSET VALUE
     Offering and redemption price per share
     (Net Assets/Shares Outstanding) ............               N/A                  N/A    $            11.47   $             9.87
                                                  =================   ==================    ==================   ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48-49

      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
--------------------------------------------------------------------------------

                                                                         ALLEGHANY/MONTAG        ALLEGHANY/
                                                                       & CALDWELL BALANCED      CHICAGO TRUST    ALLEGHANY/CHICAGO
                                                                               FUND             BALANCED FUND     TRUST BOND  FUND
                                                                        ------------------   -----------------   ------------------
ASSETS:
Investments:
        Investments at cost .......................................     $      297,373,469   $     221,092,578   $      142,236,192
        Repurchase agreements .....................................             16,757,000          10,005,000           11,617,000
        Net unrealized appreciation (depreciation) ................             22,284,275          88,314,245           (1,633,116)
                                                                        ------------------   -----------------   ------------------
          Total investments at value ..............................            336,414,744         319,411,823          152,220,076
Cash ..............................................................                     --             125,886               94,589
Receivables:
        Dividends and interest ....................................              1,946,734           1,529,975            2,066,506
        Fund shares sold ..........................................                300,299             707,982              372,882
        Investments sold ..........................................                     --                  --                   --
        Due from Adviser, net .....................................                     --                  --                   --
Other assets ......................................................                    580                 599                1,261
                                                                        ------------------   -----------------   ------------------
          Total assets ............................................            338,662,357         321,776,265          154,755,314
                                                                        ------------------   -----------------   ------------------

LIABILITIES:
Payables:
        Bank overdraft ............................................                 10,275                  --                   --
        Dividend distribution .....................................                     --                  --                   --
        Investments purchased .....................................                     --             118,348              142,835
        Fund shares redeemed ......................................                646,622             185,572              149,018
        Due to Adviser, net .......................................                211,543             185,566               42,728
        Distribution fee ..........................................                  2,179               4,292                1,434
        Trustees fees .............................................                  3,814               3,511                1,739
Accrued expenses and other payables ...............................                 97,189              52,774               25,047
                                                                        ------------------   -----------------   ------------------
          Total liabilities .......................................                971,622             550,063              362,801
                                                                        ------------------   -----------------   ------------------
NET ASSETS ........................................................     $      337,690,735   $     321,226,202   $      154,392,513
                                                                        ==================   =================   ==================

NET ASSETS CONSIST OF:
    Capital paid-in ...............................................     $      303,680,599   $     209,441,858   $      157,955,053
    Accumulated undistributed net investment income ...............              1,007,748             822,040              547,324
    Accumulated net realized gain (loss) on investments ...........             10,718,113          22,648,059           (2,476,748)
    Net unrealized appreciation (depreciation) on investments .....             22,284,275          88,314,245           (1,633,116)
                                                                        ------------------   -----------------   ------------------
        TOTAL NET ASSETS ..........................................     $      337,690,735   $     321,226,202   $      154,392,513
                                                                        ==================   =================   ==================
CLASS N:
    Net assets ....................................................     $      162,896,052   $     321,226,202   $      104,960,213
    Shares of beneficial interest outstanding .....................              8,751,582          22,568,941           10,790,243
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...........................     $            18.61   $           14.23   $             9.73
                                                                        ==================   =================   ==================
CLASS I:
    Net Assets ....................................................     $      174,794,683                 N/A   $       49,432,300
    Shares of beneficial interest outstanding .....................              9,388,916                 N/A            5,081,420
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...........................     $            18.62                 N/A   $             9.73
                                                                        ==================   =================   ==================

                                                                         ALLEGHANY/CHICAGO    ALLEGHANY/CHICAGO
                                                                          TRUST MUNICIPAL       TRUST MONEY
                                                                             BOND FUND           MARKET FUND
                                                                         -----------------   ------------------
ASSETS:
Investments:
        Investments at cost .......................................     $       18,925,123   $      351,456,686
        Repurchase agreements .....................................                     --            9,164,000
        Net unrealized appreciation (depreciation) ................                209,565                   --
                                                                         -----------------   ------------------
          Total investments at value ..............................             19,134,688          360,620,686
Cash ..............................................................                    325                6,066
Receivables:
        Dividends and interest ....................................                301,938              768,190
        Fund shares sold ..........................................                 14,953              235,614
        Investments sold ..........................................                315,942                   --
        Due from Adviser, net .....................................                  6,946                   --
Other assets ......................................................                     35                1,051
                                                                         -----------------   ------------------
          Total assets ............................................             19,774,827          361,631,607
                                                                         -----------------   ------------------

LIABILITIES:
Payables:
        Bank overdraft ............................................                     --                   --
        Dividend distribution .....................................                 79,454            1,945,615
        Investments purchased .....................................                774,416                   --
        Fund shares redeemed ......................................                     --                   --
        Due to Adviser, net .......................................                     --              128,042
        Distribution fee ..........................................                    103                   --
        Trustees fees .............................................                    207                4,111
Accrued expenses and other payables ...............................                 17,982               71,226
                                                                         -----------------   ------------------
          Total liabilities .......................................                872,162            2,148,994
                                                                         -----------------   ------------------
NET ASSETS ........................................................      $      18,902,665   $      359,482,613
                                                                         =================   ==================

NET ASSETS CONSIST OF:
    Capital paid-in ...............................................      $      19,152,894   $      359,482,613
    Accumulated undistributed net investment income ...............                     --                   --
    Accumulated net realized gain (loss) on investments ...........               (459,794)                  --
    Net unrealized appreciation (depreciation) on investments .....                209,565                   --
                                                                         -----------------   ------------------
        TOTAL NET ASSETS ..........................................      $      18,902,665   $      359,482,613
                                                                         =================   ==================
CLASS N:
    Net assets ....................................................      $      18,902,665   $      359,482,613
    Shares of beneficial interest outstanding .....................              1,905,044          359,482,613
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...........................      $            9.92   $             1.00
                                                                         =================   ==================
CLASS I:
    Net Assets ....................................................                    N/A                  N/A
    Shares of beneficial interest outstanding .....................                    N/A                  N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ...........................                    N/A                  N/A
                                                                         =================   ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50-51

      ALLEGHANY FUNDS
---------------------

FOR THE YEAR ENDED OCTOBER 31, 2000
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                         ALLEGHANY/MONTAG   ALLEGHANY/CHICAGO                     ALLEGHANY/CHICAGO
                                                        & CALDWELL GROWTH     TRUST GROWTH &   ALLEGHANY/CHICAGO   TRUST SMALL CAP
                                                               FUND             INCOME FUND     TRUST TALON FUND      VALUE FUND
                                                        -----------------   -----------------   ----------------   ----------------
INVESTMENT INCOME:
     Dividends .....................................     $     26,828,974    $      3,182,638   $        211,029   $        814,311
     Less foreign taxes ............................                   --                  --             (3,240)                --
     Interest ......................................              758,453           1,684,583              4,523             98,402
                                                        -----------------   -----------------   ----------------   ----------------
      Total investment income ......................           27,587,427           4,867,221            212,312            912,713
                                                        -----------------   -----------------   ----------------   ----------------

EXPENSES:
     Investment advisory fees ......................           20,110,532           3,822,871            175,902            464,754
     Distribution expenses .........................            3,971,131           1,334,149             54,969            116,193
     Transfer agent fees ...........................            1,071,104             224,093             32,478             25,536
     Administration fees ...........................            1,672,936             297,648             13,738             27,513
     Registration expenses .........................               39,731              35,771             13,180             17,368
     Custodian fees ................................               23,341              22,186             12,675             14,274
     Amortization of organization costs ............                   --                  --                 --                 --
     Professional fees .............................               74,645              28,508             16,114             15,317
     Reports to shareholder expense ................              208,426              42,605              3,976              4,020
     Trustees fees .................................              105,731              19,674                803              1,631
     Other expenses ................................              129,632               8,579              1,502                522
                                                        -----------------   -----------------   ----------------   ----------------
      Total operating expenses .....................           27,407,209           5,836,084            325,337            687,128
                                                        -----------------   -----------------   ----------------   ----------------
      Expenses waived/reimbursed ...................                   --                  --            (39,493)           (36,464)
                                                        -----------------   -----------------   ----------------   ----------------
      Net operating expenses .......................           27,407,209           5,836,084            285,844            650,664
                                                        -----------------   -----------------   ----------------   ----------------
     Bank charges ..................................                   --                  --                 --                 --
                                                        -----------------   -----------------   ----------------   ----------------
      Net expenses .................................           27,407,209           5,836,084            285,844            650,664
                                                        -----------------   -----------------   ----------------   ----------------

NET INVESTMENT INCOME (LOSS) .......................              180,218            (968,863)           (73,532)           262,049
                                                        -----------------   -----------------   ----------------   ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS :
     Net realized gain (loss) on investments .......          337,718,133          59,850,744          4,788,271          3,348,077
     Net realized loss on futures contracts ........                   --                  --                 --                 --
     Net realized loss on foreign
      currency transactions ........................                   --                  --                 --                 --
     Net change in unrealized appreciation
      (depreciation) on investments ................         (364,014,769)         37,953,905          1,216,411          4,482,289
     Net change in unrealized depreciation
      on translation of assets and liabilities
      denominated in foreign currency ..............                   --                  --                 --                 --
                                                        -----------------   -----------------   ----------------   ----------------

     NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS ........................          (26,296,636)         97,804,649          6,004,682          7,830,366
                                                        -----------------   -----------------   ----------------   ----------------

     NET INCREASE (DECREASE) IN
      NET ASSETS FROM OPERATIONS ...................    $     (26,116,418)  $      96,835,786   $      5,931,150   $      8,092,415
                                                        =================   =================   ================   ================

                                                        ALLEGHANY/VEREDUS                      ALLEGHANY/BLAIRLOGIE
                                                        AGGRESSIVE GROWTH   ALLEGHANY/VEREDUS      INTERNATIONAL
                                                              FUND           SCITECH FUND(A)      DEVELOPED FUND
                                                        ----------------    ----------------     ----------------
INVESTMENT INCOME:
     Dividends .....................................    $         97,143    $             --     $      1,009,325
     Less foreign taxes ............................                  --                  --             (112,816)
     Interest ......................................             813,135              31,446              123,768
                                                        ----------------    ----------------     ----------------
      Total investment income ......................             910,278              31,446            1,020,277
                                                        ----------------    ----------------     ----------------

EXPENSES:
     Investment advisory fees ......................           1,478,512               8,668              654,332
     Distribution expenses .........................             369,628               2,168               17,290
     Transfer agent fees ...........................             103,290               6,299               22,736
     Administration fees ...........................              82,947                 860               70,445
     Registration expenses .........................              35,553              16,904               23,673
     Custodian fees ................................              22,040               3,859              104,039
     Amortization of organization costs ............               4,828                  --                   --
     Professional fees .............................              17,472              13,077               16,553
     Reports to shareholder expense ................              19,895                 141                7,698
     Trustees fees .................................               5,227                  50                2,586
     Other expenses ................................              21,550               1,427                6,159
                                                        ----------------    ----------------     ----------------
      Total operating expenses .....................           2,160,942              53,453              925,511
                                                        ----------------    ----------------     ----------------
      Expenses waived/reimbursed ...................             (91,005)            (40,452)             (61,420)
                                                        ----------------    ----------------     ----------------
      Net operating expenses .......................           2,069,937              13,001              864,091
                                                        ----------------    ----------------     ----------------
     Bank charges ..................................                  --                  --               60,543
                                                        ----------------    ----------------     ----------------
      Net expenses .................................           2,069,937              13,001              924,634
                                                        ----------------    ----------------     ----------------

NET INVESTMENT INCOME (LOSS) .......................          (1,159,659)             18,445               95,643
                                                        ----------------    ----------------     ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS :
     Net realized gain (loss) on investments .......          26,859,085            (253,649)          15,410,330
     Net realized loss on futures contracts ........                  --                  --              (41,285)
     Net realized loss on foreign
      currency transactions ........................                  --                  --             (501,642)
     Net change in unrealized appreciation
      (depreciation) on investments ................           6,057,746             (56,416)         (14,752,985)
     Net change in unrealized depreciation
      on translation of assets and liabilities
      denominated in foreign currency ..............                  --                  --              (16,466)
                                                        ----------------    ----------------     ----------------

     NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS ........................          32,916,831            (310,065)              97,952
                                                        ----------------    ----------------     ----------------

     NET INCREASE (DECREASE) IN
      NET ASSETS FROM OPERATIONS ...................    $     31,757,172    $       (291,620)    $        193,595
                                                        ================    ================     ================

--------------------------------------------------------------------------------
(a) Alleghany/Veredus SciTech Fund commenced operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52-53

      ALLEGHANY FUNDS
---------------------

FOR THE YEAR ENDED OCTOBER 31, 2000
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------


                                                     ALLEGHANY/BLAIRLOGIE  ALLEGHANY/MONTAG
                                                       EMERGING MARKETS    CALDWELL BALANCED   ALLEGHANY/CHICAGO
                                                             FUND                FUND         TRUST BALANCED FUND
                                                      -----------------    ----------------    ----------------
INVESTMENT INCOME:
     Dividends                                         $        373,312    $      1,397,442    $      1,140,606
     Less foreign taxes                                         (36,174)                 --                  --
     Interest                                                    31,430           8,570,960           8,690,611
                                                      -----------------    ----------------    ----------------
      Total investment income                                   368,568           9,968,402           9,831,217
                                                      -----------------    ----------------    ----------------

EXPENSES:
     Investment advisory fees                                   157,847           2,441,000           2,139,983
     Distribution expenses                                        5,637             414,476             764,280
     Transfer agent fees                                         12,869              94,007              29,798
     Administration fees                                         36,774             183,095             178,014
     Registration expenses                                       23,230              53,450              16,689
     Custodian fees                                              67,356              23,842              21,169
     Professional fees                                           17,029              23,517              22,111
     Amortization of organization costs                              --                  --               1,232
     Reports to shareholder expense                               1,857              11,803              25,371
     Trustees fees                                                  624              11,295              10,878
     Other expenses                                               2,826              24,327                 499
                                                      -----------------    ----------------    ----------------
      Total operating expenses                                  326,049           3,280,812           3,210,024
                                                      -----------------    ----------------    ----------------
      Expenses waived/reimbursed                                (69,709)                 --                  --
                                                      -----------------    ----------------    ----------------
      Net operating expenses                                    256,340           3,280,812           3,210,024
                                                      -----------------    ----------------    ----------------
     Bank charges                                                 4,051                  --                  --
                                                      -----------------    ----------------    ----------------
      Net expenses                                              260,391           3,280,812           3,210,024
                                                      -----------------    ----------------    ----------------

NET INVESTMENT INCOME                                           108,177           6,687,590           6,621,193
                                                      -----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS :
     Net realized gain (loss) on investments                  1,550,743          10,862,039          22,637,439
     Net realized loss on foreign currency
      transactions                                              (37,679)                 --                  --
     Net change in unrealized appreciation
      (depreciation) on investments                          (2,225,362)        (10,774,845)         12,662,153
     Net change in unrealized appreciation
      on translation of assets and liabilities
      denominated in foreign currency                            13,643                  --                  --
                                                      -----------------    ----------------    ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                               (698,655)             87,194          35,299,592
                                                      -----------------    ----------------    ----------------

     NET INCREASE (DECREASE) IN
      NET ASSETS FROM OPERATIONS                       $       (590,478)   $      6,774,784    $     41,920,785
                                                      =================    ================    ================


                                                                         ALLEGHANY/CHICAGO    ALLEGHANY/CHICAGO
                                                     ALLEGHANY/CHICAGO     TRUST MUNICIPAL   TRUST MONEY MARKET
                                                       TRUST BOND FUND        BOND FUND             FUND
                                                      ----------------    ----------------    ----------------
INVESTMENT INCOME:
     Dividends                                        $             --    $             --    $             --
     Less foreign taxes                                             --                  --                  --
     Interest                                               10,505,021             838,992          24,465,063
                                                      ----------------    ----------------    ----------------
      Total investment income                               10,505,021             838,992          24,465,063
                                                      ----------------    ----------------    ----------------

EXPENSES:
     Investment advisory fees                                  773,197             100,946           1,573,389
     Distribution expenses                                     319,737              16,825                  --
     Transfer agent fees                                        33,188              18,936              62,761
     Administration fees                                        85,456              15,895             213,556
     Registration expenses                                      22,425              12,937              20,324
     Custodian fees                                             19,448              11,011              18,291
     Professional fees                                          20,102              16,614              23,432
     Amortization of organization costs                             --                  --                  --
     Reports to shareholder expense                             12,030               1,603              32,015
     Trustees fees                                               5,160                 612              14,145
     Other expenses                                              8,956                 688              21,974
                                                      ----------------    ----------------    ----------------
      Total operating expenses                               1,299,699             196,067           1,979,887
                                                      ----------------    ----------------    ----------------
      Expenses waived/reimbursed                              (267,750)           (179,242)                 --
                                                      ----------------    ----------------    ----------------
      Net operating expenses                                 1,031,949              16,825           1,979,887
                                                      ----------------    ----------------    ----------------
     Bank charges                                                   --                  --                  --
                                                      ----------------    ----------------    ----------------
      Net expenses                                           1,031,949              16,825           1,979,887
                                                      ----------------    ----------------    ----------------

NET INVESTMENT INCOME                                        9,473,072             822,167          22,485,176
                                                      ----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS :
     Net realized gain (loss) on investments                (2,022,183)           (449,564)                 --
     Net realized loss on foreign currency
      transactions                                                  --                  --                  --
     Net change in unrealized appreciation
      (depreciation) on investments                          2,276,122             807,634                  --
     Net change in unrealized appreciation
      on translation of assets and liabilities
      denominated in foreign currency                               --                  --                  --
                                                      ----------------    ----------------    ----------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                               253,939             358,070                  --
                                                      ----------------    ----------------    ----------------

     NET INCREASE (DECREASE) IN
      NET ASSETS FROM OPERATIONS                      $      9,727,011    $      1,180,237    $     22,485,176
                                                      ================    ================    ================

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52-53

      ALLEGHANY FUNDS
---------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ALLEGHANY/MONTAG                ALLEGHANY/CHICAGO
                                                                & CALDWELL GROWTH                  TRUST GROWTH &
                                                                       FUND                          INCOME FUND
                                                        --------------------------------  -----------------------------
                                                              YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                             2000               1999             2000          1999
                                                        ---------------   --------------  -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...................   $ 2,982,468,577   $1,742,778,507  $ 490,188,782   $ 367,666,442
                                                        ---------------   --------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................           180,218         (639,463)      (968,863)     (1,141,812)
    Net realized gain (loss) on investments sold ....       337,718,133      148,878,688     59,850,744      36,048,190
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....      (364,014,769)     416,154,751     37,953,905      69,358,356
                                                        ---------------   --------------  -------------   -------------
    Net increase (decrease) in
       net assets from operations ...................       (26,116,418)     564,393,976     96,835,786     104,264,734
                                                        ---------------   --------------  -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --               --             --              --
    Net realized gain on investments:
       Class N ......................................       (79,026,102)     (35,583,495)   (36,048,318)    (23,278,710)
       Class I ......................................       (69,733,403)     (28,418,102)            --             --
                                                        ---------------   --------------  -------------   -------------
       Total distributions ..........................      (148,759,505)     (64,001,597)   (36,048,318)    (23,278,710)
                                                        ---------------   --------------  -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ......................................       845,153,869    1,051,011,357    176,778,621     184,622,120
       Class I ......................................       673,460,519      953,960,617     49,108,046              --
    Issued to shareholders in
     reinvestment of distributions:
       Class N ......................................        72,385,785       33,017,124     35,118,050      22,904,776
       Class I ......................................        63,293,452       25,234,975             --              --
    Cost of shares repurchased:
       Class N ......................................    (1,090,341,499)    (751,465,775)  (216,690,023)   (165,990,580)
       Class I ......................................      (687,133,403)    (572,460,607)    (2,278,241)             --
                                                        ---------------   --------------  -------------   -------------
          Net increase (decrease) from capital
              share transactions ....................      (123,181,277)     739,297,691     42,036,453      41,536,316
                                                        ---------------   --------------  -------------   -------------
          Total increase (decrease) in net assets ...      (298,057,200)   1,239,690,070    102,823,921     122,522,340
                                                        ---------------   --------------  -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $ 2,684,411,377   $2,982,468,577  $ 593,012,703   $ 490,188,782
                                                        ===============   ==============  =============   =============
    (A)Undistributed (overdistributed) net
       investment income ............................   $       180,218   $           --  $          --   $          --
                                                        ===============   ==============  =============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .........................................        25,596,000       33,562,499      6,124,572       7,050,057
       Issued to shareholders in reinvestment
          of distributions ..........................         2,140,542        1,195,841      1,299,232       1,005,045
       Repurchased ..................................       (33,273,816)     (24,010,343)    (7,536,041)     (6,314,269)
    Class I:
       Sold .........................................        19,998,395       30,617,406      1,712,047              --
       Issued to shareholders in reinvestment
          of distributions ..........................         1,836,069          903,059             --              --
       Repurchased ..................................       (20,672,126)     (18,295,778)       (74,534)             --
                                                        ---------------   --------------  -------------   -------------
          Net increase (decrease)
              in shares outstanding .................        (4,374,936)      23,972,684      1,525,276       1,740,833
                                                        ===============   ==============  =============   =============

                                                                                          ALLEGHANY/CHICAGO
                                                             ALLEGHANY/CHICAGO              TRUST SMALLCAP
                                                              TRUST TALON FUND                VALUE FUND
                                                        --------------------------   --------------------------
                                                          YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                                             2000          1999          2000         1999(A)
                                                        ------------   -----------   ------------   -----------
NET ASSETS AT BEGINNING OF PERIOD ...................   $ 17,586,038   $22,727,692   $ 42,478,264   $        10
                                                        ------------   -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................        (73,532)      (61,638)       262,049       182,607
    Net realized gain (loss) on investments sold ....      4,788,271       567,265      3,348,077    (1,284,384)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....      1,216,411       187,313      4,482,289    (1,847,764)
                                                        ------------   -----------   ------------   -----------
    Net increase (decrease) in
       net assets from operations ...................      5,931,150       692,940      8,092,415    (2,949,541)
                                                        ------------   -----------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................             --        (8,361)      (294,216)      (36,178)
    Net realized gain on investments:
       Class N ......................................       (195,413)           --             --            --
       Class I ......................................             --           --              --            --
                                                        ------------   -----------   ------------   -----------
       Total distributions ..........................       (195,413)       (8,361)      (294,216)      (36,178)
                                                        ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ......................................     17,741,640     2,333,613     13,560,525    52,641,474
       Class I ......................................             --           --              --            --
    Issued to shareholders in
     reinvestment of distributions:
       Class N ......................................        190,895         8,053        275,944        36,171
       Class I ......................................             --            --             --            --
    Cost of shares repurchased:
       Class N ......................................    (14,864,961)   (8,167,899)   (14,701,653)   (7,213,672)
       Class I ......................................             --            --             --            --
                                                        ------------   -----------   ------------   -----------
          Net increase (decrease) from capital
              share transactions ....................      3,067,574    (5,826,233)      (865,184)   45,463,973
                                                        ------------   -----------   ------------   -----------
          Total increase (decrease) in net assets ...      8,803,311    (5,141,654)     6,933,015    42,478,254
                                                        ------------   -----------   ------------   -----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $ 26,389,349   $17,586,038   $ 49,411,279   $42,478,264
                                                        ============   ===========   ============   ===========
    (A)Undistributed (overdistributed) net
       investment income ............................   $         --   $        --   $     70,773   $   146,540
                                                        ============   ===========   ============   ===========
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .........................................        959,918       166,866      1,391,079     5,361,902
       Issued to shareholders in reinvestment
          of distributions ..........................         13,351           603         28,659         3,661
       Repurchased ..................................       (853,475)     (587,080)    (1,486,175)     (740,651)
    Class I:
       Sold .........................................             --           --              --            --
       Issued to shareholders in reinvestment
          of distributions ..........................             --           --              --            --
       Repurchased ..................................             --           --              --            --
                                                        ------------   -----------   ------------   -----------
          Net increase (decrease)
              in shares outstanding .................        119,794      (419,611)       (66,437)    4,624,912
                                                        ============   ===========   ============   ===========


                                                            ALLEGHANY/VEREDUS
                                                          AGGRESSIVE GROWTH FUND
                                                        --------------------------
                                                           YEARS ENDED OCTOBER 31,
                                                            2000           1999
                                                        ------------   -----------
NET ASSETS AT BEGINNING OF PERIOD ...................   $ 57,281,574   $12,673,539
                                                        ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................     (1,159,659)     (270,497)
    Net realized gain (loss) on investments sold ....     26,859,085     9,807,382
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....      6,057,746    10,248,334
                                                        ------------   -----------
    Net increase (decrease) in
       net assets from operations ...................     31,757,172    19,785,219
                                                        ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................             --            --
    Net realized gain on investments:
       Class N ......................................     (8,782,878)           --
       Class I ......................................             --            --
                                                        ------------   -----------
       Total distributions ..........................     (8,782,878)           --
                                                        ------------   -----------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ......................................    179,463,335    34,532,762
       Class I ......................................             --            --
    Issued to shareholders in
     reinvestment of distributions:
       Class N ......................................      8,589,707            --
       Class I ......................................             --            --
    Cost of shares repurchased:
       Class N ......................................    (85,503,149)   (9,709,946)
       Class I ......................................             --            --
                                                        ------------   -----------
          Net increase (decrease) from capital
              share transactions ....................    102,549,893    24,822,816
                                                        ------------   -----------
          Total increase (decrease) in net assets ...    125,524,187    44,608,035
                                                        ------------   -----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $182,805,761   $57,281,574
                                                        ============   ===========
    (A)Undistributed (overdistributed) net
       investment income ............................   $       (428)  $        --
                                                        ============   ===========
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .........................................      7,871,582     2,693,561
       Issued to shareholders in reinvestment
          of distributions ..........................        483,664            --
       Repurchased ..................................     (3,682,466)     (713,478)
    Class I:
       Sold .........................................             --            --
       Issued to shareholders in reinvestment
          of distributions ..........................             --            --
       Repurchased ..................................             --            --
                                                        ------------   -----------
          Net increase (decrease)
              in shares outstanding .................      4,672,780     1,980,083
                                                        ============   ===========

------------------------
(a) Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56-57

      ALLEGHANY FUNDS
---------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                            ALLEGHANY/VEREDUS         ALLEGHANY/BLAIRLOGIE INTERNATIONAL
                                                              SCITECH FUND                      DEVELOPED FUND
                                                            ---------------   -----------------------------------------------
                                                              PERIOD ENDED      YEAR ENDED     SIX MONTHS       TEN MONTHS
                                                               OCTOBER 31,     OCTOBER 31,  ENDED OCTOBER 31,  ENDED APRIL 30,
                                                                 2000(A)          2000            1999             1999(B)
                                                            ---------------   ------------  ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD                           $            --   $104,583,366  $   106,362,307   $   138,750,570
                                                            ---------------   ------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................            18,445         95,643          640,627           (53,423)
    Net realized gain (loss) on investments sold
       and foreign currency translations ................          (253,649)    14,867,403        8,646,046        13,206,377
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ......           (56,416)   (14,769,451)      (3,656,254)       (9,261,285)
                                                            ---------------   ------------  ---------------   ---------------
    Net increase (decrease) in net assets from operations          (291,620)       193,595        5,630,419         3,891,669
                                                            ---------------   ------------  ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................            (5,699)       (40,326)              --                --
       Class I ..........................................                --       (684,209)              --          (461,778)
    Net realized gain on investments:
       Class N ..........................................                --       (580,772)              --          (948,765)
       Class I ..........................................                --     (8,051,198)              --       (12,721,855)
    Return of Capital
       Class N ..........................................                --             --               --                --
       Class I ..........................................                --             --               --                --
                                                            ---------------   ------------  ---------------   ---------------
       Total distributions ..............................            (5,699)    (9,356,505)              --       (14,132,398)
                                                            ---------------   ------------  ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..........................................         3,196,369      1,287,383        4,019,607       112,028,851
       Class I ..........................................                --     31,994,950       59,579,527        88,175,722
    Issued to shareholders in reinvestment of distributions:
       Class N ..........................................             5,650        542,653               --           808,014
       Class I ..........................................                --      8,671,276               --        12,916,908
    Cost of shares repurchased:
       Class N ..........................................          (208,805)    (2,327,895)      (2,225,372)     (123,609,614)
       Class I ..........................................                --    (91,400,785)     (68,783,122)     (112,467,415)
                                                            ---------------   ------------  ---------------   ---------------
          Net increase (decrease) from capital
              share transactions ........................         2,993,214    (51,232,418)      (7,409,360)      (22,147,534)
                                                            ---------------   ------------  ---------------   ---------------
          Total increase (decrease) in net assets .......         2,695,895    (60,395,328)      (1,778,941)      (32,388,263)
                                                            ---------------   ------------  ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........   $     2,695,895   $ 44,188,038  $   104,583,366   $   106,362,307
                                                            ===============   ============  ===============   ===============
    (A)Undistributed (overdistributed) net
       investment income (loss) .........................   $        12,746   $         --  $       717,458   $        (4,476)
                                                            ===============   ============  ===============   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .............................................           322,300         99,345          322,638         8,379,342
       Issued to shareholders in
         reinvestment of distributions ..................               586         41,968               --            62,711
       Repurchased ......................................           (20,851)      (176,820)        (176,179)       (9,182,886)
    Class I:
       Sold .............................................                --      2,478,202        4,694,010         6,455,344
       Issued to shareholders in
         reinvestment of distributions ..................                --        670,114               --         1,009,365
       Repurchased ......................................                --     (7,062,090)      (5,409,299)       (8,037,843)
                                                            ---------------   ------------  ---------------   ---------------
          Net increase (decrease) in shares outstanding .           302,035     (3,949,281)        (568,830)       (1,313,967)
                                                            ===============   ============  ===============   ===============

                                                                             ALLEGHANY/BLAIRLOGIE
                                                                            EMERGING MARKETS FUND
                                                             ---------------------------------------------------
                                                                YEAR ENDED    SIX MONTHS ENDED  TEN MONTHS ENDED
                                                                  OCTOBER 31,     OCTOBER 31,        APRIL 30,
                                                                    2000             1999             1999(B)
                                                             ---------------   --------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD                            $    18,308,172   $   19,004,118   $    27,569,318
                                                             ---------------   --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................            108,177          101,678           153,762
    Net realized gain (loss) on investments sold
       and foreign currency translations ................          1,513,064          375,008        (4,788,570)
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ......         (2,211,719)          80,954         3,735,165
                                                             ---------------   --------------   ---------------
    Net increase (decrease) in net assets from operations           (590,478)         557,640          (899,643)
                                                             ---------------   --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................             (2,599)              --            (1,704)
       Class I ..........................................            (51,540)              --           (81,016)
    Net realized gain on investments:
       Class N ..........................................                 --               --                --
       Class I ..........................................                 --              --                 --
    Return of Capital
       Class N ..........................................                 --               --              (549)
       Class I ..........................................                 --              --            (26,128)
                                                             ---------------   --------------   ---------------
       Total distributions ..............................            (54,139)              --          (109,397)
                                                             ---------------   --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..........................................          3,762,087        1,167,427         4,825,690
       Class I ..........................................          7,304,860        4,964,104        23,834,837
    Issued to shareholders in reinvestment of distributions:
       Class N ..........................................              2,333               --             4,501
       Class I ..........................................             49,584               --            93,520
    Cost of shares repurchased:
       Class N ..........................................         (3,386,003)        (421,986)       (6,805,094)
       Class I ..........................................        (11,916,795)      (6,963,131)      (29,509,614)
                                                             ---------------   --------------   ---------------
          Net increase (decrease) from capital
              share transactions ........................         (4,183,934)      (1,253,586)       (7,556,160)
                                                             ---------------   --------------   ---------------
          Total increase (decrease) in net assets .......         (4,828,551)        (695,946)       (8,565,200)
                                                             ---------------   --------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........    $    13,479,621   $   18,308,172   $    19,004,118
                                                             ===============   ==============   ===============
    (A)Undistributed (overdistributed) net
       investment income (loss) .........................    $        61,491   $       45,132   $        (1,001)
                                                             ===============   ==============   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .............................................            267,933          108,246           561,023
       Issued to shareholders in
         reinvestment of distributions ..................                185               --               159
       Repurchased ......................................           (246,832)         (39,603)         (795,208)
    Class I:
       Sold .............................................            571,869          454,687         2,801,577
       Issued to shareholders in
         reinvestment of distributions ..................              3,923               --            10,113
       Repurchased ......................................           (929,269)        (647,362)       (3,463,865)
                                                             ---------------   --------------   ---------------
          Net increase (decrease) in shares outstanding .           (332,191)        (124,032)         (886,201)
                                                             ===============   ==============   ===============

                                                              ALLEGHANY/MONTAG & CALDWELL
                                                                      BALANCED FUND
                                                              ----------------------------

                                                                 YEARS ENDED OCTOBER 31,
                                                                  2000           1999(C)
                                                              ------------   -------------
NET ASSETS AT BEGINNING OF PERIOD                             $251,192,049   $ 158,398,348
                                                              ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................        6,687,590       3,379,975
    Net realized gain (loss) on investments sold
       and foreign currency translations ................       10,862,039      12,323,201
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ......      (10,774,845)     15,541,127
                                                              ------------   -------------
    Net increase (decrease) in net assets from operations        6,774,784      31,244,303
                                                              ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................       (2,991,137)     (2,253,523)
       Class I ..........................................       (3,353,338)       (817,375)
    Net realized gain on investments:
       Class N ..........................................       (7,228,902)     (8,904,043)
       Class I ..........................................       (4,863,092)             --
    Return of Capital
       Class N ..........................................               --              --
       Class I ..........................................               --              --
                                                              ------------   -------------
       Total distributions ..............................      (18,436,469)    (11,974,941)
                                                              ------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..........................................       54,472,989      76,418,226
       Class I ..........................................      136,488,459      97,458,628
    Issued to shareholders in reinvestment of distributions:
       Class N ..........................................       10,046,917      11,005,944
       Class I ..........................................        7,418,065         817,440
    Cost of shares repurchased:
       Class N ..........................................      (54,615,985)   (101,572,790)
       Class I ..........................................      (55,650,074)    (10,603,109)
                                                              ------------   -------------
          Net increase (decrease) from capital
              share transactions ........................       98,160,371      73,524,339
                                                              ------------   -------------
          Total increase (decrease) in net assets .......       86,498,686      92,793,701
                                                              ------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........     $337,690,735   $ 251,192,049
                                                              ============   =============
    (A)Undistributed (overdistributed) net
       investment income (loss) .........................     $  1,007,748   $     660,478
                                                              ============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .............................................        2,852,176       4,064,233
       Issued to shareholders in
         reinvestment of distributions ..................          521,656         621,725
       Repurchased ......................................       (2,879,104)     (5,426,672)
    Class I:
       Sold .............................................        7,257,599       5,199,224
       Issued to shareholders in
         reinvestment of distributions ..................          387,498          43,055
       Repurchased ......................................       (2,937,423)       (561,037)
                                                              ------------   -------------
          Net increase (decrease) in shares outstanding .        5,202,402       3,940,528
                                                              ============   =============

--------------------------------------------------------------------------------
(a) Alleghany/Veredus SciTech Fund commenced operations on June 30, 2000.
(b) Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(c) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58-59

      ALLEGHANY FUNDS
---------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                      ALLEGHANY/                    ALLEGHANY/
                                                                     CHICAGO TRUST                CHICAGO TRUST
                                                                     BALANCED FUND                  BOND FUND
                                                              ---------------------------  ---------------------------
                                                               YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                                  2000           1999          2000           1999
                                                              ------------   ------------  ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD                             $294,426,017   $219,361,542  $133,408,155   $160,561,220
                                                              ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ................................       6,621,193      5,674,652     9,473,072      9,236,090
    Net realized gain (loss) on investments sold .........      22,637,439      8,203,023    (2,022,183)      (446,987)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .........      12,662,153     25,535,665     2,276,122     (7,370,531)
                                                              ------------   ------------  ------------   ------------
    Net increase (decrease) in net assets from operations       41,920,785     39,413,340     9,727,011      1,418,572
                                                              ------------   ------------  ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................      (6,763,325)    (5,364,029)   (8,490,906)    (9,226,493)
       Class I ...........................................              --             --      (864,678)            --
    Net realized gain on investments:
       Class N ...........................................      (8,216,573)   (13,010,618)           --       (708,779)
       Class I ...........................................              --             --            --             --
                                                              ------------   ------------  ------------   ------------
       Total distributions ...............................     (14,979,898)   (18,374,647)   (9,355,584)    (9,935,272)
                                                              ------------   ------------  ------------   ------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...........................................      56,001,793    100,719,712    52,505,198     46,629,918
       Class I ...........................................              --             --    50,791,637             --
    Issued to shareholders in reinvestment of distributions:
       Class N ...........................................      14,964,263     18,361,299     7,417,523      8,833,465
       Class I ...........................................              --             --       466,492             --
    Cost of shares repurchased:
       Class N ...........................................     (71,106,758)   (65,055,229)  (88,309,407)   (74,099,748)
       Class I ...........................................              --             --    (2,258,512)            --
                                                              ------------   ------------  ------------   ------------
          Net increase (decrease) from capital
              share transactions .........................        (140,702)    54,025,782    20,612,931    (18,636,365)
                                                              ------------   ------------  ------------   ------------
          Total increase (decrease) in net assets ........      26,800,185     75,064,475    20,984,358    (27,153,065)
                                                              ------------   ------------  ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........    $321,226,202   $294,426,017  $154,392,513   $133,408,155
                                                              ============   ============  ============   ============
    (A)              Undistributed net investment income .    $    822,040   $    976,162  $    547,324   $    426,916
                                                              ============   ============  ============   ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..............................................       4,168,717      7,946,222     5,445,754      4,672,863
       Issued to shareholders in reinvestment
          of distributions ...............................       1,141,960      1,540,005       771,172        869,864
       Repurchased .......................................      (5,322,337)    (5,135,906)   (9,163,498)    (7,442,578)
    Class I:
       Sold ..............................................              --             --     5,265,548             --
       Issued to shareholders in reinvestment
          of distributions ...............................              --             --        48,141             --
       Repurchased .......................................              --             --      (232,269)            --
                                                              ------------   ------------  ------------   ------------
          Net increase (decrease) in shares outstanding ..         (11,660)     4,350,321     2,134,848     (1,899,851)
                                                              ============   ============  ============   ============

                                                                      ALLEGHANY/                       ALLEGHANY/
                                                                    CHICAGO TRUST                    CHICAGO TRUST
                                                                 MUNICIPAL BOND FUND               MONEY MARKET FUND
                                                              ------------------------      ---------------------------------
                                                               YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                                  2000         1999               2000                1999
                                                              -----------  -----------      ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD                             $17,219,295  $13,209,908      $   335,140,215   $   281,389,294
                                                              -----------  -----------      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ................................        822,167      722,732           22,485,176        14,080,829
    Net realized gain (loss) on investments sold .........       (449,564)      24,495                   --                --
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .........        807,634   (1,093,220)                  --                --
                                                              -----------  -----------      ---------------   ---------------
    Net increase (decrease) in net assets from operations       1,180,237     (345,993)          22,485,176        14,080,829
                                                              -----------  -----------      ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................       (860,093)    (711,409)         (22,485,176)      (14,080,829)
       Class I ...........................................             --           --                   --                --
    Net realized gain on investments:
       Class N ...........................................             --           --                   --                --
       Class I ...........................................             --           --                   --                --
                                                              -----------  -----------      ---------------   ---------------
       Total distributions ...............................       (860,093)    (711,409)         (22,485,176)      (14,080,829)
                                                              -----------  -----------      ---------------   ---------------
CAPITAL SHARE TRANSACTIONS: Net proceeds from sales of shares:
       Class N ...........................................      3,995,141    7,470,973        1,605,653,266     1,295,225,039
       Class I ...........................................             --           --                   --                --
    Issued to shareholders in reinvestment of distributions:
       Class N ...........................................        152,350      126,534            3,126,098         1,813,603
       Class I ...........................................             --           --                   --                --
    Cost of shares repurchased:
       Class N ...........................................     (2,784,265)  (2,530,718)      (1,584,436,966)   (1,243,287,721)
       Class I ...........................................             --           --                   --                --
                                                              -----------  -----------      ---------------   ---------------
          Net increase (decrease) from capital
              share transactions .........................      1,363,226    5,066,789           24,342,398        53,750,921
                                                              -----------  -----------      ---------------   ---------------
          Total increase (decrease) in net assets ........      1,683,370    4,009,387           24,342,398        53,750,921
                                                              -----------  -----------      ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........    $18,902,665  $17,219,295      $   359,482,613   $   335,140,215
                                                              ===========  ===========      ===============   ===============
    (A)              Undistributed net investment income .    $        --  $    37,926      $            --   $            --
                                                              ===========  ===========      ===============   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..............................................        405,518      731,430        1,605,653,266     1,295,225,039
       Issued to shareholders in reinvestment
          of distributions ...............................         15,603       12,464            3,126,098         1,813,603
       Repurchased .......................................       (285,679)    (249,136)      (1,584,436,966)   (1,243,287,721)
    Class I:
       Sold ..............................................             --           --                   --                --
       Issued to shareholders in reinvestment
          of distributions ...............................             --           --                   --                --
       Repurchased .......................................             --           --                   --                --
                                                              -----------  -----------      ---------------   ---------------
          Net increase (decrease) in shares outstanding ..        135,442      494,758           24,342,398        53,750,921
                                                              ===========  ===========      ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60-61

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N               OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N

                                                         YEAR            YEAR          YEAR          YEAR         YEAR
                                                         ENDED           ENDED         ENDED         ENDED        ENDED
                                                       10/31/00        10/31/99      10/31/98      10/31/97     10/31/96
                                                     ------------    ------------   ----------   -----------   ---------
Net Asset Value, Beginning of Period. ...........    $      33.15    $      26.49   $    22.68   $     17.08   $   13.16
                                                     ------------    ------------   ----------   -----------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ........................           (0.05)          (0.04)       (0.05)        (0.05)         --
     Net realized and unrealized
        gain (loss) on investments ..............           (0.15)           7.64         4.07          5.79        3.93
                                                     ------------    ------------   ----------   -----------   ---------

        Total from investment operations ........           (0.20)           7.60         4.02          5.74        3.93
                                                     ------------    ------------   ----------   -----------   ---------

   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ................              --              --           --            --       (0.01)
     Distributions from net realized
        gain on investments .....................           (1.65)          (0.94)       (0.21)        (0.14)         --
                                                     ------------    ------------   ----------   -----------   ---------
        Total distributions .....................           (1.65)          (0.94)       (0.21)        (0.14)      (0.01)
                                                     ------------    ------------   ----------   -----------   ---------
Net increase (decrease) in net asset value ......           (1.85)           6.66         3.81          5.60        3.92
                                                     ------------    ------------   ----------   -----------   ---------
Net Asset Value, End of Period ..................    $      31.30    $      33.15   $    26.49   $     22.68   $   17.08
                                                     ============    ============   ==========   ===========   =========
TOTAL RETURN ....................................           (0.96)%         29.34%       17.90%        33.82%      29.91%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........    $  1,349,760    $  1,612,796   $1,004,356   $   479,557   $ 166,243
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser ..............................            1.03%           1.05%        1.12%         1.24%       1.32%
     After reimbursement of expenses
        by Adviser ..............................            1.03%           1.05%        1.12%         1.23%       1.28%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser ..............................           (0.14)%         (0.16)%      (0.22)%       (0.38)%     (0.10)%
     After reimbursement of expenses
        by Adviser ..............................           (0.14)%         (0.16)%      (0.22)%       (0.37)%     (0.06)%
   Portfolio Turnover ...........................           66.71%          31.59%       29.81%        18.65%      26.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS I               OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG &CALDWELL GROWTH FUND - CLASS I

                                                          YEAR           YEAR           YEAR          YEAR        PERIOD
                                                          ENDED          ENDED          ENDED         ENDED        ENDED
                                                        10/31/00       10/31/99       10/31/98      10/31/97    10/31/96(A)
                                                     -------------   ------------    ----------   ----------    ---------
Net Asset Value, Beginning of Period. ...........    $       33.46   $      26.65    $    22.75   $    17.08    $   15.59
                                                     -------------   ------------    ----------   ----------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................             0.05           0.04          0.01           --(b)      0.02
     Net realized and unrealized gain (loss)
        on investments ..........................            (0.16)          7.71          4.10         5.81         1.49
                                                     -------------   ------------    ----------   ----------    ---------
        Total from investment operations ........            (0.11)          7.75          4.11         5.81         1.51
                                                     -------------   ------------    ----------   ----------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income .......................               --             --            --           --        (0.02)
     Distributions from net realized
        gain on investments .....................            (1.65)         (0.94)        (0.21)       (0.14)          --
                                                     -------------   ------------    ----------   ----------    ---------
        Total distributions .....................            (1.65)         (0.94)        (0.21)       (0.14)       (0.02)
                                                     -------------   ------------    ----------   ----------    ---------
Net increase in net asset value .................            (1.76)          6.81          3.90         5.67         1.49
                                                     -------------   ------------    ----------   ----------    ---------
Net Asset Value, End of Period ..................    $       31.70   $      33.46    $    26.65   $    22.75    $   17.08
                                                     =============   ============    ==========   ==========    =========
TOTAL RETURN(1)                                              (0.70)%        29.78%        18.24%       34.26%        9.67%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)              $   1,334,651   $  1,369,673    $  738,423   $  268,861    $  52,407
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ...........................             0.74%          0.76%         0.85%        0.93%        0.98%
     After reimbursement of expenses
        by Adviser(2) ...........................             0.74%          0.76%         0.85%        0.93%        0.98%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ...........................             0.15%          0.14%         0.05%       (0.07)%       0.17%
     After reimbursement of expenses
        by Adviser(2) ...........................             0.15%          0.14%         0.05%       (0.06)%       0.17%
   Portfolio Turnover(1) ........................            66.71%         31.59%        29.81%       18.65%       26.36%

--------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Montag & Caldwell Growth Fund - Class I commenced investment operations on June 28, 1996.
(b) Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

                                                                                  CLASS N                              CLASS I
                                                       ------------------------------------------------------------  ----------
                                                          YEAR         YEAR        YEAR        YEAR         YEAR       PERIOD
                                                          ENDED        ENDED       ENDED       ENDED        ENDED       ENDED
                                                        10/31/00     10/31/99    10/31/98    10/31/97     10/31/96   10/31/00(A)
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net Asset Value, Beginning of Period. ...........      $    27.71   $   23.06   $    19.73   $   16.17   $    12.90  $    28.60
                                                       ----------   ---------   ----------   ---------   ----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...............           (0.06)      (0.06)       (0.02)       0.08         0.11          --
     Net realized and unrealized gain
        on investments ..........................            5.21        6.14         4.73        3.91         3.34        2.29
                                                       ----------   ---------   ----------   ---------   ----------  ----------
        Total from investment operations ........            5.15        6.08         4.71        3.99         3.45        2.29
                                                       ----------   ---------   ----------   ---------   ----------  ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ................              --          --        (0.01)      (0.09)       (0.11)         --
     Distributions from net realized
        gain on investments .....................           (2.00)      (1.43)       (1.37)      (0.34)       (0.07)         --
                                                       ----------   ---------   ----------   ---------   ----------  ----------
        Total distributions .....................           (2.00)      (1.43)       (1.38)      (0.43)       (0.18)         --
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net increase in net asset value .................            3.15        4.65         3.33        3.56         3.27        2.29
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net Asset Value, End of Period ..................      $    30.86   $   27.71   $    23.06   $   19.73   $    16.17   $   30.89
                                                       ==========   =========   ==========   =========   ==========  ==========
TOTAL RETURN(1) .................................           19.62%      27.71%       25.43%      25.16%       26.98%       8.01%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........      $  542,436   $ 490,189   $  367,666   $ 274,608   $  205,133   $  50,577
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ...........................            1.07%       1.06%        1.08%       1.12%        1.15%       0.83%
     After reimbursement of expenses
        by Adviser(2) ...........................            1.07%       1.06%        1.08%       1.07%(3)     1.00%       0.83%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ...........................           (0.18)%     (0.25)%      (0.11)%      0.36%        0.62%       0.06%
     After reimbursement of expenses
        by Adviser(2) ...........................           (0.18)%     (0.25)%      (0.11)%      0.41%        0.77%       0.06%
   Portfolio Turnover(1) ........................           25.73%      28.93%       34.21%      30.58%       25.48%      25.73%

-----------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a) Alleghany/Chicago Trust Growth & Income Fund -- Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND

                                                              YEAR         YEAR         YEAR          YEAR         YEAR
                                                              ENDED        ENDED        ENDED         ENDED        ENDED
                                                            10/31/00     10/31/99     10/31/98      10/31/97     10/31/96
                                                           ---------   ----------    ----------   ----------    ---------
Net Asset Value, Beginning of Period. ...........          $   13.45   $    13.16    $    17.60   $    14.39    $   12.07
                                                           ---------   ----------    ----------   ----------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...............              (0.05)       (0.05)         0.07         0.11         0.04
     Net realized and unrealized gain
        (loss) on investments ...................               5.25         0.34         (1.59)        4.38         3.01
                                                           ---------   ----------    ----------   ----------    ---------
        Total from investment operations ........               5.20         0.29         (1.52)        4.49         3.05
                                                           ---------   ----------    ----------   ----------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ................                 --           --(a)      (0.09)       (0.09)       (0.03)
     Distributions from net realized
        gain on investments .....................              (0.15)          --         (2.83)       (1.19)       (0.70)
                                                           ---------   ----------    ----------   ----------    ---------
        Total distributions .....................              (0.15)          --         (2.92)       (1.28)       (0.73)
                                                           ---------   ----------    ----------   ----------    ---------
Net increase (decrease) in net asset value ......               5.05         0.29         (4.44)        3.21         2.32
                                                           ---------   ----------    ----------   ----------    ---------
Net Asset Value, End of Period ..................          $   18.50   $    13.45    $    13.16   $    17.60    $   14.39
                                                           =========   ==========    ==========   ==========    =========
TOTAL RETURN ....................................              39.07%        2.32%       (10.54)%      33.47%       26.51%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........          $  26,389   $   17,586    $   22,728   $   28,460    $  17,418
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser ..............................               1.48%        1.50%         1.46%        1.67%        1.98%
     After reimbursement of expenses
        by Adviser ..............................               1.30%        1.30%         1.30%        1.30%        1.30%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser ..............................              (0.51)%      (0.50)%        0.30%        0.34%       (0.38)%
     After reimbursement of expenses
        by Adviser ..............................              (0.33)%      (0.30)%        0.46%        0.71%        0.30%
   Portfolio Turnover ...........................             108.61%      101.44%        78.33%      112.72%      126.83%

---------------------------
(a) Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                                                        YEAR          PERIOD
                                                                                        ENDED          ENDED
                                                                                      10/31/00      10/31/99(A)
                                                                                      ---------     ---------
Net Asset Value, Beginning of Period. ..........................................      $    9.18     $   10.00
                                                                                      ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................           0.06          0.04
     Net realized and unrealized gain (loss) on investments ....................           1.66         (0.85)
                                                                                      ---------     ---------
        Total from investment operations .......................................           1.72         (0.81)
                                                                                      ---------     ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .................          (0.06)        (0.01)
     Distributions from net realized gain on invetments ........................             --            --
                                                                                      ---------     ---------
        Total distributions ....................................................          (0.06)        (0.01)
                                                                                      ---------     ---------
Net increase (decrease) in net asset value .....................................           1.66         (0.82)
                                                                                      ---------     ---------
Net Asset Value, End of Period .................................................      $   10.84     $    9.18
                                                                                      =========     =========
TOTAL RETURN(1) ................................................................          18.88%        (8.07)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................      $  49,411     $  42,478
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................           1.48%         1.55%
     After reimbursement of expenses by Adviser(2) .............................           1.40%         1.40%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................           0.48%         0.36%
     After reimbursement of expenses by Adviser(2) .............................           0.56%         0.51%
   Portfolio Turnover(1) .......................................................         210.50%       156.55%

--------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                                         YEAR           YEAR         PERIOD
                                                                                         ENDED          ENDED         ENDED
                                                                                       10/31/00       10/31/99      10/31/98(A)
                                                                                     ----------     ----------      --------
Net Asset Value, Beginning of Period. ..........................................     $    16.60     $     8.62      $  10.00
                                                                                     ----------     ----------      --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .......................................................          (0.14)         (0.08)           --(b)
     Net realized and unrealized gain (loss) on investments ....................           8.42           8.06         (1.38)
                                                                                     ----------     ----------      --------
        Total from investment operations .......................................           8.28           7.98         (1.38)
                                                                                     ----------     ----------      --------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments .......................          (2.37)            --            --
                                                                                     ----------     ----------      --------
        Total distributions ....................................................          (2.37)            --            --
                                                                                     ----------     ----------      --------
Net increase (decrease) in net asset value .....................................           5.91           7.98         (1.38)
                                                                                     ----------     ----------      --------
Net Asset Value, End of Period .................................................     $    22.51     $    16.60      $   8.62
                                                                                     ==========     ==========      ========
TOTAL RETURN(1) ................................................................          53.35%         92.92%       (13.80)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................     $  182,806     $   57,282      $ 12,674
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................           1.46%          1.58%         1.54%
     After reimbursement of expenses by Adviser(2) .............................           1.40%          1.41%(3)      1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................          (0.84)%        (1.05)%       (0.06)%
     After reimbursement of expenses by Adviser(2) .............................          (0.78)%        (0.88)%       (0.02)%
   Portfolio Turnover(1) .......................................................         192.23%        204.26%       111.52%

------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
(a) Alleghany/Veredus Aggressive Growth Fund commenced investment operations on June 30, 1998.
(b) Represents less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/VEREDUS SCITECH FUND                                  OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/VEREDUS SCITECH FUND

                                                                      PERIOD
                                                                       ENDED
                                                                    10/31/00(A)
                                                                      -------
Net Asset Value, Beginning of Period. ...........................     $ 10.00
                                                                      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................        0.06
     Net realized and unrealized loss on investments ............       (1.11)
                                                                      -------
        Total from investment operations ........................       (1.05)
                                                                      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..       (0.02)
     Distributions from net realized gain on invetments .........          --
                                                                      -------
        Total distributions .....................................       (0.02)
                                                                      -------
Net decrease in net asset value .................................       (1.07)
                                                                      -------
Net Asset Value, End of Period ..................................     $  8.93
                                                                      =======
TOTAL RETURN(1) .................................................      (10.61)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................     $ 2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .............        6.17%
     After reimbursement of expenses by Adviser(2) ..............        1.50%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) .............       (2.54)%
     After reimbursement of expenses by Adviser(2) ..............        2.13%
   Portfolio Turnover(1) ........................................       85.98%

---------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N     OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N

                                                                SIX           TEN                                  EIGHT
                                                   YEAR        MONTHS       MONTHS       YEAR         YEAR        MONTHS
                                                   ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                                 10/31/00     10/31/99     04/30/99    06/30/98     06/30/97     06/30/96
                                                ----------   ---------    ---------    ---------    ---------    --------
Net Asset Value,
   Beginning of Period ......................    $  13.37     $ 12.70     $  14.30     $  13.05     $  12.51     $  11.73
                                                 --------     -------     --------     --------     --------     --------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income (loss) ...........          --        0.06        (0.02)        0.17         0.06         0.69
     Net realized and unrealized
        gain (loss) on investments ..........       (0.73)       0.61         0.16         1.69         1.09         0.72
                                                 --------     -------     --------     --------     --------     --------
        Total from investment
           operations .......................       (0.73)       0.67         0.14         1.86         1.15         1.41
                                                 --------     -------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ...................       (0.08)         --           --        (0.03)          --        (0.42)
     Distributions from net
        realized gain on
        investments .........................       (1.13)         --        (1.74)       (0.58)       (0.61)       (0.21)
                                                 --------     -------     --------     --------     --------     --------
        Total distributions .................       (1.21)         --        (1.74)       (0.61)       (0.61)       (0.63)
                                                 --------     -------     --------     --------     --------     --------
Net increase (decrease)
   in net asset value .......................       (1.94)       0.67        (1.60)        1.25         0.54         0.78
                                                 --------     -------     --------     --------     --------     --------
Net Asset Value, End of Period ..............    $  11.43     $ 13.37     $  12.70     $  14.30     $  13.05     $  12.51
                                                 ========     =======     ========     ========     ========     ========
TOTAL RETURN(1) .............................       (6.58)%      5.35%        1.05%       15.33%        9.77%       12.33%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .............................    $  6,019     $  7,516    $  5,278(3)  $  6,299     $  2,302     $  5,624
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............        1.43%        1.41%       1.41%        1.36%        1.38%        1.35%
     After reimbursement of
        expenses by Adviser(2) ..............        1.35%        1.35%       1.41%        1.36%        1.38%        1.35%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............       (0.12)%       0.95%      (0.21)%       1.31%        0.52%        1.04%
     After reimbursement of
        expenses by Adviser(2) ..............       (0.04)%       1.01%      (0.21)%       1.31%        0.52%        1.04%
   Portfolio Turnover(1) ....................       50.86%       28.91%      36.00%       60.00%       77.00%       60.00%

----------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I     OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I

                                                                SIX           TEN                                  EIGHT
                                                    YEAR       MONTHS       MONTHS        YEAR         YEAR       MONTHS
                                                    ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  10/31/00    10/31/99     04/30/99     06/30/98     06/30/97    06/30/96
                                                 ---------   ---------   -----------   ----------   ---------   ---------
Net Asset Value,
   Beginning of Period. .....................    $   13.40   $   12.70   $     14.32   $    13.12   $   12.54   $   11.74
                                                 ---------   ---------   -----------   ----------   ---------   ---------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ..................         0.05        0.08            --         0.16        0.10        0.72
     Net realized and unrealized
        gain (loss) on investments ..........        (0.75)       0.62          0.17         1.73        1.09        0.72
                                                 ---------   ---------   -----------   ----------   ---------   ---------
        Total from investment
          operations ........................        (0.70)       0.70          0.17         1.89        1.19        1.44
                                                 ---------   ---------   -----------   ----------   ---------   ---------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ...................        (0.10)         --         (0.05)       (0.11)         --       (0.43)
     Distributions from net
        realized gain on
        investments .........................        (1.13)         --         (1.74)       (0.58)      (0.61)      (0.21)
                                                 ---------   ---------   -----------   ----------   ---------   ---------
        Total distributions .................        (1.23)         --         (1.79)       (0.69)      (0.61)      (0.64)
                                                 ---------   ---------   -----------   ----------   ---------   ---------
Net increase (decrease)
   in net asset value .......................        (1.93)       0.70         (1.62)        1.20        0.58        0.80
                                                 ---------   ---------   -----------   ----------   ---------   ---------
Net Asset Value, End of Period ..............    $   11.47   $   13.40   $     12.70   $    14.32   $   13.12   $   12.54
                                                 =========   =========   ===========   ==========   =========   =========
TOTAL RETURN(1) .............................        (6.28)%      5.51%         1.31%       15.69%      10.07%      12.54%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .............................    $  38,169   $  97,067   $   101,084   $  122,126   $  94,044   $  70,207
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............         1.18%       1.16%         1.16%        1.11%       1.13%       1.10%
     After reimbursement of
        expenses by Adviser(2) ..............         1.10%       1.10%         1.16%        1.11%       1.13%       1.10%
   Ratios of net investment
     income (loss) to average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............         0.13%       1.20%         0.04%        1.20%       0.85%       0.81%
     After reimbursement of
        expenses by Adviser(2) ..............         0.21%       1.26%         0.04%        1.20%       0.85%       0.81%
   Portfolio Turnover(1) ....................        50.86%      28.91%        36.00%       60.00%      77.00%     60.00%

--------------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N            OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N

                                                                SIX           TEN                                  EIGHT
                                                   YEAR        MONTHS       MONTHS       YEAR         YEAR        MONTHS
                                                   ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                                 10/31/00     10/31/99     04/30/99    06/30/98     06/30/97     06/30/96
                                                ----------   ---------    ---------    ---------    ---------    --------
Net Asset Value,
   Beginning of Period. .....................    $  10.75     $ 10.42     $  10.14     $  13.95     $  12.63     $  11.24
                                                 --------     -------     --------     --------     --------     --------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ..................        0.05        0.05         0.05         0.09           --         0.02
     Net realized and unrealized
        gain (loss) on investments ..........       (0.92)       0.28         0.23        (3.90)        1.32         1.40
                                                 --------     -------     --------     --------     --------     --------
        Total from investment
           operations .......................       (0.87)       0.33         0.28        (3.81)        1.32         1.42
                                                 --------     -------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ...................       (0.02)         --           --           --           --        (0.03)
     Distributions from net
        realized gain on
        investments .........................          --          --           --           --           --           --
                                                 --------     -------     --------     --------     --------     --------
        Total distributions .................       (0.02)         --           --           --           --        (0.03)
                                                 --------     -------     --------     --------     --------     --------
Net increase (decrease)
   in net asset value .......................       (0.89)       0.33         0.28        (3.81)        1.32         1.39
                                                 --------     -------     --------     --------     --------     --------
Net Asset Value, End of Period ..............    $   9.86     $ 10.75     $  10.42     $  10.14     $  13.95     $  12.63
                                                 ========     =======     ========     ========     ========     ========
TOTAL RETURN(1) .............................       (8.25)%      3.26%        2.76%      (27.31)%      10.45%       12.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .............................    $  1,795     $  1,729    $    961(3)  $  1,339     $    117     $    368
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............        1.97%        2.07%       1.68%        1.65%        1.69%        1.61%
     After reimbursement of
        expenses by Adviser(2) ..............        1.60%        1.60%       1.68%        1.65%        1.69%        1.61%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............       (0.01)%       0.41%       0.69%        0.81%        0.02%        0.18%
     After reimbursement of
        expenses by Adviser(2) ..............        0.36%        0.88%       0.69%        0.81%        0.02%        0.18%
   Portfolio Turnover(1) ....................       42.02%       46.93%      38.00%       52.00%       74.00%       74.00%

--------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I            OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I

                                                                SIX           TEN                                  EIGHT
                                                    YEAR       MONTHS       MONTHS        YEAR         YEAR       MONTHS
                                                    ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  10/31/00    10/31/99     04/30/99     06/30/98     06/30/97    06/30/96
                                                 ---------   ---------   -----------   ----------   ---------   ---------
Net Asset Value,
   Beginning of Period. .....................    $   10.79   $   10.43    $   10.18   $   13.96    $   12.66    $   11.27
                                                 ---------   ---------    ---------   ---------    ---------    ---------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ..................         0.09        0.06         0.06        0.06         0.06         0.03
     Net realized and unrealized
        gain (loss) .........................        (0.97)       0.30         0.23       (3.84)        1.30         1.40
                                                 ---------   ---------    ---------   ---------    ---------    ---------
        Total from investment
           operations .......................        (0.88)       0.36         0.29       (3.78)        1.36         1.43
                                                 ---------   ---------    ---------   ---------    ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ............        (0.04)         --        (0.03)         --        (0.06)       (0.04)
     Distributions from net realized
        gain on investments .................           --          --           --          --           --           --
     Return of capital distributions ........           --          --        (0.01)         --           --           --
                                                 ---------   ---------    ---------   ---------    ---------    ---------
        Total distributions .................        (0.04)         --        (0.04)         --        (0.06)       (0.04)
                                                 ---------   ---------    ---------   ---------    ---------    ---------
Net increase (decrease)
   in net asset value .......................        (0.92)       0.36         0.25       (3.78)        1.30         1.39
                                                 ---------   ---------    ---------   ---------    ---------    ---------
Net Asset Value, End of Period ..............    $    9.87   $   10.79    $   10.43   $   10.18    $   13.96    $   12.66
                                                 =========   =========    =========   =========    =========    =========

TOTAL RETURN(1) .............................        (8.18)%      3.45%        2.98%     (27.08)%      10.85%       12.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .............................    $  11,685   $  16,579    $  18,043   $  24,251    $  52,703    $  80,545
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............         1.72%       1.82%        1.43%       1.39%        1.45%        1.35%
     After reimbursement of
        expenses by Adviser(2) ..............         1.35%       1.35%        1.43%       1.39%        1.45%        1.35%
   Ratios of net investment
     income to average net assets:
     Before reimbursement of
        expenses by Adviser(2) ..............         0.24%       0.66%        0.94%       0.52%        0.45%        0.84%
     After reimbursement of
        expenses by Adviser(2) ..............         0.61%       1.13%        0.94%       0.52%        0.45%        0.84%
   Portfolio Turnover(1) ....................        42.02%      46.93%       38.00%      52.00%       74.00%       74.00%

-------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

                                                                            CLASS N                               CLASS I
                                                   ------------------------------------------------------ ---------------------
                                                      YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      PERIOD
                                                      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED      ENDED
                                                    10/31/00    10/31/99   10/31/98   10/31/97  10/31/96   10/31/00   10/31/99(A)
                                                   ----------  ---------- ---------  ---------  --------  ----------  ----------
Net Asset Value, Beginning of Period. .......      $    19.41  $    17.60 $   16.01  $   14.29  $  12.12  $    19.42  $   18.36
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................            0.37        0.29      0.27       0.25      0.27        0.39       0.25
     Net realized and unrealized gain
        on investments ......................            0.06        2.73      1.97       2.93      2.17        0.09       1.03
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
        Total from investment operations ....            0.43        3.02      2.24       3.18      2.44        0.48       1.28
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ............           (0.35)      (0.27)    (0.27)     (0.25)    (0.27)      (0.40)     (0.22)
     Distributions from net realized
        gain on investments .................           (0.88)      (0.94)    (0.38)     (1.21)       --       (0.88)        --
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
        Total distributions .................           (1.23)      (1.21)    (0.65)     (1.46)    (0.27)      (1.28)     (0.22)
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
Net increase (decrease)in net asset value ...           (0.80)       1.81      1.59       1.72      2.17       (0.80)      1.06
                                                   ----------  ---------- ---------  ---------  --------  ----------  ---------
Net Asset Value, End of Period ..............      $    18.61  $    19.41 $   17.60  $   16.01  $  14.29  $    18.62  $   19.42
                                                   ==========  ========== =========  =========  ========  ==========  =========
TOTAL RETURN(1) .............................            2.05%      17.83%    14.46%     24.26%    20.37%       2.31%      6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....      $  162,896  $  160,286 $ 158,398  $  82,719  $  31,473 $  174,795  $  90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .......................            1.13%       1.14%     1.18%      1.33%      1.58%      0.88%      0.91%
     After reimbursement of expenses
        by Adviser(2) .......................            1.13%       1.14%     1.18%      1.25%      1.25%      0.88%      0.91%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .......................            1.93%       1.54%     1.67%      1.70%      1.83%      2.19%      1.77%
     After reimbursement of expenses
        by Adviser(2) .......................            1.93%       1.54%     1.67%      1.78%      2.16%      2.19%      1.77%
   Portfolio Turnover(1) ....................           54.51%      34.79%    59.02%     28.13%     43.58%     54.51%     34.79%

------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Montag & Caldwell Balanced Fund -- Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                                                            YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                          10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
                                                        -----------   -----------    ----------   ----------    ---------
Net Asset Value, Beginning of Period. .............     $     13.04   $     12.03    $    11.06   $     9.60    $    8.43
                                                        -----------   -----------    ----------   ----------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ........................            0.29          0.27          0.27         0.28         0.27
     Net realized and unrealized gain
        on investments ............................            1.57          1.71          1.65         1.60         1.16
                                                        -----------   -----------    ----------   ----------    ---------
        Total from investment operations ..........            1.86          1.98          1.92         1.88         1.43
                                                        -----------   -----------    ----------   ----------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ..................           (0.30)        (0.26)        (0.27)       (0.28)       (0.26)
     Distributions from net realized
        gain on investments .......................           (0.37)        (0.71)        (0.68)       (0.14)          --
                                                        -----------   -----------    ----------   ----------    ---------
        Total distributions .......................           (0.67)        (0.97)        (0.95)       (0.42)       (0.26)
                                                        -----------   -----------    ----------   ----------    ---------
Net increase in net asset value ...................            1.19          1.01          0.97         1.46         1.17
                                                        -----------   -----------    ----------   ----------    ---------
Net Asset Value, End of Period ....................     $     14.23   $     13.04    $    12.03   $    11.06    $    9.60
                                                        ===========   ===========    ==========   ==========    =========
TOTAL RETURN(1) ...................................           14.82%        17.26%        18.50%       20.10%       17.21%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........     $   321,226   $   294,426    $  219,362   $  187,993    $ 156,703
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser ................................            1.05%         1.06%         1.08%        1.13%        1.17%
     After reimbursement of expenses
        by Adviser ................................            1.05%         1.06%         1.08%        1.07%(2)     1.00%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser ................................            2.17%         2.13%         2.30%        2.70%        2.79%
     After reimbursement of expenses
        by Adviser ................................            2.17%         2.13%         2.30%        2.76%        2.96%
   Portfolio Turnover(1) ..........................           29.00%        25.05%        40.28%       34.69%       34.29%

--------------------------------
(1) Not Annualized.
(2) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND

                                                                                  CLASS N                              CLASS I
                                                       ------------------------------------------------------------  ----------
                                                          YEAR         YEAR        YEAR        YEAR         YEAR       PERIOD
                                                          ENDED        ENDED       ENDED       ENDED        ENDED       ENDED
                                                        10/31/00     10/31/99    10/31/98    10/31/97     10/31/96   10/31/00(A)
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net Asset Value, Beginning of Period. ............     $     9.71   $   10.27   $    10.13   $    9.89   $     9.94  $     9.64
                                                       ----------   ---------   ----------   ---------   ----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................           0.66        0.61         0.60        0.61         0.60        0.17
     Net realized and unrealized gain
        (loss) on investments ....................             --       (0.51)        0.15        0.23        (0.05)       0.09
                                                       ----------   ---------   ----------   ---------   ----------  ----------
        Total from investment operations .........           0.66        0.10         0.75        0.84         0.55        0.26
                                                       ----------   ---------   ----------   ---------   ----------  ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income .................          (0.64)      (0.61)       (0.61)      (0.60)       (0.60)      (0.17)
     Distributions from net realized
        gain on investments ......................             --       (0.05)          --          --           --          --
                                                       ----------   ---------   ----------   ---------   ----------  ----------
        Total distributions ......................          (0.64)      (0.66)       (0.61)      (0.60)       (0.60)      (0.17)
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net increase (decrease) in net asset value .......           0.02       (0.56)        0.14        0.24        (0.05)       0.09
                                                       ----------   ---------   ----------   ---------   ----------  ----------
Net Asset Value, End of Period ...................     $     9.73   $    9.71   $    10.27   $   10.13   $     9.89  $     9.73
                                                       ==========   =========   ==========   =========   ==========  ==========
TOTAL RETURN(1) ..................................           6.98%       1.02%        7.66%       8.84%        5.76%       2.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........     $  104,960   $ 133,408   $  160,561   $ 120,532   $   79,211   $  49,432
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ............................           0.95%       0.93%        0.96%       1.02%        1.10%       0.70%
     After reimbursement of expenses
        by Adviser(2) ............................           0.76%(3)    0.80%        0.80%       0.80%        0.80%       0.51%(4)
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ............................           6.53%       5.91%        5.79%       6.02%        5.89%       6.78%
     After reimbursement of expenses
        by Adviser(2) ............................           6.72%       6.04%        5.95%       6.24%        6.19%       6.97%
   Portfolio Turnover(1) .........................          39.27%      49.83%       45.29%      17.76%       41.75%      39.27%

---------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense Reimbursement Level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15, 2000.
(4) If Class I had been in existence for the entire year, the net expense ratio would have been 0.49%.
(a) Alleghany/Chicago Trust Bond Fund -- Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                                             YEAR         YEAR          YEAR          YEAR         YEAR
                                                             ENDED        ENDED         ENDED         ENDED        ENDED
                                                           10/31/00     10/31/99      10/31/98      10/31/97     10/31/96
                                                         -----------   ----------    ----------   ----------    ---------
Net Asset Value, Beginning of Period. ............       $      9.73   $    10.36    $    10.19   $    10.06    $   10.08
                                                         -----------   ----------    ----------   ----------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................              0.48         0.46          0.44         0.38         0.38
     Net realized and unrealized gain
        (loss) on investments ....................              0.21        (0.63)         0.17         0.12        (0.02)
                                                         -----------   ----------    ----------   ----------    ---------
        Total from investment operations .........              0.69        (0.17)         0.61         0.50         0.36
                                                         -----------   ----------    ----------   ----------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income .................             (0.50)       (0.46)        (0.44)       (0.37)       (0.38)
                                                         -----------   ----------    ----------   ----------    ---------
        Total distributions ......................             (0.50)       (0.46)        (0.44)       (0.37)       (0.38)
                                                         -----------   ----------    ----------   ----------    ---------
Net increase (decrease) in net asset value .......              0.19        (0.63)         0.17         0.13        (0.02)
                                                         -----------   ----------    ----------   ----------    ---------
Net Asset Value, End of Period ...................       $      9.92   $     9.73    $    10.36   $    10.19    $   10.06
                                                         ===========   ==========    ==========   ==========    =========
TOTAL RETURN .....................................              7.30%       (1.77)%        6.17%        5.13%        3.59%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........       $    18,903   $   17,219    $   13,210   $   12,379    $  11,186
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser ...............................              1.17%        1.20%         1.41%        1.64%        1.53%
     After reimbursement of expenses
        by Adviser ...............................              0.10%        0.10%         0.35%(1)     0.90%        0.90%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser ...............................              3.82%        3.45%         3.22%        3.00%        3.11%
     After reimbursement of expenses
        by Adviser ...............................              4.89%        4.55%         4.28%        3.74%        3.74%
   Portfolio Turnover ............................             91.58%       22.83%        34.33%       16.19%       27.47%

--------------------------------------
(1) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 2000
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                                            YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                          10/31/00      10/31/99      10/31/98      10/31/97     10/31/96
                                                        -----------    ----------    ----------   ----------    ---------
Net Asset Value, Beginning of Period. ............      $      1.00    $     1.00    $     1.00   $     1.00    $    1.00
                                                        -----------    ----------    ----------   ----------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................             0.06          0.05          0.05         0.05         0.05
                                                        -----------    ----------    ----------   ----------    ---------
     Less distributions from
        net investment income ....................            (0.06)        (0.05)        (0.05)       (0.05)       (0.05)
                                                        -----------    ----------    ----------   ----------    ---------
Net Asset Value, End of Period ...................      $      1.00    $     1.00    $     1.00   $     1.00    $    1.00
                                                        ===========    ==========    ==========   ==========    =========
TOTAL RETURN .....................................             5.90%         4.76%         5.24%        5.15%        5.14%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........      $   359,483    $  335,140    $  281,389   $  238,551    $ 225,536
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser ...............................             0.50%         0.51%         0.52%        0.56%        0.59%
     After reimbursement of expenses
        by Adviser ...............................             0.50%         0.51%         0.51%(1)     0.50%        0.50%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser ...............................             5.72%         4.63%         5.13%        5.00%        4.93%
     After reimbursement of expenses
        by Adviser ...............................             5.72%         4.63%         5.14%        5.06%        5.02%

------------------------------------
(1) As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: Alleghany Funds (the "Company") operates as a series company; thirteen series are covered by these financial statements: Alleghany/Montag & Caldwell Growth Fund (the "Growth Fund"), Alleghany/Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), Alleghany/Chicago Trust Small Cap Value Fund (the "Small Cap Value Fund"), Alleghany/Veredus Aggressive Growth Fund (the "Aggressive Growth Fund"), Alleghany/Veredus SciTech Fund (the "SciTech Fund"), Alleghany/Blairlogie International Developed Fund (the "International Developed Fund"), Alleghany/Blairlogie Emerging Markets Fund (the "Emerging Markets Fund"), Alleghany/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Alleghany/Chicago Trust Balanced Fund (the "CT Balanced Fund"), Alleghany/Chicago Trust Bond Fund (the "Bond Fund"), Alleghany/Chicago Trust
Municipal Bond Fund (the "Municipal Bond Fund") and Alleghany/Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act") and was organized as a Delaware business trust on September 10, 1993.

After the close of business on April 30, 1999, pursuant to an agreement and plan of reorganization in a tax-free business combination, the assets and liabilities of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (the "Acquired Funds") were transferred to the newly formed series of the Company, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund (the "Acquiring Funds"), in exchange for shares of the Acquiring Funds. Holders of the Institutional class of shares of the Acquired Funds received Class I Shares of the corresponding Acquiring Fund and holders of the Administrative Class of the Acquired Fund received Class N Shares of the corresponding Acquiring Fund. In addition, at the date of transfer for Alleghany/Blairlogie Emerging Markets Fund, 39,668 Class A Shares, 21,554 Class B Shares and 31,837 Class C Shares converted to 39,559, 21,149 and 31,255 Class N Shares of the Acquiring Fund at conversion rates of 0.99724, 0.98121 and 0.98170, respectively. At the date of transfer for Alleghany/Blairlogie International Developed Fund 75,505 Class A Shares, 122,227 Class B Shares and 221,270 Class C Shares converted to 75,200, 119,741 and 216,942 Class N Shares of the Acquiring Fund at conversion rates of 0.99597, 0.97966, 0.98044, respectively. Prior year share information has been restated to reflect the share conversions at April 30, 1999.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. The Chicago Trust Company ("Chicago Trust") is the Adviser for the Fund, which commenced investment operations on December 13, 1993 and Chicago Capital Management, Inc. ("CCM") is the Sub-Adviser. Effective July 31, 2000, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Adviser for the Fund and Talon is the Sub-Adviser.

The Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). Chicago Trust is the Adviser for the Fund, which commenced investment operations on November 10, 1998. CCM is the Sub-Adviser.

The Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on June 30, 1998.

The SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.

The International Developed Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of international equity securities. Blairlogie Capital Management ("Blairlogie") is the Adviser for the Fund, which commenced investment operations on June 8, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Emerging Markets Fund seeks long-term growth of capital with investments primarily in common stocks of companies

78
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      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

located in emerging market countries. Blairlogie is the Adviser for the Fund, which commenced investment operations on June 1, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The CT Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on September 21, 1995. CCM is the Sub-Adviser.

The Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993. Effective July 31, 2000, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares. CCM is the Sub-Adviser.

The Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993. CCM is the Sub-Adviser.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 14, 1993. CCM is the Sub-Adviser.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

(1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the CT Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the last quoted bid and asked prices. For the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund, fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. When fair market value quotations are not readily available, securities and other assets are valued at fair value by or under the direction of the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the time the net asset value ("NAV") is computed. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

      ALLEGHANY FUNDS
---------------------
                                                                OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(3) DERIVATIVE FINANCIAL INSTRUMENTS: The Growth Fund, the Growth & Income Fund, the Talon Fund, the Aggressive Growth Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Transactions in purchased options for the Aggressive Growth Fund for the year ended October 31, 2000 were as follows:

                                             CONTRACTS          PREMIUM
                                          --------------    -----------------
Outstanding at October 31, 1999 .......               --    $              --
Options purchased (Net) ...............            6,162           (5,047,149)
Options exercised or terminated in
  closing transactions ................           (6,162)           5,047,149
Options expired (Net) .................               --                   --
                                          --------------    -----------------
Outstanding at October 31, 2000 .......               --                   --
                                          --------------    -----------------
                                          --------------    -----------------

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT
Balanced Fund, the Bond Fund and the Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may also invest in collateralized mortgage obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the losses amounted to $79,204 for the Aggresive Growth Fund, which will expire on October 31, 2005, $253,649 for the SciTech Fund, which will expire on October 31, 2008, $16,004,888 for the Emerging Markets Fund, which will expire between October 31, 2003 and October 31, 2006, $2,410,091 for the Bond Fund,which will expire between October 31, 2007 and October 31, 2008,and $459,794 for the Municipal Bond Fund which will expire between October 31, 2003 and October 31, 2008.

Net realized gains or losses may differ for financial and tax reporting purposes for the Small Cap Value Fund, the Aggressive Growth Fund, the Talon Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and adjustments from investments in real estate investment trusts.

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTI-CLASS OPERATIONS: With respect to the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

(12) ORGANIZATION COSTS: The Funds have reimbursed the Advisers for certain costs incurred in connection with the Funds' and the Company's organization. The costs were being amortized on a straight-line basis over five years, commencing on June 30, 1998 for the Aggressive Growth Fund.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the SciTech Fund, the M&C Balanced Fund and the CT Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. With respect to the International Developed Fund and the Emerging Markets Fund, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. The Bond Fund distributes net investment income to shareholders monthly and capital gains, if any, are distributed at least annually. Prior to April 14, 2000, the Municipal Bond Fund declared and distributed its net investment income monthly. Effective April 14, 2000, the Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund and Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund are due to different class expenses.

      ALLEGHANY FUNDS
---------------------

OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $4,155, $11.990 and $2,920 were reclassified at October 31, 2000 between accumulated net realized gain on investments and undistributed net investment income in the M&C Balanced Fund, the CT Balanced Fund and the Bond Fund, respectively, due to gains and losses on paydown adjustments from mortgage-backed securities. Also, in the Small Cap Value Fund, permanent book and tax differences relating to the sale of real estate investment trusts totaling $43,600 were reclassified from undistributed net investment income to accumulated net investment gain. For the International Developed Fund and the Emerging Markets Fund, permanent book and tax differences relating to net currency gains and losses totaling $547,732 and $37,679, respectively, were reclassified between accumulated net realized gain and undistributed net investment income. Also, for the International Developed Fund, permanent book and tax differences relating to corporate actions in the amount of $6,533 were reclassified from accumulated net realized gain to undistributed net investment income.

The Growth & Income Fund has net operating losses for tax purposes, net of short-term capital gains of $968,863, for the year ended October 31, 2000 which were reclassified from undistributed net investment income to capital paid-in as permanent differences. The Talon Fund, the Aggressive Growth Fund and the International Developed Fund had net operating losses for tax purposes of $73,532, $1,159,231 and $452,633, respectively, which were entirely offset by short-term capital gains, therefore these amounts were reclassified from undistributed net investment income to accumulated net realized gain.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the year ended October 31, 2000, 100.00% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Aggresive Growth Fund, the International Developed Fund, the M&C Balanced Fund and the CT Balanced Fund paid long-term capital gain distributions of $148,759,505, $36,048,318, $181,097, $257,413, $8,147,948, $12,091,994 and
$7,972,769, respectively. In January 2001, the Funds will provide tax information to shareholders of the 2000 calendar year.

All of the income dividends paid by each fund were for ordinary income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received were 9.65%, 17.82%, 100.00% and 99.17% for the M&C Balanced Fund, the CT Balanced Fund, the Small Cap Value Fund and the Talon Fund respectively.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2000, Alleghany Asset Management, Inc. owned one share of the SciTech Fund

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 2000 were:

                                AGGREGATE PURCHASES              PROCEEDS FROM SALES

                         U.S. GOVERNMENT       OTHER      U.S. GOVERNMENT        OTHER
                         ---------------   -------------- ---------------    --------------
Growth Fund ...........      $        --   $1,965,205,320   $         --     $2,235,826,517
Growth & Income Fund ..               --      144,028,371             --        133,496,206
Talon Fund ............               --       25,971,037             --         23,137,900
Small Cap Value Fund ..               --       94,008,581             --         96,838,306
Aggressive Growth Fund                --      341,978,609             --        262,199,556
SciTech Fund ..........               --        2,732,241             --          1,143,721
International Developed
    Fund ..............               --       36,552,998             --         92,635,339
Emerging Markets Fund .               --        7,331,259             --         10,503,689
M&C Balanced Fund .....       28,950,429      205,856,078     25,438,025        133,254,746
CT Balanced Fund ......       22,800,593       62,847,554     15,313,212         72,941,706
Bond Fund .............       30,546,095       34,640,987     33,389,033         18,965,726
Municipal Bond Fund ...               --       16,200,331             --         14,770,619

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 for the Growth Fund; 0.70% for the Growth & Income Fund; 0.80% for the Talon Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Aggressive Growth Fund; 1.00% for the SciTech Fund; 0.85% for the International Developed Fund; 0.85% for the Emerging Markets Fund; 0.75% for the M&C Balanced Fund; 0.70% for the CT Balanced Fund; 0.55% for the Bond Fund; 0.60% for the Municipal Bond Fund; and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly.

For the one year period ending December 31, 2000, the Advisers have contractually undertaken to reimburse the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the SciTech Fund the International Developed Fund (Class I and Class N), the Emerging Markets Fund (Class I and Class N), and the Bond Fund (Class I and Class N), for operating expenses which cause total expenses to exceed 1.30%, 1.40%, 1.40%, 1.50%, 1.10%, 1.35%, 1.35%, 1.60%,
0.49%, and 0.74%, respectively. With respect to the Bond Fund, prior to February 15, 2000, total

      ALLEGHANY FUNDS
---------------------

                                                                OCTOBER 31, 2000
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

expenses were capped at 0.80%. The Advisers have voluntarily undertaken to reimburse the Growth Fund (Class I and Class N), the Growth & Income Fund (Class I and Class N), the M&C Balanced Fund (Class I and Class N), the CT Balanced Fund and the Municipal Bond Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 0.85%, 1.10%, 1.00%, 1.25%, 1.10%, and 0.10%
respectively. The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

For the year ended October 31, 2000, the Advisers waived/ reimbursed expenses of $39,493 for the Talon Fund, $36,464 for the Small Cap Value Fund, $91,005 for the Aggressive Growth Fund, $40,452 for the SciTech Fund, $61,420 for the International Developed Fund, $69,709 for the Emerging Markets Fund, $267,750 for the Bond Fund and $179,242 for the Municipal Bond Fund.

Alleghany Investment Services, Inc. ("AIS") serves as Administrator of the Funds. For services provided, AIS receives the following fees:


                   ADMINISTRATION FEES                        CUSTODY LIAISON FEES
                   -------------------                        --------------------
                                  AVERAGE
                                  -------
FEE (% OF FUNDS' AGGREGATE        DAILY NET            ANNUAL FEE      AVERAGE DAILY NET ASSETS
--------------------------        ---------            ----------      ------------------------
     DAILY NET ASSETS)             ASSETS              (PER FUND)              (PER FUND)
     -----------------             ------              ----------              ----------
       0.060                  up to $2 billion         $   10,000         up to $100 million
       0.050              $2 billion to $7 billion     $   15,000   $100 million to $500 million
       0.045                   over $7 billion         $   20,000         over $500 million

PFPC Inc. ("PFPC"), formerly First Data Investor Services Group, Inc., serves as Sub-Administrator of the Funds and receives fees, which are paid to PFPC by the Administrator. Effective April 1, 2000, fees are based upon the following schedule:

   SUB-ADMINISTRATION FEES               CUSTODY LIAISON FEES
   -----------------------               --------------------

FEE (% OF FUNDS' AGGREGATE           AVERAGE DAILY            ANNUAL FEE
--------------------------           -------------            ----------
    DAILY NET ASSETS)                 NET ASSETS              (PER FUND)
    -----------------                 ----------              ----------
       0.045                         up to $2 billion          $10,000
       0.040                     $2 billion to $3 billion
       0.030                     $3 billion to $8 billion
       0.025                    $8 billion to $12 billion
       0.020                        over  $12 billion

Prior to April 1, 2000, PFPC received fees as follows:

      SUB-ADMINISTRATION FEES                 CUSTODY LIAISON FEES
      -----------------------                 --------------------

FEE (% OF FUNDS'        AVERAGE
----------------        -------
    AGGREGATE          DAILY NET         ANNUAL FEE    AVERAGE DAILY NET ASSETS
    ---------          ---------         ----------    ------------------------
DAILY NET ASSETS)        ASSETS          (PER FUND)           (PER FUND)
-----------------        ------          ----------           ----------
      0.060         up to $2 billion       $10,000       up to $100 million
      0.045    $2 billion to $3.5 billion  $15,000  $100 million to $500 million
      0.040         over $3.5 billion      $20,000        over $500 million

Provident Distributors, Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class N Shares, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I Shares of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the Bond Fund and the Class N Shares of the Money Market Fund do not have distribution plans.

For the year ended October 31, 2000, the class specific expenses were:

                                                           REPORTS TO
                              TRANSFER AGENT FEES      SHAREHOLDER EXPENSE
                              -------------------      -------------------
                              CLASS N     CLASS I      CLASS N     CLASS I
                              --------    -------      --------    -------
Growth Fund ................  $460,271    $    --      $134,399    $74,027
Growth & Income  Fund ......    42,486         --        40,112      2,493
International Developed Fund        --         --           692      7,006
Emerging Markets Fund ......        --         --           225      1,632
M&C Balanced Fund ..........     7,794         --         7,310      4,493
Bond Fund ..................     2,022         --        10,761      1,269

Certain officers and Trustees of the Company are also officers and directors of Chicago Trust. The Company does not compensate its officers or affiliated Trustees. Effective January 1, 2000, the Company pays each unaffiliated Trustee $3,500 per Board of Trustees' meeting attended and an annual retainer of $3,500 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (F) SUBSEQUENT EVENTS (UNAUDITED): (1) Alleghany/ TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund commenced operations on November 30, 2000.

(2) On October 18, 2000, ABNAMRO Bank N.V. ("ABN AMRO") and Alleghany Corporation announced that they had entered into a definitive agreement where by a direct or indirect subsidiary of ABNAMROwill be merged with and into Alleghany Asset Management, Inc., which is the parent company of the Trust's Advisers-- The Chicago Trust Company, Montag &Caldwell, Inc., Blairlogie Capital Management, Veredus Asset Management LLCand TAMROCapital Partners LLC-- and to Chicago Capital Management, Inc., a Subadviser to certain of the Funds. Alleghany Asset Management, Inc. is also the parent of the Trust's Administrator, Alleghany Investment Services, Inc.

      ALLEGHANY FUNDS
---------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareowners of Alleghany Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alleghany Funds (comprising, respectively, Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund, and Alleghany/Chicago Trust Money Market Fund) as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alleghany/Veredus SciTech Fund of the Alleghany Funds as of October 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the four-month period then ended. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund of Alleghany Funds as of October 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of Alleghany Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund financial highlights for the three years ended June 30, 1998 were audited by other auditors whose report thereon dated August 17, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Alleghany Funds as of October 31, 2000, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, as noted above, in conformity with generally accepted accounting principles in the United States of America.


                                                /S/ SIGNATURE OMITTED - KPMG LLP


Chicago, Illinois
December 18, 2000

Guide to Shareholder Benefits

We're delighted to offer all Alleghany Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN1

Systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Alleghany Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE, FLEXIBLE EXCHANGE PRIVILEGES

As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Alleghany/Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $500 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week -- in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

1Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.


www.AlleghanyFunds.com

[BEGIN SIDEBAR]
Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.
[END SIDEBAR]


Our Shareholder Services Line
Is at Your Service 24 Hours a Day

---------------------------------
  800 992-8151

TRUSTEES
------------------------------

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Dorothea C. Gilliam
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*

  *UNAFFILIATED TRUSTEE

ADVISERS
------------------------------

  The Chicago Trust Company
  171 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  Blairlogie Capital Management
  125 Princes Street
  Edinburgh EH2 4AD
  Scotland

SHAREHOLDER SERVICES
------------------------------

  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581

DISTRIBUTOR
------------------------------

  Provident Distributors, Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406

OFFICERS
------------------------------

  Kenneth C. Anderson, President
  Gerald F. Dillenburg, Vice President,
     Secretary and Treasurer
  Debra Bunde Reams, Vice President
  Laura M. Hlade, Assistant Treasurer

CUSTODIAN
------------------------------

  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  State Street Bank and Trust
  801 Pennsylvania Avenue
  Kansas City, MO 64105

LEGAL COUNSEL
------------------------------

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601

AUDITOR
------------------------------

  KPMG LLP
  303 East Wacker Drive
  Chicago, IL 60601

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

AGAR-OO 10/31/00